As filed with the Securities and Exchange Commission
on April 27, 2007

Registration Nos. 033-16439 and 811-05159

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 67	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 69	☒

RS INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

388 Market Street
San Francisco, California 94111

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (800) 766-3863

TERRY R. OTTON

c/o RS Investments

388 Market Street

San Francisco, California 94111

(Name and Address of Agent for Service)

TIMOTHY W. DIGGINS, Esq.

Ropes & Gray LLP

One International Place

Boston, MA 02110-2624

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Amendment.

It is proposed that this filing will become effective (check appropriate box)

☐                                    immediately upon filing pursuant to paragraph (b)

☒                                  on April 30, 2007 pursuant to paragraph (b)

☐                                    60 days after filing pursuant to paragraph (a)(1)

☐                                    on [date] pursuant to paragraph (a)(1)

☐                                    75 days after filing pursuant to paragraph (a)(2)

☐                                    on [date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐            This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Amendment relates solely to the Class Y shares of RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, RS Value Fund, RS Core Equity Fund, and RS Small Cap Core Equity Fund, each a series of RS Investment Trust (the “Trust”). The Amendment does not supersede or amend any disclosure in the Trust’s Registration Statement relating to any other classes or series of the Trust.

May 1, 2007

Class Y Shares

RS Investment Trust

Growth

RS Emerging Growth Fund

RS Growth Fund

The Information Age Fund®

RS MidCap Opportunities Fund

RS Smaller Company Growth Fund

Value

RS Value Fund

RS Partners Fund

RS Investors Fund

RS Global Natural Resources Fund

Core Equity

RS Core Equity Fund

RS Small Cap Core Equity Fund

PROSPECTUS

Call RS Investments at 1-800-766-FUND to find out more about the Funds. This Prospectus explains what you should know about the RS Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Call 1-800-766-FUND I www.RSinvestments.com

Table of Contents

Growth Fund Summaries

RS Emerging Growth Fund	2

RS Growth Fund	5

The Information Age Fund®	8

RS MidCap Opportunities Fund	12

RS Smaller Company Growth Fund	15

Value Fund Summaries

RS Value Fund	18

RS Partners Fund	22

RS Investors Fund	26

RS Global Natural Resources Fund	30

Core Equity Fund Summaries

RS Core Equity Fund	34

RS Small Cap Core Equity Fund	37

Additional Information

Principal Risks; Additional Information About Investment Strategies and Risks	40

Other Investment Strategies and Risks	44

Management of the Funds	46

Legal Matters	47

Portfolio Managers	48

Types of Shares Available	51

How Shares Are Priced	52

How to Purchase Shares	53

How to Sell Shares	54

Exchanges	56

Frequent Purchases and Redemptions	56

USA Patriot Act	57

Dividends and Distributions	57

Taxes	57

Disclosure of Portfolio Holdings	58

Financial Highlights

RS Emerging Growth Fund	60

RS Growth Fund	60

The Information Age Fund®	60

RS MidCap Opportunities Fund	62

RS Smaller Company Growth Fund	62

RS Value Fund	62

RS Partners Fund	62

RS Investors Fund	62

RS Global Natural Resources Fund	62

RS Core Equity Fund	64

RS Small Cap Core Equity Fund	64

RS Emerging Growth Fund

Investment Objective

Capital appreciation.

Principal Investment Strategies

The Fund invests principally in smaller, rapidly growing emerging companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

■  whether the company has experienced strong revenue growth;

■  whether the company appears to have a strong competitive position;

■  whether the company participates in what RS Investments considers an emerging growth industry or an emerging niche in an established industry.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

■  the price of the security appears high relative to the company's prospects;

■  the company's financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

The Fund normally invests at least 80% of its net assets in equity securities of companies that RS Investments believes have the potential for more-rapid growth than the overall economy. Although the Fund may invest without limit in companies of any size, it is likely, under current market conditions, that a substantial amount of its investments will be in companies with market capitalizations of $2.0 billion or less at time of purchase. The Fund may at times invest a substantial portion of its assets in technology companies.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector—such as the technology sector—increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Call 1.800.766.FUND

Principal Risks (continued)

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 40 and "Other Investment Strategies and Risks" beginning on page 44 for a description of these and other risks of investing in the Fund.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 1999 75.17%  Worst Quarter Third Quarter 2001 -31.26%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception (11/30/87)
Class A Sharesº
Return Before Taxes	9.45%	2.19%	10.04%	15.44%
Return After Taxes on Distributions†	9.45%	2.19%	8.55%	13.50%
Return After Taxes on Distributions and Sale of Fund Shares†	6.14%	1.87%	7.89%	12.92%
Russell 2000® Growth Index* (reflects no deduction for fees, expenses, or taxes)	13.35%	6.93%	4.88%	9.42%

º  Returns have not been adjusted to reflect the sales load applicable to Class A shares. Class Y shares are not subject to any sales load.

†  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fund Performance

The chart above and the table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past 10 calendar years. The returns in the bar chart and table do not reflect the impact of sales loads applicable to Class A shares. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. As of the date of this Prospectus, no Class Y shares of the Fund are outstanding. Class A shares represent an investment in the same portfolio of securities as Class Y shares. Annual returns of the two classes of shares would differ to the extent that Class Y shares do not have the same expenses as Class A shares. Expenses of Class Y shares are expected to be less than the expenses of Class A shares because, among other things, Class Y shares do not pay a 12b-1 fee. In addition, Class A shares are subject to an initial sales load of up to 4.75%. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENTOBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

www.RSinvestments.com

RS Emerging Growth Fund

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. No sales loads are imposed on Class Y shares.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
Class Y Shares	0.95%	None	0.25%	1.20%

1  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year. "Other Expenses" include expenses of 0.01% or less of the Fund's average daily net assets indirectly incurred by the Fund through investments in certain pooled investment vehicles for the fiscal year ended December 31, 2006.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$126	$392	$679	$1,495

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class Y Shares
Expenses	$126	$131	$136	$141	$146	$151	$157	$163	$169	$175	$1,495
Impact on Return	$126	$137	$149	$161	$175	$189	$204	$220	$237	$255	$1,852

Call 1.800.766.FUND

RS Growth Fund

Investment Objective

Long-term capital growth.

Principal Investment Strategies

The Fund invests principally in equity securities of growth companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

■  whether the company has experienced or has the potential for superior earnings-per-share growth;

■  whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch;

■  whether the company has a superior management team.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

■  the price of the security appears relatively high or attains RS Investments' price target;

■  the company's business fundamentals turn negative;

■  another investment may offer a better opportunity;

■  the stock price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

Although it may invest in companies of any size, the Fund invests principally in equity securities of companies with market capitalizations greater than that of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $3.8 billion, based on the size of the largest company on March 31, 2007). The Fund may at times invest a substantial portion of its assets in technology companies.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Midsized Companies Risk

Midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector—such as the technology sector—increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of nearly 200% and will likely experience high portfolio turnover rates in the future.

www.RSinvestments.com

RS Growth Fund

Principal Risks (continued)

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 40 and "Other Investment Strategies and Risks" beginning on page 44 for a description of these and other risks of investing in the Fund.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 1998 24.07%  Worst Quarter Third Quarter 2001 -17.89%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception (5/12/92)
Class A Shares°
Return Before Taxes	10.79%	7.61%	6.64%	11.77%
Return After Taxes on Distributions†	8.02%	5.54%	4.07%	9.67%
Return After Taxes on Distributions and Sale of Fund Shares†	9.39%	5.84%	4.66%	9.69%
Russell 1000® Growth Index* (reflects no deduction for fees, expenses, or taxes)	9.07%	2.69%	5.44%	8.50%

°  Returns have not been adjusted to reflect the sales load applicable to Class A shares. Class Y shares are not subject to any sales load.

†  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The Russell 1000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fund Performance

The chart above and the table to the left provide some indication above of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past 10 calendar years. The returns in the bar chart and table do not reflect the impact of sales loads applicable to Class A shares. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. As of the date of this Prospectus, no Class Y shares of the Fund are outstanding. Class A shares represent an investment in the same portfolio of securities as Class Y shares. Annual returns of the two classes of shares would differ to the extent that Class Y shares do not have the same expenses as Class A shares. Expenses of Class Y shares are expected to be less than the expenses of Class A shares because, among other things, Class Y shares do not pay a 12b-1 fee. In addition, Class A shares are subject to an initial sales load of up to 4.75%. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Call 1.800.766.FUND

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. No sales loads are imposed on Class Y shares.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
Class Y Shares	0.80%	None	0.25%	1.05%

1  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year. "Other Expenses" include expenses of 0.01% or less of the Fund's average daily net assets indirectly incurred by the Fund through investments in certain pooled investment vehicles for the fiscal year ended December 31, 2006.

2  RS Investments has contractually agreed through April 30, 2008 to reduce the management fees paid by Class Y shares of the Fund so that, at all times through April 30, 2008, Class Y shares pay management fees at the same rate as do Class A shares of the Fund.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$110	$344	$596	$1,317

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class Y Shares
Expenses	$110	$115	$119	$124	$128	$133	$139	$144	$150	$156	$1,317
Impact on Return	$110	$120	$131	$142	$154	$166	$180	$194	$210	$226	$1,632

www.RSinvestments.com

The Information Age Fund®

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Fund invests principally in the information technology sector. Companies in the information technology sector include companies that RS Investments considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. Many of these are companies that RS Investments believes are likely to benefit substantially as a direct or indirect result of the growth of the Internet.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

■  whether the company has experienced strong revenue growth;

■  whether the company appears to have a strong competitive position;

■  whether the company participates in what RS Investments considers an emerging growth industry or a niche in an established industry.

The information technology sector. The following examples illustrate the wide range of products and services provided by companies in this sector:

■  computer hardware and software of any kind, including, for example, semiconductors, semiconductor equipment, Internet access devices and technologies, optical components, and any technology used in the distribution of data, voice, or interactive content;

■  telecommunications products and services, including landline, satellite, and wireless technologies and any other related technology that may emerge in the future;

■  e-commerce, including the distribution or sale of goods and services to individuals and businesses over the Internet or other means of electronic commerce;

■  medical products and services developed or provided through or using the Internet;

■  multimedia products and services;

■  information services, outsourcing, and data processing;

■  dissemination of market, economic, and financial information.

A particular company will be considered to be in the information technology sector if, at the time of investment, at least 50% of the company's assets, gross income, or net profits are, in RS Investments' judgment, committed to, or derived from, industries in the information technology sector. A company will also be considered to be in the information technology sector if RS Investments considers that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

■  the price of the security appears high relative to the company's prospects;

■  the company's financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

In recent periods, the Fund has frequently held a substantial portion of its assets in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

Call 1.800.766.FUND

Principal Investments

The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in the information technology sector. The Fund may invest in companies of any size. Under current market conditions, the Fund will normally invest most of its assets in small-and mid-cap companies, although its portfolio will likely also include investments in a number of large-capitalization companies. The Fund typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Concentration Risk

Concentrating investments in the information technology sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the information technology sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent that they were to cause the Fund's cash position or cash requirements to exceed normal levels.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of nearly 200% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Fund holds assets in cash and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 40 and "Other Investment Strategies and Risks" beginning on page 44 for a description of these and other risks of investing in the Fund.

www.RSinvestments.com

The Information Age Fund®

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 1999 59.77%  Worst Quarter Third Quarter 2001 -33.81%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception (11/15/95)
Class A Shares°
Return Before Taxes	8.19%	4.01%	8.44%	9.15%
Return After Taxes on Distributions†	6.53%	3.69%	7.28%	8.01%
Return After Taxes on Distributions and Sale of Fund Shares†	7.55%	3.45%	7.10%	7.75%
S&P 500® Index* (reflects no deduction for fees, expenses, or taxes)	15.79%	6.19%	8.42%	9.93%
Goldman Sachs Technology Composite Index** (reflects no deduction for fees, expenses, or taxes)	8.37%	0.65%	6.02%	7.88%

°  Returns have not been adjusted to reflect the sales load applicable to Class A shares. Class Y shares are not subject to any sales load.

†  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

**  The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fund Performance

The chart above and the table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of two broad measures of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past 10 calendar years. The returns in the bar chart and table do not reflect the impact of sales loads applicable to Class A shares. If they did, the returns would be lower than those shown. The table compares the Fund's performance with two broad-based market indexes. As of the date of this Prospectus, no Class Y shares of the Fund are outstanding. Class A shares represent an investment in the same portfolio of securities as Class Y shares. Annual returns of the two classes of shares would differ to the extent that Class Y shares do not have the same expenses as Class A shares. Expenses of Class Y shares are expected to be less than the expenses of Class A shares because, among other things, Class Y shares do not pay a 12b-1 fee. In addition, Class A shares are subject to an initial sales load of up to 4.75%. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Call 1.800.766.FUND

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. No sales loads are imposed on Class Y shares.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Acquired Fund Fees & Expenses[2]	Total Annual Fund Operating Expenses
Class Y Shares	1.00%	None	0.30%	0.01%	1.31%

1  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

2  The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles ("Acquired Funds") for the fiscal year ended December 31, 2006.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$138	$428	$739	$1,623

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class Y Shares
Expenses	$138	$143	$148	$153	$159	$164	$170	$176	$183	$190	$1,623
Impact on Return	$138	$149	$162	$176	$190	$205	$221	$239	$257	$276	$2,012

www.RSinvestments.com

RS MidCap Opportunities Fund

Investment Objective

Long-term capital growth.

Principal Investment Strategies

The Fund invests principally in equity securities of mid-cap companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

■  whether the company has experienced or has the potential for superior earnings-per-share growth;

■  whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch;

■  whether the company has a superior management team.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

■  the price of the security appears relatively high or attains RS Investments' price target;

■  the company's business fundamentals turn negative;

■  another investment may offer a better opportunity;

■  the stock price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be mid-cap companies. RS Investments currently considers a company to be a mid-cap company if the company has a market capitalization of at least $1.5 billion and at most 120% of the market capitalization of the largest company included in the Russell Midcap® Index on the last day of the most recent quarter (currently, approximately $26.5 billion, based on the size of the largest company on March 31, 2007). The Fund may at times invest a substantial portion of its assets in technology companies.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Midsized Companies Risk

Midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector—such as the technology sector—increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of around 200% and will likely experience high portfolio turnover rates in the future.

Call 1.800.766.FUND

Principal Risks (continued)

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 40 and "Other Investment Strategies and Risks" beginning on page 44 for a description of these and other risks of investing in the Fund.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 1999 33.16%  Worst Quarter Third Quarter 2001 -26.63%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception (7/12/95)
Class A Sharesº
Return Before Taxes	9.43%	8.03%	9.73%	11.62%
Return After Taxes on Distributions†	8.95%	7.94%	6.72%	8.85%
Return After Taxes on Distributions and Sale of Fund Shares†	6.80%	6.98%	6.61%	8.56%
Russell Midcap® Growth Index* (reflects no deduction for fees, expenses, or taxes)	10.66%	8.22%	8.62%	9.64%

º  Returns have not been adjusted to reflect the sales load applicable to Class A shares. Class Y shares are not subject to any sales load.

†  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fund Performance

The chart above and the table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past 10 calendar years. The returns in the bar chart and table do not reflect the impact of sales loads applicable to Class A shares. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. As of the date of this Prospectus, no Class Y shares of the Fund are outstanding. Class A shares represent an investment in the same portfolio of securities as Class Y shares. Annual returns of the two classes of shares would differ to the extent that Class Y shares do not have the same expenses as Class A shares. Expenses of Class Y shares are expected to be less than the expenses of Class A shares because, among other things, Class Y shares do not pay a 12b-1 fee. In addition, Class A shares are subject to an initial sales load of up to 4.75%. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

www.RSinvestments.com

RS MidCap Opportunities Fund

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. No sales loads are imposed on Class Y shares.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]	Fee Waiver/ Expense Limitation[2]	Net Expenses[2]
Class Y Shares	0.85%	None	0.24%	1.09%	(0.05)%	1.04%

1  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year. "Other Expenses" include expenses of 0.01% or less of the Fund's average daily net assets indirectly incurred by the Fund through investments in certain pooled investment vehicles for the fiscal year ended December 31, 2006.

2  RS Investments has agreed that through December 31, 2009, it will not receive annual management fees from the Fund in excess of 0.80%. The amount of the resulting waiver is shown under the caption "Fee Waiver/Expense Limitation" in the table above. "Net Expenses" reflect the effect of this fee waiver on "Total Annual Fund Operating Expenses." RS Investments may terminate this waiver after December 31, 2009. In addition, RS Investments has contractually agreed through April 30, 2008 to reduce the management fees paid by Class Y shares of the Fund so that, at all times through April 30, 2008, Class Y shares pay management fees at the same rate as do the Class A shares of the Fund, after taking into account any expense limitations or fee waivers applicable to Class Y shares, including without limitation any reduction of management fees.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses through December 31, 2009, are the same as those shown above under "Net Expenses" and for all subsequent periods are the same as those shown previously under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$109	$342	$604	$1,352

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses through December 31, 2009, are the same as those shown previously under "Net Expenses" and for all subsequent years are the same as those shown previously under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class Y Shares
Expenses	$109	$113	$120	$128	$133	$138	$144	$149	$155	$161	$1,352
Impact on Return	$109	$119	$131	$146	$159	$172	$186	$200	$216	$233	$1,671

Call 1.800.766.FUND

RS Smaller Company Growth Fund

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Fund invests principally in smaller growth companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

■  whether a company has sustainable revenue and/or earnings growth;

■  whether a company has a competitive advantage and strong financial characteristics;

■  whether a company is under followed by Wall Street analysts.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

■  the company no longer provides these advantages;

■  the security's price reflects the company's value;

■  the security's price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

In recent periods, the Fund frequently has held a substantial portion of its assets in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

Principal Investments

The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be smaller companies—currently, companies with market capitalizations up to that of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $3.8 billion, based on the size of the largest company on March 31, 2007). Historically, the Fund has invested in companies with market capitalizations on the smaller side of this range. The Fund may at times invest a substantial portion of its assets in technology companies.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector—such as the technology sector—increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of around 150% and will likely experience high portfolio turnover rates in the future.

www.RSinvestments.com

RS Smaller Company Growth Fund

Principal Risks (continued)

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 40 and "Other Investment Strategies and Risks" beginning on page 44 for a description of these and other risks of investing in the Fund.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 1999 34.90%  Worst Quarter Third Quarter 2002 -27.06%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception (8/15/96)
Class A Sharesº
Return Before Taxes	4.62%	4.79%	11.24%	11.83%
Return After Taxes on Distributions†	3.80%	3.62%	10.29%	10.91%
Return After Taxes on Distributions and Sale of Fund Shares†	3.82%	3.69%	9.69%	10.27%
Russell 2000® Growth Index* (reflects no deduction for fees, expenses, or taxes)	13.35%	6.93%	4.88%	5.50%

º  Returns have not been adjusted to reflect the sales load applicable to Class A shares. Class Y shares are not subject to any sales load.

†  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fund Performance

The chart above and the table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past ten calendar years. The returns in the bar chart and table do not reflect the impact of sales loads applicable to Class A shares. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. As of the date of this Prospectus, no Class Y shares of the Fund are outstanding. Class A shares represent an investment in the same portfolio of securities as Class Y shares. Annual returns of the two classes of shares would differ to the extent that Class Y shares do not have the same expenses as Class A shares. Expenses of Class Y shares are expected to be less than the expenses of Class A shares because, among other things, Class Y shares do not pay a 12b-1 fee. In addition, Class A shares are subject to an initial sales load of up to 4.75%. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Call 1.800.766.FUND

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. No sales loads are imposed on Class Y shares.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Acquired Fund Fees & Expenses[2]	Total Annual Fund Operating Expenses[3]	Fee Waiver/ Expense Limitation[3]	Net Expenses[3]
Class Y Shares	1.00%	None	0.27%	0.01%	1.28%	(0.01)%	1.27%

1  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

2  The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles ("Acquired Funds") for the fiscal year ended December 31, 2006.

3  RS Investments has agreed that through December 31, 2009, it will not receive annual management fees from the Fund in excess of 0.99%. The amount of the resulting waiver is shown under the caption "Fee Waiver/Expense Limitation" in the table above. "Net Expenses" reflect the effect of this fee waiver on "Total Annual Fund Operating Expenses." RS Investments may terminate this waiver after December 31, 2009.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses through December 31, 2009, are the same as those shown above under "Net Expenses" and for all subsequent periods are the same as those shown previously under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$133	$415	$720	$1,586

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses through December 31, 2009, are the same as those shown previously under "Net Expenses" and for all subsequent years are the same as those shown previously under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class Y Shares
Expenses	$133	$138	$144	$150	$155	$161	$167	$173	$179	$186	$1,586
Impact on Return	$133	$145	$158	$172	$186	$201	$216	$233	$251	$270	$1,965

www.RSinvestments.com

RS Value Fund

Investment Objective

Long-term capital appreciation

Principal Investment Strategies

The Fund invests principally in equity securities that RS Investments believes are undervalued, of companies with market capitalizations between $1.0 billion and 120% of the market capitalization of the largest company included in the Russell Midcap® Index on the last day of the most recent quarter (currently, approximately $26.5 billion, based on the size of the largest company on March 31, 2007). In evaluating investments for the Fund, RS Investments employs a return-on-capital analysis, combining balance sheet and cash flow analysis. The Fund typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities.

RS Investments may perform a number of analyses in considering whether to buy or sell a stock, including, for example:

■  performing fundamental research focusing on business analysis;

■  observing how management allocates capital;

■  striving to understand the unit economics of the business of the company;

■  studying the cash flow rate of return on capital employed;

■  discerning the sources and the uses of cash;

■  considering how management is compensated;

■  asking how the stock market is pricing the entire company.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Since its inception, the Fund frequently has held a substantial portion of its assets, at times equaling or exceeding 25%, in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

Principal Investments

The Fund invests principally in equity securities. The Fund may at times, but will not necessarily, invest a substantial portion of its assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries. The Fund may at times invest a portion of its assets in debt securities and other income-producing securities.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer's credit quality.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Call 1.800.766.FUND

Principal Risks (continued)

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Fund holds assets in cash and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 40 and "Other Investment Strategies and Risks" beginning on page 44 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart below and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past 10 calendar years. The returns in the bar chart and table do not reflect the impact of sales loads applicable to Class A shares. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. As of the date of this Prospectus, no Class Y shares of the Fund are outstanding. Class A shares represent an investment in the same portfolio of securities as Class Y shares. Annual returns of the two classes of shares would differ to the extent that Class Y shares do not have the same expenses as Class A shares. Expenses of Class Y shares are expected to be less than the expenses of Class A shares because, among other things, Class Y shares do not pay a 12b-1 fee. In addition, Class A shares are subject to an initial sales load of up to 4.75%. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Second Quarter 1999 21.71%  Worst Quarter Third Quarter 1998 -30.17%

www.RSinvestments.com

RS Value Fund

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception (6/30/93)
Class A Sharesº
Return Before Taxes	16.37%	23.11%	6.50%	8.89%
Return After Taxes on Distributions†	15.62%	22.94%	6.25%	8.61%
Return After Taxes on Distributions and Sale of Fund Shares†	11.52%	20.61%	5.59%	7.84%
Russell Midcap® Value Index* (reflects no deduction for fees, expenses, or taxes)	20.22%	15.88%	13.65%	14.09%

º  Returns have not been adjusted to reflect the sales load applicable to Class A shares. Class Y shares are not subject to any sales load.

†  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. No sales loads are imposed on Class Y shares.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]
Class Y Shares	0.85%	None	0.22%	1.07%

1  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year. "Other Expenses" include expenses of 0.01% or less of the Fund's average daily net assets indirectly incurred by the Fund through investments in certain pooled investment vehicles for the fiscal year ended December 31, 2006.

2  RS Investments has contractually agreed through April 30, 2008 to reduce the management fees paid by Class Y shares of the Fund so that, at all times through April 30, 2008, Class Y shares pay management fees at the same rate as do Class A shares of the Fund.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$112	$350	$607	$1,341

Call 1.800.766.FUND

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class Y Shares
Expenses	$112	$117	$121	$126	$131	$136	$141	$147	$152	$158	$1,341
Impact on Return	$112	$122	$133	$144	$156	$169	$183	$198	$213	$230	$1,661

www.RSinvestments.com

RS Partners Fund

Investment Objective

The Fund's investment objective is long-term growth. The Fund seeks to increase shareholder capital over the long term.

Principal Investment Strategies

The Fund invests principally in equity securities of companies with market capitalizations of up to $3 billion that RS Investments believes are undervalued. In evaluating investments for the Fund, RS Investments employs a return-on-capital analysis, combining balance sheet and cash flow analysis. The Fund typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities. The Fund is a non-diversified mutual fund.

RS Investments may perform a number of analyses in considering whether to buy or sell a stock, including, for example:

■  performing fundamental research focusing on business analysis;

■  observing how management allocates capital;

■  striving to understand the unit economics of the business of the company;

■  studying the cash flow rate of return on capital employed;

■  discerning the sources and the uses of cash;

■  considering how management is compensated;

■  asking how the stock market is pricing the entire company.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Since its inception, the Fund frequently has held a substantial portion of its assets, at times equaling or exceeding 25%, in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

Principal Investments

The Fund invests principally in equity securities. The Fund may at times, but will not necessarily, invest a substantial portion of its assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries. The Fund may at times invest a portion of its assets in debt securities and other income-producing securities.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times under-perform other mutual funds that invest more broadly or that have different investment styles.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Non-diversification Risk

A non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund's value more than if the Fund were a diversified fund.

Call 1.800.766.FUND

Principal Risks (continued)

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer's credit quality.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 40 and "Other Investment Strategies and Risks" beginning on page 44 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart below and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past 10 calendar years. The returns in the bar chart and table do not reflect the impact of sales loads applicable to Class A shares. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. As of the date of this Prospectus, no Class Y shares of the Fund are outstanding. Class A shares represent an investment in the same portfolio of securities as Class Y shares. Annual returns of the two classes of shares would differ to the extent that Class Y shares do not have the same expenses as Class A shares. Expenses of Class Y shares are expected to be less than the expenses of Class A shares because, among other things, Class Y shares do not pay a 12b-1 fee. In addition, Class A shares are subject to an initial sales load of up to 4.75%. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Second Quarter 2003 24.95%  Worst Quarter Third Quarter 1998 -23.37%

www.RSinvestments.com

RS Partners Fund

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception (7/12/95)
Class A Sharesº
Return Before Taxes	11.19%	22.43%	14.14%	16.16%
Return After Taxes on Distributions†	10.42%	20.62%	12.84%	14.93%
Return After Taxes on Distributions and Sale of Fund Shares†	8.28%	19.13%	12.02%	14.06%
Russell 2000® Value Index* (reflects no deduction for fees, expenses, or taxes)	23.48%	15.37%	13.27%	14.16%

º  Returns have not been adjusted to reflect the sales load applicable to Class A shares. Class Y shares are not subject to any sales load.

†  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS Partners Fund is currently offered only to certain investors. See "Other Information About Purchasing Shares" on page 54.

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. No sales loads are imposed on Class Y shares.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]
Class Y Shares	1.00%	None	0.22%	1.22%

1  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year. "Other Expenses" include expenses of 0.01% or less of the Fund's average daily net assets indirectly incurred by the Fund through investments in certain pooled investment vehicles for the fiscal year ended December 31, 2006.

2  RS Investments has contractually agreed through April 30, 2008 to reduce the management fees paid by Class Y shares of the Fund so that, at all times through April 30, 2008, Class Y shares pay management fees at the same rate as do Class A shares of the Fund.

Call 1.800.766.FUND

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses are the same as those shown previously under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$128	$399	$690	$1,518

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses are the same as those shown previously under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class Y Shares
Expenses	$128	$133	$138	$143	$148	$154	$159	$165	$172	$178	$1,518
Impact on Return	$128	$139	$151	$164	$177	$192	$207	$223	$241	$259	$1,882

www.RSinvestments.com

RS Investors Fund

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Fund invests in securities that RS Investments believes are undervalued. The Fund will typically invest most of its assets in equity securities of small-, mid-, or large-capitalization companies. The Fund may invest in securities of issuers located anywhere in the world and may invest any portion of its assets outside the United States. The Fund is a non-diversified mutual fund, and the Fund will likely hold a more limited number of securities than many other mutual funds. RS Investments currently expects that the Fund will normally hold between 20 and 40 securities positions.

In evaluating equity investments for the Fund, RS Investments employs a return-on-capital analysis, combining balance sheet and cash flow analysis. RS Investments may perform a number of analyses in considering whether to buy or sell a stock, including, for example:

■  performing fundamental research focusing on business analysis;

■  observing how management allocates capital;

■  striving to understand the unit economics of the business of the company;

■  studying the cash flow rate of return on capital employed;

■  discerning the sources and the uses of cash;

■  considering how management is compensated;

■  asking how the stock market is pricing the entire company.

The Fund may invest any portion of its assets in debt securities or other income-producing investments if RS Investments believes that they represent attractive investment value compared with equity investments available to the Fund or because they are otherwise desirable in light of the other investments in the Fund's portfolio. The Fund will invest only in debt securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities or in other debt securities rated "investment-grade." An investment-grade security is one that is rated by Moody's Investors Service, Inc. or Standard & Poor's Rating Group Baa or BBB, respectively, or higher or, if unrated, that has been determined to be of comparable quality. Current income will not generally be a consideration in RS Investments' investment process.

Although RS Investments may consider the factors previously described in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Principal Investments

The Fund will typically invest principally in equity securities but may invest any portion of its assets in debt securities and other income-producing securities. The Fund may at times, but will not necessarily, invest a substantial portion of its assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Call 1.800.766.FUND

Principal Risks (continued)

Non-diversification Risk

A non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund's value more than if the Fund were a diversified fund.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer's credit quality.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 40 and "Other Investment Strategies and Risks" beginning on page 44 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart below and the table on the next page show the Fund's performance since the Fund's inception and gives some indication of the risk of investing in the Fund by comparing the Fund's returns with those of two broad measures of market performance. The Fund's brief performance history may not be indicative of future results and should not be viewed as presenting a general idea of the risks of investing in the Fund. The bar chart shows the performance of the Fund's Class A shares for the past calendar year. The returns in the bar chart and table do not reflect the impact of sales loads applicable to Class A shares. If they did, the returns would be lower than those shown. The table compares the Fund's performance with two broad-based market indexes. As of the date of this Prospectus, no Class Y shares of the Fund are outstanding. Class A shares represent an investment in the same portfolio of securities as Class Y shares. Annual returns of the two classes of shares would differ to the extent that Class Y shares do not have the same expenses as Class A shares. Expenses of Class Y shares are expected to be less than the expenses of Class A shares because, among other things, Class Y shares do not pay a 12b-1 fee. In addition, Class A shares are subject to an initial sales load of up to 4.75%. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 2006 8.70%

Worst Quarter Second Quarter 2006 -4.32%

www.RSinvestments.com

RS Investors Fund

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	Since Inception (11/15/05)
Class A Sharesº
Return Before Taxes	17.55%	19.94%
Return After Taxes on Distributions†	15.94%	18.49%
Return After Taxes on Distributions and Sale of Fund Shares†	11.57%	16.21%
Russell 3000® Index* (reflects no deduction for fees, expenses, or taxes)	15.72%	15.89%
S&P 500® Index** (reflects no deduction for fees, expenses, or taxes)	15.79%	15.74%

º  Returns have not been adjusted to reflect the sales load applicable to Class A shares. Class Y shares are not subject to any sales load.

†  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The Russell 3000® Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average marked capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $182.6 million to $386.9 billion. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index. Unlike the Fund, the index does not incur fees or expenses.

**  The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index. Unlike the Fund, the index does not incur fees and expenses.

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. No sales loads are imposed on Class Y shares.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[1]
Class Y Shares	1.00%	None	0.32%	1.32%

1  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year. "Other Expenses" include expenses of 0.01% or less of the Fund's average daily net assets indirectly incurred by the Fund through investments in certain pooled investment vehicles for the fiscal year ended December 31, 2006.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$139	$431	$745	$1,635

Call 1.800.766.FUND

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class Y Shares
Expenses	$139	$144	$149	$154	$160	$166	$172	$178	$184	$191	$1,635
Impact on Return	$139	$151	$163	$177	$191	$207	$223	$240	$259	$278	$2,027

www.RSinvestments.com

RS Global Natural Resources Fund

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Fund invests principally in equity securities of issuers in natural resources industries. The Fund may invest in securities of issuers located anywhere in the world and normally will invest in securities of companies located in at least three countries, which may include the United States.

Companies in natural resources industries include companies that RS Investments considers to be principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services. Natural resources may include, for example, energy sources, precious and other metals, forest products, real estate, food and agriculture, and other basic commodities.

Companies in natural resources industries may include, for example, companies that:

■  participate in the discovery and the development of natural resources from new or conventional sources;

■  own or produce natural resources such as oil, natural gas, precious metals, and other commodities;

■  engage in the transportation, distribution, or processing of natural resources;

■  contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation, and pollution control;

■  provide related services such as mining, drilling, chemicals, and related parts and equipment.

A particular company will be considered to be principally engaged in natural resources industries if at the time of investment at least 50% of the company's assets, gross income, cash flow, or net profits is, in RS Investments' judgment, committed to, or derived from, those industries. A company will also be considered to be principally engaged in natural resources industries if RS Investments believes that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in natural resources industries.

RS Investments typically performs fundamental analysis to identify companies offering the potential for capital appreciation. RS Investments may use a cash flow return analysis to evaluate investments for the Fund and attempt to identify companies with rates of return that exceed their costs of capital over a commodity cycle. In selecting investments for the Fund, RS Investments will not necessarily seek to identify companies whose share values will directly reflect changes in the values of one or more natural resources but will seek to identify companies in natural resources industries offering the potential for capital appreciation generally.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Since its inception, the Fund frequently has held a substantial portion of its assets, at times equaling or exceeding 25%, in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

Principal Investments

The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries. The Fund may at times invest a portion of its assets in debt securities and other income-producing securities.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Call 1.800.766.FUND

Principal Risks (continued)

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Concentration Risk

Concentrating investments in the natural resources sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the natural resources sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they were to cause the Fund's cash position or cash requirements to exceed normal levels.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer's credit quality.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains.

Cash Position Risk

To the extent that the Fund holds assets in cash and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 40 and "Other Investment Strategies and Risks" beginning on page 44 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of three broad measures of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past 10 calendar years. The returns in the bar chart and table do not reflect the impact of sales loads applicable to Class A shares. If they did, the returns would be lower than those shown. The table compares the Fund's performance with three broad-based market indexes. As of the date of this Prospectus, no Class Y shares of the Fund are outstanding. Class A shares represent an investment in the same portfolio of securities as Class Y shares. Annual returns of the two classes of shares would differ to the extent that Class Y shares do not have the same expenses as Class A shares. Expenses of Class Y shares are expected to be less than the expenses of Class A shares because, among other things, Class Y shares do not pay a 12b-1 fee. In addition, Class A shares are subject to an initial sales load of up to 4.75%. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

www.RSinvestments.com

RS Global Natural Resources Fund

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Third Quarter 2005 28.74%  Worst Quarter Third Quarter 1998 -22.47%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception (11/15/95)
Class A Sharesº
Return Before Taxes	8.11%	28.02%	11.21%	13.60%
Return After Taxes on Distributions†	5.57%	26.65%	10.50%	12.94%
Return After Taxes on Distributions and Sale of Fund Shares†	7.68%	24.64%	9.74%	12.07%
S&P 500® Index* (reflects no deduction for fees, expenses, or taxes)	15.79%	6.19%	8.42%	9.93%
Goldman Sachs Natural Resources Index** (reflects no deduction for fees, expenses, or taxes)	16.85%	18.39%	11.24%	—
Lipper Natural Resources Index*** (reflects no deduction for fees, expenses, or taxes)	15.04%	21.68%	13.51%	15.45%

º  Returns have not been adjusted to reflect the sales load applicable to Class A shares. Class Y shares are not subject to any sales load.

†  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*  The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

**  The Goldman Sachs Natural Resources Index is a modified cap-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

***  The Lipper Natural Resources Index is an unmanaged equally weighted index of the largest mutual funds in the Lipper Natural Resources category of funds, adjusted for the reinvestment of capital gains distributions and income dividends. Unlike the Fund, the index does not incur fees or expenses. The Fund is changing its benchmark from the Lipper Natural Resources Index to the Goldman Sachs Natural Resources Index because the Goldman Sachs Natural Resources Index is composed of securities of companies in the natural resources sector while the Lipper Natural Resources Index is composed of mutual funds that invest in the natural resources sector.

Call 1.800.766.FUND

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. No sales loads are imposed on Class Y shares.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Acquired Fund Fees & Expenses[2]	Total Annual Fund Operating Expenses[3]
Class Y Shares	1.00%	None	0.21%	0.02%	1.23%

1  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

2  The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles ("Acquired Funds") for the fiscal year ended December 31, 2006.

3  RS Investments has contractually agreed through April 30, 2008 to reduce the management fees paid by Class Y shares of the Fund so that, at all times through April 30, 2008, Class Y shares pay management fees at the same rate as do Class A shares of the Fund.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses are the same as those shown previously under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$129	$402	$695	$1,530

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses are the same as those shown previously under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class Y Shares
Expenses	$129	$134	$139	$144	$149	$155	$161	$167	$173	$179	$1,530
Impact on Return	$129	$140	$152	$165	$179	$193	$209	$225	$242	$261	$1,896

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RS Core Equity Fund

Investment Objective

Long-term capital appreciation

Principal Investment Strategies

RS Investments uses a blended approach in managing the Fund's portfolio, which is composed of both growth and value stocks. RS Investments chooses investments for the Fund based on a rigorous analysis of companies. This analysis is both quantitative and fundamental in nature. Through the fundamental analysis, RS Investments seeks to achieve a thorough understanding of a company's financial performance and prospects as well as the strength of its business model and competitive position versus peer companies. RS Investments also considers the prospects for specific industries as well as the overall economy to provide a broader context for each investment decision and for portfolio construction. RS Investments utilizes several quantitative stock screening tools to identify potential buy and sell candidates for further research. Also, RS Investments integrates disciplined portfolio construction techniques and risk models to monitor and analyze the investment risks in the Fund's portfolio.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Fund normally invests at least 80% of its net assets in equity securities, which may include common stocks, preferred stocks, or other securities convertible into common stock. Although the Fund may select companies of any size and in any industry sector, the Fund typically invests most of its assets in securities from among the 1,000 largest U.S. companies in market capitalization.

The Fund typically invests most of its assets in securities of U.S. companies but may also invest up to 15% of its net assets in foreign securities. The Fund expects that most of this amount will be invested in securities of U.S. or foreign companies that are issued or traded overseas, primarily in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or European Depositary Receipts (EDRs). To the extent that the Fund invests in securities denominated in foreign currencies, it may, but will not necessarily, use forward foreign-currency exchange contracts to hedge against adverse changes in currency exchange rates. The Fund may also make investments in the real estate sector, including investments in real estate investment trusts (REITs).

As a temporary defensive strategy, the Fund may invest some or all of its assets in debt obligations, including U.S. government securities, investment-grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Call 1.800.766.FUND

Principal Risks (continued)

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 40 and "Other Investment Strategies and Risks" beginning on page 44 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart below and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past 10 calendar years. The returns in the bar chart and table do not reflect the impact of sales loads applicable to Class A shares. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. As of the date of this Prospectus, no Class Y shares of the Fund are outstanding. Class A shares represent an investment in the same portfolio of securities as Class Y shares. Annual returns of the two classes of shares would differ to the extent that Class Y shares do not have the same expenses as Class A shares. Expenses of Class Y shares are expected to be less than the expenses of Class A shares because, among other things, Class Y shares do not pay a 12b-1 fee. In addition, Class A shares are subject to an initial sales load of up to 4.75%. The Fund is the successor to The Guardian Park Avenue Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the "Predecessor Fund"). The performance of the Fund provided in the chart below and the table on the next page includes that of the Predecessor Fund for periods prior to October 9, 2006. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 1999 25.06%  Worst Quarter First Quarter 2001 -20.50%

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RS Core Equity Fund

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years
Class A Sharesº
Return Before Taxes	16.87%	4.01%	5.14%
Return After Taxes on Disributions†	16.61%	3.83%	3.99%
Return After Taxes on Distributions and Sale of Fund Shares†	11.20%	3.38%	4.14%
S&P 500® Index* (reflects no deduction for fees, expenses, or taxes)	15.79%	6.19%	8.42%

º  Returns have not been adjusted to reflect the sales load applicable to Class A shares. Class Y shares are not subject to any sales load.

†  After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. No sales loads are imposed on Class Y shares.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
Class Y Shares	0.50%	None	0.09%	0.59%

1  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$62	$194	$338	$757

Call 1.800.766.FUND

RS Small Cap Core Equity Fund

Investment Objective

Long-term capital appreciation

Principal Investment Strategies

The Fund invests principally in equity securities of small-capitalization companies at the time of initial purchase.

RS Investments uses a blended approach in managing the Fund's portfolio, which is composed of both growth and value stocks. RS Investments chooses investments for the Fund based on a rigorous analysis of companies. This analysis is both quantitative and fundamental in nature. Through the fundamental analysis, RS Investments seeks to achieve a thorough understanding of a company's financial performance and prospects as well as the strength of its business model and competitive position versus peer companies. RS Investments also considers the prospects for specific industries as well as the overall economy to provide a broader context for each investment decision and for portfolio construction. RS Investments utilizes several quantitative stock screening tools to identify potential buy and sell candidates for further research. Also, RS Investments integrates disciplined portfolio construction techniques and risk models to monitor and analyze the investment risks in the Fund's portfolio.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Fund normally invests at least 80% of its net assets in equity securities of small-capitalization companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Fund defines small-capitalization companies as those with market capitalizations of $3 billion or below at the time of initial purchase. The Fund may invest up to 20% of its net assets in companies that have market capitalizations within the range of the Russell 2000® Index but are above $3 billion in market capitalization. As of March 31, 2007 the market capitalization of companies in the Russell 2000® Index ranged between approximately $25.2 million and $3.8 billion.

The Fund typically invests most of its assets in securities of U.S. companies but may also invest up to 15% of its net assets in foreign securities. To the extent that the Fund invests in securities denominated in foreign currencies, it may, but will not necessarily, use forward foreign-currency exchange contracts to hedge against adverse changes in currency exchange rates.

As a temporary defensive strategy, the Fund may invest some or all of its assets in debt obligations, including U.S. government securities, investment-grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions.

Overweighting Risk

Overweighting investments in an industry or a sector increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

www.RSinvestments.com

RS Small Cap Core Equity Fund

Principal Risks (continued)

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 40 and "Other Investment Strategies and Risks" beginning on page 44 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart below and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past nine calendar years. The returns in the bar chart and table do not reflect the impact of sales loads applicable to Class A shares. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. As of the date of this Prospectus, no Class Y shares of the Fund are outstanding. Class A shares represent an investment in the same portfolio of securities as Class Y shares. Annual returns of the two classes of shares would differ to the extent that Class Y shares do not have the same expenses as Class A shares. Expenses of Class Y shares are expected to be less than the expenses of Class A shares because, among other things, Class Y shares do not pay a 12b-1 fee. In addition, Class A shares are subject to an initial sales load of up to 4.75%. The Fund is the successor to The Guardian Park Avenue Small Cap Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the "Predecessor Fund"). The performance of the Fund provided in the chart below and the table on the next page includes that of the Predecessor Fund for periods prior to October 9, 2006. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 1999 41.20%  Worst Quarter Third Quarter 1998 -25.09%

Call 1.800.766.FUND

RS Small Cap Core Equity Fund

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	Since Inception (5/1/97)
Class A Sharesº
Return Before Taxes	16.90%	10.14%	10.18%
Return After Taxes on Distributions†	15.24%	8.80%	9.39%
Return After Taxes on Distributions and Sale of Fund Shares†	12.30%	8.47%	8.82%
Russell 2000® Index* (reflects no deduction for fees, expenses, or taxes)	18.37%	11.39%	10.26%

º  Returns have not been adjusted to reflect the sales load applicable to Class A shares. Class Y shares are not subject to any sales load.

†  After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fees and Expenses

The following table shows the fees and expenses you may pay if you buy and hold shares of the Fund. No sales loads are imposed on Class Y shares.

Annual Fund Operating Expenses

(expenses are that are deducted from Fund assets shown as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
Class Y Shares	0.75%	None	0.22%	0.97%

1  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class Y Shares	$102	$318	$551	$1,222

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Additional Information

Principal Risks; Additional Information About Investment Strategies and Risks

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that RS Investments believes are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the foregoing Fund Summaries and in the chart below, and are described in this section. Risks not marked for a particular Fund may, however still apply to some extent to that Fund at various times. In addition, each Fund may be subject to additional risks other than those described below because the types of investments made by each Fund can change over time. The "Investments and Risks" section in the Statement of Additional Information includes more information about the Funds, their investments, and the related risks.

There is no guarantee that a Fund will achieve its objective, and you may lose money by investing in a Fund. In the sections that follow, more detail is provided about the Funds' principal risks and about circumstances that could adversely affect the value of a Fund's shares or its total return.

The analysis of an investment by RS Investments can be incorrect and its selection of investments can lead to a Fund's underperforming other funds with similar investment strategies. RS Investments may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Fund. The performance of an investment in certain types of securities may be more dependent on RS Investments' analysis than would be the case for other types of securities.

Many of the Funds' investment strategies and portfolio investments differ from those of most other equity mutual funds. RS Investments aggressively seeks to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. RS Investments may devote more of the

Your Investment

	RS Emerging Growth Fund	RS Growth Fund	The Information Age Fund®	RS MidCap Opportunities Fund	RS Smaller Company Growth Fund	RS Value Fund	RS Partners Fund	RS Investors Fund	RS Global Natural Resources Fund	RS Core Equity Fund	RS Small Cap Core Equity Fund
Cash Position Risk	X	X	X	X	X	X	X	X	X
Concentration Risk			X						X
Debt Securities Risk						X	X	X	X
Derivatives Risk
Equity Securities Risk	X	X	X	X	X	X	X	X	X	X	X
Foreign Securities Risk		X	X			X	X	X	X	X	X
Investment Style Risk	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X	X	X
Natural Resources Investment Risk						X	X	X	X
Non-diversification Risk							X	X
Overweighting Risk	X	X		X	X	X	X	X		X	X
Portfolio Turnover Risk	X	X	X	X	X	X	X	X	X		X
Small and/or Midsized Companies Risk	X	X	X	X	X	X	X	X	X	X	X
Technology Investment Risk	X	X	X	X	X
Underweighting Risk	X	X	X	X	X	X	X	X	X	X	X

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Funds' assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Fund that would be inappropriate for other mutual funds. This approach to investing may make the Funds more volatile investments than other mutual funds and cause any of these Funds to perform less favorably than other mutual funds under similar market or economic conditions. Each of the Funds may hold a substantial portion of its assets in cash or cash equivalents.

The Trustees of RS Investment Trust (the "Trust") may change the investment objective and the policies of any Fund without a vote of the shareholders unless otherwise specifically stated.

Cash Position Risk

A Fund may hold any portion of its assets in cash or cash equivalents at any time, or for an extended time. The Funds' investment adviser, RS Investment Management Co. LLC ("RS Investments"), will determine the amount of a Fund's assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund's assets invested in cash and cash equivalents may at times exceed 25% of that Fund's net assets. To the extent that a Fund holds assets in cash and otherwise uninvested, the ability of a Fund to meet its objective may be limited.

Concentration Risk

The Information Age Fund® and RS Global Natural Resources Fund will concentrate their investments in companies in a particular sector as described in the Fund Summaries. When a Fund concentrates its investments in a particular sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Fund than if it had not concentrated its assets in that sector. In addition, investors may buy or sell substantial amounts of a Fund's shares in response to factors affecting or expected to affect a sector in which the Fund concentrates its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent that they were to cause the Fund's cash position or cash requirements to exceed normal levels.

Debt Securities Risk

The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund's income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's value to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The value of a debt security also depends on the issuer's credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or is perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security's rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

Derivatives Risk

Derivatives are financial instruments whose value is based on the value of one or more indicators, such as a security, asset, current, interest rate, or index. A Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality and the risk that a derivative transaction may not

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have the effect a Fund's adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into "over the counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund's counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for the Fund's derivative positions at any time. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund's performance, it may instead reduce returns and increase volatility. See the Statement of Additional Information for more information.

Equity Securities Risk

The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Fund's portfolio managers view as unfavorable for equity securities.

Certain Funds may at times have the opportunity to invest in securities offered in initial public offerings ("IPOs"). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that each of the Funds will invest in the IPO, even if the security is one in which a Fund might not typically otherwise invest. It is possible, however, that a Fund will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to a Fund at all times, and a Fund may not always invest in IPOs offered to it. For example, a Fund may not invest in an IPO if such an offering does not meet the specific investment criteria of that Fund. (In a case such as that described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that such a Fund would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on a Fund's investment performance. A Fund's investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Fund makes more-limited, or no, investments in IPOs.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. A Fund may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

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Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Fund to dispose of such securities at advantageous prices may be greatly limited, and a Fund may have to continue to hold such securities during periods when RS Investments would otherwise have sold them. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund's net asset value ("NAV").

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Non-diversification Risk

RS Investors Fund and RS Partners Fund are not "diversified" within the meaning of the Investment Company Act of 1940 as amended (the "1940 Act") and therefore are able to invest their assets in a more limited number of issuers than a diversified fund. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it were a diversified fund investing in a larger number of issuers. See the "Taxes" section in the Statement of Additional Information for more detail.

Overweighting Risk

Overweighting investments in certain sectors or industries increases the risk that a Fund will suffer a greater loss because of declines in the prices of stocks in those sectors or industries. Price declines may result from factors that affect a particular sector or industry, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Portfolio Turnover Risk

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the Funds' Total Annual Operating Expenses set forth under "Fees and Expenses" but do have the effect of reducing a Fund's investment return. Such sales may result in the realization of taxable capital gains, including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Portfolio turnover rates for each of the Funds are set forth under "Financial Highlights."

Small and/or Midsized Companies Risk

Small and midsized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, RS Investments may not have had an opportunity to evaluate such newer companies' performance in adverse or fluctuating market conditions. The securities of small and midsized companies may trade less frequently and in smaller volume than more widely held securities. The prices

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of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Technology Investment Risk

Investments in technology companies, including companies in the Internet and biotechnology sectors, may be highly volatile. Technology companies operate in markets that are characterized by: rapid change; evolving industry standards; frequent new service and product announcements, introductions, and enhancements; and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company's business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Changes in prices may reflect, for example, changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology investments generally. Technology companies may be dependent on a limited management group, and turnover in management may have an adverse effect on a company's profits or viability. Technology company values may be significantly affected by intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of technology companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

Underweighting Risk

If a Fund underweights its investment in an industry or a sector in relation to a Fund's benchmark, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the previous section, the Funds may at times use the strategies and techniques described in this section, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that RS Investments might use in managing the Funds. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see "Investments and Risks" in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Funds may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Funds may borrow money for temporary emergency purposes or to facilitate redemptions, and some Funds may borrow as part of their investment strategies. When a Fund borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of the repurchase obligation.

Convertible Securities

The Funds may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risks of investing in debt securities and also to the risks of investing in equity securities.

Defensive Strategies

At times, RS Investments may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, RS Investments may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these defensive strategies, the Fund

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may hold assets in cash and cash equivalents and in other investments that RS Investments believes to be consistent with the Fund's best interests. If such a temporary defensive strategy is implemented, the Fund may not achieve its investment objective.

Exchange-traded Index Securities

The Funds may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange ("NYSE") and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and a Fund that invests in such securities must bear those expenses in addition to its own Fund expenses. The Funds may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Financial Futures Contracts

The Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units on a specified future date at a specified price of level of interest rate. A Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If RS Investments misjudges the direction of interest rates, markets, or foreign exchange rates, the Fund's overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund favorable or unfavorable.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of RS Investments to predict how the U.S. dollar will fare against the foreign currency, and on the ability of the Fund's counterparty to perform its obligations. The Funds may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described above under Liquidity Risk. The Statement of Additional Information sets out the upper limit for each Fund's investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets.

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Funds as liquid. If RS Investments determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Funds typically treat commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Master Limited Partnerships

The Funds may invest in master limited partnerships in oil, gas or mineral exploration or development programs, including pipelines. Among other things, the risks associated with investments in interests in oil, gas, or other mineral exploration or development programs include the risk of limited liquidity, so that the Fund could have difficulty selling such investments at an acceptable price when it wants to sell them, and the risk that the values of such investments may be more volatile than other investments.

Options

The Funds may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts or foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Funds may, but are not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase their returns. However, if RS Investments misjudges the direction of the market for a security, a Fund could lose money by using options – more money than it would have lost by investing directly in the security.

REITs

The Funds may invest in real estate investment trusts ("REITs"). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated

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with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments.

Repurchase Agreements

The Funds may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to a Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund's NAV per share; in addition, a substantial reduction in the size of a Fund may make it difficult for RS Investments to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by RS Investments in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Funds may lend their portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral must be marked-to-market daily. A Fund generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Fund.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

When-issued or Delayed-delivery Transactions

The Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment.

Other

New financial products and risk management techniques continue to be developed. Each Fund may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund's portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the 1940 Act, such Fund's policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of these Funds' investment policies to 80% of a Fund's net assets refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by the Fund for investment purposes.

Management of the Funds

RS Investment Management Co. LLC ("RS Investments"), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for each of the Funds. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $17 billion in assets as of March 31, 2007. Guardian Investor Services LLC ("GIS") owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Funds and makes investment decisions on their behalf. In addition, RS Investments also provides administrative services to

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each of the Funds pursuant to the investment advisory agreement with the Funds. GIS provides subadministrative services to RS Core Equity Fund and RS Small Cap Core Equity Fund. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees' fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Investments places all orders for purchases and sales of the Funds' investments. In selecting broker-dealers, RS Investments may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than a Fund.

RS Investments may manage other accounts with investment objectives and policies similar to those of the Funds, which pay fees at rates lower than the fees paid by the Funds.

The table below sets forth the advisory fees paid by each Fund during the fiscal year ended December 31, 2006.

A discussion regarding the bases for the Board of Trustees' most recent approval of the investment advisory agreements for the Funds prior to the date of this Prospectus is available in the Funds' Annual Report to Shareholders for the fiscal year ended December 31, 2006.

Advisory Fees Paid

(as a percentage of each Fund's average net assets)

Fund	Advisory Fees Paid[1]
RS Emerging Growth Fund	0.95%
RS Growth Fund	0.80%
The Information Age Fund®	1.00%
RS MidCap Opportunities Fund	0.80%
RS Smaller Company Growth Fund	0.99%
RS Value Fund	0.85%
RS Partners Fund	0.97%
RS Investors Fund	1.00%
RS Global Natural Resources Fund	0.96%
RS Core Equity Fund	0.50%[2]
RS Small Cap Core Equity Fund	0.75%[2]

1  Advisory Fees Paid reflect the effects of any expense limitations and fee waivers in effect during the year.

2  The Fund has not operated for a full fiscal year. The amount set forth in the table reflects the Fund's contractual advisory fee rate.

Legal Matters

On October 6, 2004, RS Investment Management, L.P. ("RSIM L.P."), the investment adviser to the RS family of funds prior to GIS's acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the "SEC") and the Office of the New York State Attorney General (the "NYAG"). The settlement agreements relate to certain investors' frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain Funds in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of the Trust and the former chairman of the Board of Trustees of the Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of the Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of the Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

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RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC's Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG's Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., the Trust, and certain current or former Trustees, subadvisers, employees, and officers of the Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against the Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Funds.

Portfolio Managers

Stephen J. Bishop

Stephen J. Bishop has been co-portfolio manager of The Information Age Fund® since July 2001 and of RS Emerging Growth Fund since January 2007. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

James L. Callinan

James L. Callinan has managed RS Emerging Growth Fund since 1996. Prior to joining the firm in 1996, Mr. Callinan was portfolio manager of the Putnam OTC Emerging Growth Fund for two years and served on the investment team of Putnam's growth group for nine years. He received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School. Mr. Callinan is also a Chartered Financial Analyst.

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Melissa Chadwick-Dunn

Melissa Chadwick-Dunn has been a co-portfolio manager of RS Emerging Growth Fund since January 2007. Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

MacKenzie B. Davis

MacKenzie B. Davis has been a co-portfolio manager of RS Global Natural Resources Fund since January 2005 and a co–portfolio manager of RS Value Fund, RS Partners Fund, and RS Investors Fund since October 2006. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high-yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history. He is a Chartered Financial Analyst.

Manind V. Govil

Manind V. Govil has managed RS Core Equity Fund since 2005.* Mr. Govil joined RS Investments in October 2006 in connection with GIS's acquisition of an interest in RS Investments. Prior to that, Mr. Govil served as the head of equity investments at Guardian Life since August 2005. From 2001 to August 2005, Mr. Govil served as the lead portfolio manager – large cap blend/core equity, co-head of equities and head of equity research at Mercantile Capital Advisers. Prior to 2001, Mr. Govil was lead portfolio manager – core equity, at Mercantile. Mr. Govil received a BCom degree from the University of Bombay, India and an M.B.A. from the University of Cincinnati and is a Chartered Financial Analyst.

David J. Kelley

David J. Kelley has been a co-portfolio manager of RS Value Fund and of RS Partners Fund since January 2004 and of RS Investors Fund since its inception. Prior to joining RS Investments as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr. has managed RS Partners Fund, RS Investors Fund, and RS Global Natural Resources Fund since their inceptions. Mr. Pilara has been responsible for the management of RS Value Fund since January 2001, and has been a member of that Fund's management team since 1999. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary's College.

John Seabern

John H. Seabern has been a co-portfolio manager of RS Growth Fund and of RS MidCap Opportunities Fund since May 2007. Prior to joining the firm in 1993, he was a performance analyst at Duncan-Hearst Capital Management for two years. Mr. Seabern holds a B.S. in finance from the University of Colorado and is a Chartered Financial Analyst.

Kenneth L. Settles Jr.

Kenneth L. Settles Jr. has been a co-portfolio manager of RS Global Natural Resources Fund since May 2007. Prior to joining the firm in September 2006, Mr. Settles was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Mr. Settles spent three years at Salomon Smith Barney,

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Inc. where he was a financial analyst. Mr. Settles holds a B.A. in economics from Williams College and is a Chartered Financial Analyst.

Allison K. Thacker

Allison K. Thacker has been a co-portfolio manager of The Information Age Fund® since April 2003 and of RS Emerging Growth Fund since January 2007. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

D. Scott Tracy

D. Scott Tracy has been a co-portfolio manager of RS Emerging Growth Fund and of RS Smaller Company Growth Fund since January 2007. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst.

John L. Wallace

John L. Wallace has managed RS MidCap Opportunities Fund since its inception and RS Growth Fund since July 2001. Prior to joining the firm in 1995, he spent nine years at Oppenheimer Management Corporation, where he managed Oppenheimer Main Street Income and Growth Fund for seven years and Oppenheimer Total Return Fund for five years. Mr. Wallace holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

Joseph A. Wolf

Joseph A. Wolf has been a co-portfolio manager of RS Value Fund and of RS Partners Fund since January 2004 and of RS Investors Fund since its inception. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for zUniversity, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

William J. Wolfenden III

William J. Wolfenden III has managed RS Smaller Company Growth Fund since joining RS Investments in April 2001. Prior to that time, Mr. Wolfenden had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Previously, he spent four years in commercial banking for Westamerica Bank and the Bank of California. Mr. Wolfenden holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

Matthew P. Ziehl

Matthew P. Ziehl has managed RS Small Cap Core Equity Fund since 2002.* Mr. Ziehl joined RS Investments in October 2006 in connection with GIS's acquisition of an interest in RS Investments. From December 2001 to October 2006, Mr. Ziehl served as a managing director at Guardian Life. Prior to joining Guardian Life, Mr. Ziehl was a team leader with Salomon Brothers Asset Management, Inc. for small growth portfolios since January 2001, and a co-portfolio manager of Salomon Brothers Small Cap Growth Fund since August 1999. He holds a B.A. in political science from Yale University and an M.B.A. from New York University. Mr. Ziehl is also a Chartered Financial Analyst.

*  Includes service as a portfolio manager of the Fund's Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Funds. For information

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about how to receive a copy of the Statement of Additional Information, please see the back cover of this Prospectus

Types of Shares Available

This Prospectus offers only Class Y shares of certain RS Funds. Information about other classes of shares (and other RS Funds) is contained in separate prospectuses.

Expenses

There are two types of expenses related to mutual funds: expenses you pay directly (called a sales load) and expenses that are deducted from fund assets.

Expenses You Pay Directly

No sales loads are imposed on Class Y shares. However, your financial intermediary may charge you a fee for helping you buy shares in the Funds.

Expenses You Pay Through the Funds

The costs of managing and administering a Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, distribution (12b-1 fees) and shareholder servicing, custody, auditing and administrative expenses, and fees and expenses of Trustees. Class Y shares do not pay 12b-1 fees.

Certain of the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of Fund shares and the servicing of shareholder accounts. GIS may reimburse RS Investments for such services and expenses.

Payments to Financial Intermediaries

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients' Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by GIS to a financial intermediary is typically paid continually over time, during the period when the intermediary's clients hold investments in the Funds. The amount of continuing compensation paid by GIS to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is a percentage of the value of the financial intermediary's clients' investments in the Funds. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

GIS and its affiliates, at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds' shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds' shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by GIS and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

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Information about Class Y Shares

All of the Funds offered in this Prospectus offer Class Y shares. Class Y shares are available for purchase by: (1) institutional investors, such as retirement plans, companies, foundations, trusts, endowments, and other entities where the total amount of potential investable assets exceeds $50 million, that either were introduced to the Funds by a financial intermediary that has entered into special arrangements with GIS relating to Class Y shares or were not introduced to the Funds by a financial intermediary; (2) a trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by RS Investments or its affiliates on a private-advisory-account basis; (3) officers, directors, and employees of RS Investments and its affiliates and their family members and current and former Trustees of the Trust and their family members; or (4) investors purchasing shares in a Fund outside of broker-dealer retail distribution channels (including, without limitation, wrap-fee programs operated through such channels) who make a minimum investment in that Fund of $1 million through a single account, and do not cause that account's investment in the Fund to be less than $1 million. The Trust or RS Investments may waive the conditions for purchase of Class Y shares in their sole discretion.

If you own Class A shares of an RS Fund outside of broker-dealer retail distribution channels and satisfy one of the conditions for purchase of Class Y shares set forth above, you may be able to convert the Class A shares held by you into Class Y shares of that Fund. All determinations as to eligibility of an investor to purchase Class Y shares of a Fund will be made by RS Investments in its sole discretion. Contact RS Investments' Institutional Services for information at 1-800-766-FUND [3863], Option 2.

There is a $100 minimum subsequent purchase requirement. You do not pay a sales load of any kind on Class Y shares, and these shares are not subject to 12b-1 fees.

How Shares Are Priced

Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Funds will not price their shares on days when the NYSE is closed. The Funds value their portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. ("Nasdaq") are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Funds value securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust's Board of Trustees. If a Fund's assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, that Fund's NAV is calculated based upon the value of the securities held directly by the Fund and the NAVs of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of a Fund denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of a Fund's shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.

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Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. A Fund may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust's Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on days when the NYSE is open, the values of a Fund's investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine a Fund's NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in a Fund.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately.

How to Purchase Shares

The Funds are intended as long-term investment vehicles and are not intended for short-term trading. Please refer to "Frequent Purchases and Redemptions" on page 56 for more information.

To buy shares of a Fund, you will need:

•  payment for the purchase where applicable,

•  instructions for your investment, and

•  a properly completed Trust application.

Financial intermediaries may impose a transaction fee (also called a "processing" or "service" fee) for purchases or sales of Fund shares. This fee is in addition to the other charges imposed by a Fund, as described in this Prospectus.

You can make follow-up purchases through your financial intermediary (who may charge for this) or directly through our transfer agent, Boston Financial Data Services (1-800-766-FUND).

You may make your follow-up investments by mail, online, by wire transfer, or by telephone as described below. All purchases must be made in U.S. dollars.

•  By Mail If you wish to make a purchase by mail, please send us your request in writing, along with a check from your bank account, made payable to RS Investment Trust. Checks should be drawn on banks located in the United States. (Starter or counter checks will not be accepted.) Third-party checks or cash equivalents (i.e., money orders, cashier's checks, bank drafts, and travelers checks) will not be accepted as payment for purchases. Certain bank checks will be accepted. If your purchase of shares is canceled due to nonpayment or because a check does not clear, you will be held responsible for any loss incurred by the Funds or BFDS. Each Fund can redeem shares to reimburse itself or BFDS for any such loss. RS Investments and each Fund reserve the right to reject any purchase order and to suspend the offering of a Fund's shares. A fee may be charged for bounced checks, stop payment orders and similar items.

•  Online If you have an existing account, you can place an order with us over the Internet at www.RSinvestments.com. Internetpurchases have the same minimum purchase amount requirements as other purchase options but are subject to a maximum of $49,999. For you to use this service, your bank must be a member of the Automated Clearing House, and you must have completed the appropriate section of your RS Investment Trust application. The funds will automatically be deducted from the bank account you have specified to us. The share price for an Internet order will be the public offering price next determined after funds are received (normally within two business days of the order).

•  By Wire You can make a purchase by wire transfer through any bank that is a member of the Automated Clearing House. A fee may be charged for this service both by us and by the bank. The wire purchase must be sent to the following bank account:

State Street Bank and Trust Company
ABA Routing Number 0110-000-28
Boston, MA 02101
Attention: RS Investments A/C 9904-713-6
Name of your Fund:
Account of: [your name]
Your shareholder account number:

The share price for a wire order will be the public offering price next determined after receipt of the funds.

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•  By Telephone You or your registered representative can place an order with us by phone by calling 1-800-766-FUND [3863] between 9:00 a.m. and 6:00 p.m. eastern time on any business day. Requests received after 4:00 pm eastern time on any business day will be processed on the next business day. For you to use this service, your bank must be a member of the Automated Clearing House, and you must have completed the appropriate section of your RS Investment Trust application. The funds will automatically be deducted from the bank account you have specified to us. The share price for a telephone order will be the public offering price next determined after funds are received (normally within two business days of the call). Purchases by telephone are subject to a maximum purchase amount of up to 100% of your current account value.

We have appointed several authorized financial intermediaries to act as our portfolio agent. A purchase order is deemed to have been received by us when one of these authorized firms receives it.

Other Information About Purchasing Shares

RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. This limitation will preclude some existing shareholders of the Fund from making additional investments in the Fund. Contact RS Investments for more information. In addition, the Fund is offered to employees of RS Investments and its affiliates and their family members and to current and former Trustees of the Trust and their family members. The Trust or RS Investments may at its discretion impose additional limitations on the sale of shares of the Fund or any other Fund at any time and may waive or eliminate any limitation at any time without notice.

All purchases of a Fund's shares are subject to acceptance by the Fund and are not binding until accepted and shares are issued. Failure to specify a Fund and account information may delay processing of purchases. Purchases of Fund shares are generally made at the NAV next determined after the purchase is accepted. (See "How Shares Are Priced" on page 52.) However, orders received by certain retirement plans and other financial institutions on a business day prior to the close of regular trading on the NYSE and communicated to BFDS after that business day's close of regular trading may be effected nevertheless at the NAV determined for that business day. Please initiate any wire transfer early in the morning to ensure that the wire is received by a Fund before the close of the NYSE, normally 4:00 p.m. eastern time. No share certificates will be issued in connection with the sale of Fund shares.

The Trust reserves the right, at its discretion for any reason or for no reason, to reject any investor or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares the Trust or RS Investments believes in its sole judgment could be harmful to a Fund or is excessively frequent), and to suspend the offering of its shares for any period of time. The Trust may decide to restrict purchase and sale activity in Fund shares based on various factors, including, without limitation, whether frequent purchase and sale activity may disrupt portfolio management strategies or adversely affect Fund performance. There can be no assurance that the Trust or RS Investments will identify all frequent purchase and sale activity affecting a Fund. See "Frequent Purchases and Redemptions" on page 56.

The Funds, RS Investments, or GIS, the Funds' distributor, may in their discretion make payments for shareholder servicing, subaccounting, and other services to any intermediary through whom investors buy or hold shares in the Funds.

A Fund's shares will likely continue to be offered for sale even if a portfolio manager for the Fund holds a negative outlook at the time for the Fund's investment style or asset class.

How to Sell Shares

Fund share prices fluctuate from day to day, so when you decide to sell your shares, their value may be higher or lower than when you bought them. The share price you receive will be the next share price that is calculated after we receive your completed request to sell in good order.

You can arrange to sell your shares in writing, over the telephone, over the Internet, or through a financial intermediary. You can also arrange to receive the proceeds of the sale by wire.

Normally, we will send payment within three business days from when we receive your request to sell, and in any event, we will make payment within seven days after we receive your request to sell. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment of redemption proceeds, for more than seven days, as permitted by federal securities law. In addition, we may delay sending sales proceeds until payment for recent purchases has cleared. This could take up to 15 days from the purchase date.

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While redemptions will generally be made in cash, under certain circumstances they may be made entirely or partly in readily marketable securities or other non-cash assets. This could happen if RS Investments determines that orderly liquidation of a Fund's securities is impractical, or if cash payment would adversely affect the remaining shareholders.

During any 90-day period, the Trust will pay in cash all requests to redeem shares by any one shareholder up to the lesser of $250,000 and 1.00% of the value of a Fund's net assets at the beginning of the period. If redemptions by any shareholder of a Fund exceed this limitation, the Trust reserves the right to redeem the excess amount in whole or in part in securities or other assets. If shares are redeemed in this manner, the redeeming shareholder typically will incur brokerage and other costs in converting the securities to cash.

You may redeem your shares, or sell your shares back to the appropriate Fund, on any business day when the NYSE is open by any of the following procedures.

•  By Mail If you wish, you can send us a written request to sell your shares.

If you are sending your request to sell shares by regular U.S. mail, use the following address:
Boston Financial Data Services
[name of your RS Fund]
P.O. Box 219717
Kansas City, MO 64121-9717

If you are using registered, certified, or express mail, use the following address:
Boston Financial Data Services
[name of your RS Fund]
330 West 9th Street, First Floor
Kansas City, MO 64105-1514

  Under certain circumstances, your written request must be accompanied by a signature guarantee in the form approved by the Securities Transfer Association. A signature guarantee may be obtained from most banks, credit unions, or other financial institutions and from most broker-dealer firms. A signature guarantee cannot be obtained from a notary public. In addition, you may be required to furnish additional documents for sales of shares of a corporation, a partnership, an agent or fiduciary, or a surviving joint owner. Please contact BFDS for details.

  Generally, you will need a signature guarantee if the shareholder is not a natural person, the proceeds are to be made payable to someone other than the account holder, the proceeds are to be mailed to an address other than that specified on your account records, you recently changed your account records to show a different address, or your request is made in writing (for SIMPLE IRAs and qualified retirement plans administered by State Street Bank and Trust Company).

•  By Telephone To redeem shares you may call 1-800-766-FUND [3863] between 9:00 a.m. and 6:00 p.m. eastern time on any business day. Requests received after 4:00 p.m. eastern time on any business day will be processed on the next business day.

  You will automatically be authorized to sell shares by telephone unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. If the sale proceeds will be sent to the name and address in our records, you may sell shares by phone simply by calling us unless the address of record was recently changed.

  You may give up some security if you accept the telephone selling privilege. Over the phone, we require specific information about your account, as well as other identifying information. We will accept a sales request from any caller who can provide this information. You risk possible loss if someone gives us unauthorized or fraudulent instructions for your account. If we follow reasonable security procedures, we are not responsible if such a loss occurs.

  We have the right to change or withdraw the telephone selling privilege at any time upon seven days' notice to shareholders.

•  Online To redeem shares for less than $50,000, you may use our Internet site, www.RSinvestments.com. Requests received after 4:00 p.m. eastern time on any business day will be processed on the next business day. The price per share that you receive will be the next price calculated after we receive your Internet sale order. You will automatically be authorized to sell shares via the Internet, unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form.

•  By Wire We can wire proceeds to your bank account if you fill out the authorization on our

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application or a Shareholder Privilege form (with signature guarantees). Your bank must be a member of the Automated Clearing House. Any fees for this service will be deducted from the proceeds. Currently, there is a $9 wire service fee.

Exchanges

Shares of any class of a Fund may be exchanged for shares of the same class of another RS Fund provided that the RS Fund is accepting additional investments and the shareholder is otherwise eligible to invest in such Fund. See "Other Information About Purchasing Shares" on page 54 for information about exchanges into RS Partners Fund. Exchanges of shares will be made at their relative NAVs. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required and the shareholder is a resident of a state in which shares of the Fund in question are qualified for sale and the shareholder qualifies to purchase shares of that Fund.

FOR FEDERAL INCOME TAX PURPOSES, AN EXCHANGE IS THE SAME AS A SALE, SO TAXABLE GAINS OR LOSSES MAY BE REALIZED.

You can request an exchange by mail, by telephone, via the Internet, or through your registered representative, as you would with any purchase or sale (financial intermediaries may charge for this). You will automatically have telephone and Internet sale privileges unless you decline the privilege in the appropriate section of our application. The minimum telephone or Internet exchange is $100, and Internet exchanges must be less than $1 million. Telephone and Internet exchanges have the same security rules as telephone and Internet withdrawals.

Exchanges are subject to the limitations on frequent and short-term trading described in "Frequent Purchases and Redemptions" below.

Exchange privileges may be terminated, modified, or suspended by a Fund upon 60 days' prior notice to shareholders.

Frequent Purchases and Redemptions

Excessive trading can hurt a Fund's performance, operations, and shareholders. The Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of Fund shares by their shareholders. The Funds discourage, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of their shares to the extent that the Trust believes that such trading is harmful to the Funds' shareholders, although the Funds will not necessarily be able to prevent all such frequent trading in their shares. The Trust has implemented a "zero-tolerance" policy with respect to identified markettiming activity in the Funds. The Trust may limit the number of exchanges that an investor may make.

The Trust reserves the right, at its discretion for any reason or for no reason, to reject any investor, or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares the Trust or RS Investments believes in its sole judgment could be harmful to a Fund or is excessively frequent). Shareholders who sell or exchange shares held for 90 days or less, or other persons that the Trust or RS Investments believes may be engaged in activity harmful to a Fund or its shareholders, may, at RS Investments' or the Trust's sole discretion, be restricted for any period, or permanently, from investing in the Funds. Any such restriction may be imposed regardless of your intent in effecting any transaction or otherwise engaging in any activity that may have caused your account to be restricted. Purchases and redemptions made through the Funds' automatic investment plan or systematic withdrawal plan or similar automated plans generally are not subject to short-term or frequent-trading restrictions.

The ability of the Trust and RS Investments to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the financial intermediary, retirement plan administrator, or fee-based-program sponsor maintains the record of a Fund's underlying beneficial owners. The Trust or RS Investments may take any steps it considers appropriate with respect to frequent trading in omnibus accounts, which may, but will not necessarily, include closing the omnibus account. Each Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Funds will use reasonable diligence to confirm that such intermediaries are applying the Funds' short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. There can be no assurance that the Trust or RS Investments will identify all harmful purchase or redemption activity, or markettiming or similar activities, affecting a Fund or that the Trust or RS Investments will be successful in limiting such activities.

Mutual funds that invest in foreign securities traded in markets that close before the NYSE may be subject to frequent-trading or markettiming activity intended

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to take advantage of changes in market prices between the times when those markets close and the close of the NYSE. The Funds employ fair valuation procedures intended to reduce that risk.

USA Patriot Act

To help the government fight the funding of terrorism and money-laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their NAVs at the time of the redemption.

Dividends and Distributions

Each Fund distributes substantially all net investment income to shareholders at least once a year. In addition, each Fund distributes net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) to shareholders at least annually (more often, if necessary to avoid certain excise or income taxes on the Fund).

You may choose either of the following distribution options:

•  reinvest your distributions in additional shares of your Fund; or

•  receive your distributions in cash.

All distributions will be automatically reinvested in Fund shares unless you request cash payment with at least 10 days' prior notice to BFDS.

Taxes

Qualification as a Regulated Investment Company

Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. A Fund generally will distribute substantially all of its net income and net short-term and long-term capital gains on a current basis. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although from time to time a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax. (RS Emerging Growth Fund paid an excise tax of approximately $5,000 on this basis with respect to 2006.)

Taxes on Dividends and Distributions

(The following summary does not apply to qualified retirement accounts (because tax is deferred until you withdraw your money) and tax-exempt investors.) For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long you have held Fund shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gains dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Fund as derived from "qualified dividend income" ("QDI") will be taxed in the hands of individuals at the rate applicable to long-term capital gains, provided the holding period and other requirements are met at both the shareholder and the Fund levels. Long-term capital gains rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning on or before December 31, 2010. Distributions to you are taxable even if they are paid from income or gains earned by a Fund before you invested in the Fund (and thus were included in the price paid for the Fund shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year, the Trust will notify you of the amount and the tax status of distributions paid to you by each of the Funds for the preceding year.

Dividends paid by a Fund to a corporate shareholder may be eligible for the dividends-received deduction. Dividends from the Funds will be QDI to the extent, if any, that they are attributable to QDI received by the Fund.

Taxes When You Sell or Exchange Your Shares

Any gains resulting from the sale or exchange of your shares in the Funds (including an exchange for shares of another Fund) will also generally be subject to federal income tax as capital gains.

www.RSinvestments.com

Your Investment

Foreign Investments

A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, a Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Consult Your Tax Adviser About Other Possible Tax Consequences

This is a summary of certain federal tax consequences of investing in a Fund. You should consult your tax adviser for more information about your own tax situation, including possible foreign, state, and local taxes.

Disclosure of Portfolio Holdings

The Funds have established a policy with respect to the disclosure of Fund portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the back cover of this Prospectus). In addition, by clicking on "Quarterly Holdings" and "Statistical Summary by Fund" on RS Investments' Web site, the following information is generally available to you:

Information	Approximate Date of Posting to Web Site
Each Fund's top 10 securities holdings and other portfolio statistics as of each quarter's end	15 days after quarter-end
Each Fund's holdings as of each quarter's end	30 days after quarter-end

The Funds or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

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Financial Highlights

The "Financial Highlights" tables below are intended to help you understand each Fund's financial performance for the past five fiscal years or, if shorter, the period of a Fund's operations. The information relates to the Funds' Class A shares, since the Funds have not yet issued any Class Y shares. Certain information reßects financial results for a single Fund share. "Total Return" in the table represents the rate at which an investor would have made or lost money in an investment in the Fund (assuming the reinvestment of all dividends and distributions). The financial highlights for RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, and RS Value Fund have been audited by the Funds' independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), whose

RS Funds Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Emerging Growth Fund Class A:
Year ended 12/31/2006	$32.58	$(0.48)	$3.56	$3.08	—	—	—	$35.66
Year ended 12/31/2005	32.36	(0.50)	0.72	0.22	—	—	—	32.58
Year ended 12/31/2004	28.10	(0.50)	4.76	4.26	—	—	—	32.36
Year ended 12/31/2003	19.15	(0.35)	9.30	8.95	—	—	—	28.10
Year ended 12/31/2002	32.00	(0.34)	(12.51)	(12.85)	—	—	—	19.15
RS Growth Fund Class A:
Year ended 12/31/2006	15.85	0.01	1.73	1.74	$(0.01)	$(2.33)	$(2.34)	15.25
Year ended 12/31/2005	16.66	(0.03)	1.92	1.89	—	(2.70)	(2.70)	15.85
Year ended 12/31/2004	17.32	(0.09)	2.07	1.98	—	(2.64)	(2.64)	16.66
Year ended 12/31/2003	12.37	(0.12)	5.57	5.45	—	(0.50)	(0.50)	17.32
Year ended 12/31/2002	17.07	(0.15)	(4.55)	(4.70)	—	—	—	12.37
The Information Age Fund® Class A:
Year ended 12/31/2006	16.35	(0.20)	1.55	1.35	—	(1.82)	(1.82)	15.88
Year ended 12/31/2005	16.02	(0.27)	0.60	0.33	—	—	—	16.35
Year ended 12/31/2004	14.93	(0.30)	1.39	1.09	—	—	—	16.02
Year ended 12/31/2003	7.55	(0.14)	7.52	7.38	—	—	—	14.93
Year ended 12/31/2002	14.53	(0.18)	(6.80)	(6.98)	—	—	—	7.55

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report, along with the Fund's financial statements, is included in the annual report, which is available on request, or online at www.RSinvestments.com.

The financial highlights for RS Core Equity Fund and RS Small Cap Core Equity Fund for the year ended December 31, 2006 have been audited by the Funds' independent registered public accounting firm, PwC. The financial highlights for these Funds for each of the periods through December 31, 2005 were audited by the Predecessor Funds' independent registered public accounting firm. PwC's report, along with the Funds' financial statements, are included in the Funds' annual reports, which are available on request or online at www.RSinvestments.com.

	Total Return*	Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Income/(Loss) to Average Net Assets	Gross Ratio of Net Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
RS Emerging Growth Fund Class A:
Year ended 12/31/2006	9.45%	$738,413	1.51%	1.52%	(1.21)%	(1.22)%	129%
Year ended 12/31/2005	0.68	930,296	1.54	1.54	(1.32)	(1.32)	95
Year ended 12/31/2004	15.16	1,399,778	1.59	1.61	(1.47)	(1.49)	156
Year ended 12/31/2003	46.74	1,613,299	1.49	1.61	(1.39)	(1.51)	190
Year ended 12/31/2002	(40.16)	1,307,774	1.53	1.68	(1.35)	(1.50)	166
RS Growth Fund Class A:
Year ended 12/31/2006	10.79	191,915	1.35	1.35	0.07	0.07	180
Year ended 12/31/2005	11.32	206,737	1.37	1.37	(0.19)	(0.19)	159
Year ended 12/31/2004	11.95	217,505	1.49	1.69	(0.55)	(0.75)	163
Year ended 12/31/2003	44.24	223,726	1.58	1.65	(0.81)	(0.88)	262
Year ended 12/31/2002	(27.53)	170,431	1.62	1.67	(0.87)	(0.92)	346
The Information Age Fund® Class A:
Year ended 12/31/2006	8.19	84,485	1.62	1.63	(1.26)	(1.27)	178
Year ended 12/31/2005	2.06	89,985	1.62	1.62	(1.54)	(1.54)	141
Year ended 12/31/2004	7.30	132,451	1.62	1.64	(1.47)	(1.49)	143
Year ended 12/31/2003	97.75	241,956	1.57	1.67	(1.52)	(1.62)	194
Year ended 12/31/2002	(48.04)	50,354	1.74	1.80	(1.59)	(1.65)	219

  *  Excludes the effect of sales load.

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Financial Highlights

RS Funds Financial Highlights

(continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS MidCap Opportunities Fund Class A:
Year ended 12/31/2006	$13.34	$(0.11)	$1.38	$1.27	—	$(0.44)	$(0.44)	$14.17
Year ended 12/31/2005	12.18	(0.09)	1.25	1.16	—	—	—	13.34
Year ended 12/31/2004	10.84	(0.08)	1.42	1.34	—	—	—	12.18
Year ended 12/31/2003	7.30	(0.06)	3.60	3.54	—	—	—	10.84
Year ended 12/31/2002	9.92	(0.06)	(2.56)	(2.62)	—	—	—	7.30
RS Smaller Company Growth Fund Class A:
Year ended 12/31/2006	21.11	(0.19)	1.17	0.98	—	(0.99)	(0.99)	21.10
Year ended 12/31/2005	22.57	(0.22)	1.78	1.56	—	(3.02)	(3.02)	21.11
Year ended 12/31/2004	20.58	(0.28)	3.39	3.11	—	(1.12)	(1.12)	22.57
Year ended 12/31/2003	12.79	(0.23)	8.02	7.79	—	—	—	20.58
Year ended 12/31/2002	21.78	(0.20)	(8.30)	(8.50)	—	(0.49)	(0.49)	12.79
RS Value Fund Class A:
Year ended 12/31/2006	24.55	0.03	3.99	4.02	$(0.31)	(0.83)	(1.14)	27.43
Year ended 12/31/2005	21.99	0.03	2.54	2.57	(0.01)	—	(0.01)	24.55
Year ended 12/31/2004	17.03	(0.09)	5.08	4.99	(0.03)	—	(0.03)	21.99
Year ended 12/31/2003	10.26	0.04	6.73	6.77	—	—	—	17.03
Year ended 12/31/2002	10.12	(0.05)	0.19	0.14	—	—	—	10.26
RS Partners Fund Class A:
Year ended 12/31/2006	33.01	0.10	3.61	3.71	(0.09)	(1.59)	(1.68)	35.04
Year ended 12/31/2005	34.77	—	4.17	4.17	—	(5.93)	(5.93)	33.01
Year ended 12/31/2004	27.70	(0.14)	8.89	8.75	—	(1.68)	(1.68)	34.77
Year ended 12/31/2003	17.82	0.06	11.54	11.60	(0.02)	(1.70)	(1.72)	27.70
Year ended 12/31/2002	17.67	(0.11)	0.33	0.22	—	(0.07)	(0.07)	17.82
RS Investors Fund Class A:
Year ended 12/31/2006	10.44	(0.03)	1.87	1.84	—	(0.53)	(0.53)	11.75
Period ended 12/31/2005†	10.00	(0.01)	0.45	0.44	—	—	—	10.44
RS Global Natural Resources Fund Class A:
Year ended 12/31/2006	32.65	0.12	2.72	2.84	(0.37)	(4.28)	(4.65)	30.84
Year ended 12/31/2005	24.72	0.32	10.14	10.46	(0.69)	(1.84)	(2.53)	32.65
Year ended 12/31/2004	19.23	(0.02)	6.58	6.56	(0.04)	(1.03)	(1.07)	24.72
Year ended 12/31/2003	13.53	(0.01)	5.71	5.70	—	—	—	19.23
Year ended 12/31/2002	11.56	(0.06)	2.03	1.97	—	—	—	13.53

†  RS Investors Fund shares were first issued on November 15, 2005.

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	Total Return*	Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Income/(Loss) to Average Net Assets	Gross Ratio of Net Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
RS MidCap Opportunities Fund Class A:
Year ended 12/31/2006	9.43%	$267,807	1.30%		1.36%		(0.79)%	(0.85)%	214%
Year ended 12/31/2005	9.52	218,771	1.34		1.39		(0.77)	(0.82)	207
Year ended 12/31/2004	12.36	208,554	1.49		1.64		(0.88)	(1.03)	184
Year ended 12/31/2003	48.49	141,147	1.53		1.63		(0.76)	(0.86)	253
Year ended 12/31/2002	(26.41)	88,507	1.53		1.67		(0.60)	(0.74)	401
RS Smaller Company Growth Fund Class A:
Year ended 12/31/2006	4.62	299,479	1.52		1.54		(0.94)	(0.96)	151
Year ended 12/31/2005	6.74	242,129	1.55		1.56		(1.20)	(1.21)	122
Year ended 12/31/2004	15.38	213,767	1.59		1.60		(1.31)	(1.32)	163
Year ended 12/31/2003	60.91	200,147	1.73		1.83		(1.57)	(1.67)	220
Year ended 12/31/2002	(39.07)	109,341	1.81		1.95		(1.52)	(1.66)	128
RS Value Fund Class A:
Year ended 12/31/2006	16.37	2,000,665	1.36		1.37		0.06	0.05	72
Year ended 12/31/2005	11.67	1,596,317	1.39		1.39		(0.15)	(0.15)	83
Year ended 12/31/2004	29.31	628,586	1.49		1.63		(0.65)	(0.79)	147
Year ended 12/31/2003	65.98	373,791	1.54		1.69		0.54	0.39	129
Year ended 12/31/2002	1.38	57,916	1.67		1.74		(0.40)	(0.47)	125
RS Partners Fund Class A:
Year ended 12/31/2006	11.19	2,532,086	1.49		1.52		0.29	0.26	60
Year ended 12/31/2005	11.94	2,164,407	1.48		1.52		—	(0.04)	77
Year ended 12/31/2004	31.81	2,044,457	1.49		1.64		(0.59)	(0.74)	108
Year ended 12/31/2003	65.63	852,615	1.54		1.60		0.27	0.21	97
Year ended 12/31/2002	1.23	113,467	1.88		1.97		(0.90)	(0.99)	166
RS Investors Fund Class A:
Year ended 12/31/2006	17.55	65,129	1.54		1.60		(0.23)	(0.29)	116
Period ended 12/31/2005†	4.40 [a]	49,463	3.74	[b]	3.77	[b]	(1.66)[b]	(1.69)[b]	5	[a]
RS Global Natural Resources Fund Class A:
Year ended 12/31/2006	8.11	1,610,612	1.49		1.53		0.24	0.20	62
Year ended 12/31/2005	42.23	1,715,182	1.49		1.56		0.95	0.88	62
Year ended 12/31/2004	34.43	628,512	1.50		1.59		(0.18)	(0.27)	97
Year ended 12/31/2003	42.13	142,476	1.69		1.76		(0.13)	(0.20)	117
Year ended 12/31/2002	17.04	38,763	1.77		1.86		(0.55)	(0.64)	159

  *  Excludes the effect of sales load.

  (a)  Not annualized.

  (b)  Annualized.

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Financial Highlights

RS Funds Financial Highlights

(continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Core Equity Fund Class A:
Year ended 12/31/2006	$32.26	$0.32	$5.06	$5.38	$(0.45)	—	$(0.45)	$37.19
Year ended 12/31/2005	31.37	0.47	0.74	1.21	(0.32)	—	(0.32)	32.26
Year ended 12/31/2004	30.08	0.34	1.35	1.69	(0.40)	—	(0.40)	31.37
Year ended 12/31/2003	25.03	0.23	5.00	5.23	(0.18)	—	(0.18)	30.08
Year ended 12/31/2002	32.00	0.17	(7.06)	(6.89)	(0.08)	—	(0.08)	25.03
RS Small Cap Core Equity Fund Class A:
Year ended 12/31/2006	16.58	(0.05)	2.73	2.68	—	$(1.36)	(1.36)	17.90
Year ended 12/31/2005	19.40	(0.04)	(0.05)	(0.09)	—	(2.73)	(2.73)	16.58
Year ended 12/31/2004	19.05	(0.12)	2.90	2.78	—	(2.43)	(2.43)	19.40
Year ended 12/31/2003	13.30	(0.10)	5.85	5.75	—	—	—	19.05
Year ended 12/31/2002	15.74	(0.07)	(2.37)	(2.44)	—	—	—	13.30

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	Total Return*	Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets	Expenses Assumed by GIS	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Income/(Loss) to Average Net Assets	Gross Ratio of Net Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
RS Core Equity Fund Class A:
Year ended 12/31/2006	16.87%	$787,661	0.93%[a]	0.01%	0.94%	0.79%[a]	0.78%	81%
Year ended 12/31/2005	3.90	796,034	0.91	—	0.91	1.32	1.32	101
Year ended 12/31/2004	5.64	980,872	0.88	—	0.88	0.95	0.95	75
Year ended 12/31/2003	20.95	1,133,468	0.89	—	0.89	0.72	0.72	74
Year ended 12/31/2002	(21.56)	1,120,351	0.87	—	0.87	0.51	0.51	60
RS Small Cap Core Equity Fund Class A:
Year ended 12/31/2006	16.90	143,972	1.27	—	1.27	(0.28)	(0.28)	136
Year ended 12/31/2005	(0.15)	132,246	1.25	—	1.25	(0.20)	(0.20)	124
Year ended 12/31/2004	14.74	181,068	1.21	—	1.21	(0.67)	(0.67)	127
Year ended 12/31/2003	43.23	160,049	1.27	—	1.27	(0.67)	(0.67)	105
Year ended 12/31/2002	(15.50)	111,803	1.25	—	1.25	(0.45)	(0.45)	108

  *  Excludes the effect of sales load.

  (a)  Includes the effect of expenses assumed by GIS.

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RS Funds

Phone:  1-800-766-FUND (3863)

Web:  www.RSinvestments.com

E-mail:  funds@rsinvestments.com

24-Hour Account Access

Phone:  1-800-766-FUND (3863), Option 3

Web:  Enter My Account on RS Investments' Web site

RS Funds

Fund Name (Date of Inception)	Ticker Symbol (Class Y)	Portfolio Manager(s)
RS Emerging Growth Fund (11/30/87)	pending	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Growth Fund (5/12/92)	pending	John Seabern, John Wallace
The Information Age Fund® (11/15/95)	pending	Steve Bishop, Allison Thacker
RS MidCap Opportunities Fund (7/12/95)	pending	John Seabern, John Wallace
RS Smaller Company Growth Fund (8/15/96)	pending	Scott Tracy, William Wolfenden
RS Value Fund (6/30/93)	pending	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Partners Fund (7/12/95)	pending	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Investors Fund (11/15/05)	pending	MacKenzie Davis, David Kelley Andy Pilara, Joe Wolf
RS Global Natural Resources Fund (11/15/95)	pending	MacKenzie Davis, Andy Pilara, Ken Settles
RS Core Equity Fund (6/1/72)*	pending	Mani Govil
RS Small Cap Core Equity Fund (5/1/97)*	pending	Matthew Ziehl

*The date of inception is that of the Predecessor Fund.

Refer to the accompanying Prospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; investing in debt securities; and investing in companies in natural resources industries. Please read it carefully before investing.

Important Notice Regarding Delivery of Shareholder Documents

To reduce expenses, we mail only one copy of a Fund's prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-766-3863; or if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies 30 days after receiving your request.

(The information on this page is not part of the Prospectus.)

Additional Information

The Trust's Statement of Additional Information—Class Y Shares ("SAI"), dated May 1, 2007, as revised from time to time, and the Funds' annual and semiannual reports to shareholders contain additional information about the Funds. The Trust's SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual reports discuss the market conditions and the investment strategies that significantly affected each Fund's performance during its past fiscal year. If more than one member of a household owns shares of a Fund, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about a Fund, or make shareholder inquiries by writing to the Trust at the address at the bottom of this page or by calling 1-800-766-FUND (3863). Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, shall be made available, free of charge, on RS Investments' Web site at www.RSinvestments.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by a Fund. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust's registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Funds on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act of 1940, which is 811-05159.

Investment Company Act File No. 811-05159

P721

Call 1-800-766-FUND www.RSinvestments.com	388 Market Street San Francisco CA 94111

STATEMENT OF ADDITIONAL INFORMATION
RS INVESTMENT TRUST

CLASS Y SHARES

Growth

RS Emerging Growth Fund

RS Growth Fund

The Information Age Fund®

RS MidCap Opportunities Fund

RS Smaller Company Growth Fund

Value

RS Value Fund

RS Partners Fund

RS Investors Fund

RS Global Natural Resources Fund

Core Equity

RS Core Equity Fund

RS Small Cap Core Equity Fund

May 1, 2007

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus (the “Prospectus”) of RS Investment Trust (the “Trust”) dated May 1, 2007, as it may be further revised from time to time relating to the series of the Trust set forth above. A copy of the Prospectus can be obtained upon request made to RS Investments, 388 Market Street, 17th Floor, San Francisco, California, 94111, telephone 1-800-766-FUND (3863).

Certain disclosure relating to RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Value Fund, RS Partners Fund, RS Investors Fund, RS Global Natural Resources Fund, RS Core Equity Fund, and RS Small Cap Core Equity Fund (each a “Fund” and, together, the “Funds”) has been incorporated by reference into this SAI from the Funds’ annual reports and the annual report of certain of the Funds’ predecessor funds.  For a free copy of any of the foregoing annual reports, please call 1-800-766-FUND (3863).

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TRUST INFORMATION

Trust History

RS Investment Trust (“Robertson Stephens Investment Trust” until 1999) was organized on May 11, 1987, under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a “Massachusetts business trust.”  A copy of the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

Fund Classification

The Trust currently offers twenty-three series of shares of beneficial interest, 11 of which are discussed in this SAI (each such series, a “Fund” and collectively, the “Funds”), each with separate investment objectives and policies.  Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Each of the Funds other than RS Investors Fund and RS Partners Fund is also a “diversified” investment company under the 1940 Act.  This means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to investments in U.S. Government securities).  A Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

RS Investors Fund and RS Partners Fund are non-diversified investment companies and so may invest their assets in a more limited number of issuers than may other investment companies.

Under the Internal Revenue Code, to qualify as a regulated investment company, a fund (including a non-diversified investment company), must meet certain diversification requirements as determined at the close of each quarter of each taxable year.  For instance, no more than 25% of a fund’s assets can be invested in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies or of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of the fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.  Thus, up to 25% of RS Investors Fund’s and/or RS Partners Fund’s total assets can consist of the securities of each of any two issuers. As a result, a decline in the market value of a particular security held by either RS Investors Fund or RS Partners Fund may affect  each Fund’s value more than if each Fund were a diversified investment company.

Capitalization

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares.  The Trust is currently authorized to offer five classes of shares: Class A, Class B, Class C, Class K, and Class Y.  Not all of the Funds offer all of these share classes. The 11 Funds discussed in this SAI offer Class Y shares.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund.  The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust.  Expenses with respect to any two or more Funds may be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Shareholders of each series will have one vote for each full share owned and proportionate, fractional votes for fractional shares held.  Generally, shares of each series vote separately as a single series except when required by law or determined by the Board of Trustees.  Although the Trust is not required to hold annual meetings of its

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shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Agreement and Declaration of Trust.

INVESTMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may employ other investment practices and may be subject to additional risks which are described below.  Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to your Fund.  Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “The Funds’ Investment Limitations” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.

RS Investment Management Co. LLC (“RS Investments”) serves as investment adviser to all of the Funds.

Lower-Rated Debt Securities

Fund may purchase lower-rated debt securities, sometimes referred to as “junk bonds.” A security will be considered to be rated below investment grade if it is rated by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Group (“Standard & Poor’s”) Ba1 or BB+, respectively, or lower, or if unrated, has been determined by RS Investments to be of comparable quality (RS Investments is sometimes referred to as the “Adviser” in this SAI). See Appendix A for a description of these ratings.  RS Emerging Growth Fund, The Information Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, and RS Value Fund do not intend, under current circumstances, to purchase such securities if, as a result, more than 35% of the Fund’s assets would be invested in securities rated below BB or Ba.

The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.  The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities.  In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities.  The rating assigned to a security by Moody’s or S&P does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates.  Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed-income securities.  Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income securities generally will decline.  In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers.  Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.  Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.  In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing.  The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.  Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions.  The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

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Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when an Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available.  In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws.  Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value.  In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s net asset value.  A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings.  In addition, the Funds’ intention to qualify as “regulated investment companies” under the Internal Revenue Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities.  If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower rated securities may be subject to certain risks not typically associated with “investment grade” securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Options

A Fund may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices.  There is no assurance that a Fund’s use of put and call options will achieve its desired objective, and a Fund’s use of options may result in losses to the Fund.

Covered call options.  A Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone.  Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date.  A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

A Fund will receive a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit.  The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option.  The Fund retains the risk of loss should the price of such securities decline.  If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security.  If the option is exercised, the Fund realizes a gain or loss equal to the difference between the

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Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction.  A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise.  Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security.  Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options.  A Fund may write covered put options in order to enhance its current return.  Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase.  A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.  A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option.  By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction.  Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options.  A Fund may also purchase put options to protect portfolio holdings against a decline in market value.  This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price.  In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay.  These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy.  Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price.  In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.  These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to attempt to enhance its current return.

Options on foreign securities.  A Fund may purchase and sell options on foreign securities if an Adviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective.  It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities.  However, position limits and other rules of foreign exchanges may differ from those in the United States.  In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices. A Fund may write or purchase options on securities indices, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated

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exercise price during the term of the option.  Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.”  This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased.  A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs.  The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options.   The successful use of a Fund’s options strategies depends on the ability of an Adviser to forecast correctly interest rate and market movements.  For example, if a Fund were to write a call option based on an Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price.  Similarly, if a Fund were to write a put option based on an Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration.  If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option.  This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when an Adviser deems it desirable to do so.  There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions.  Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options.  A market may discontinue trading of a particular option or options generally.  In addition, a market could become temporarily unavailable if unusual events — such as volume in excess of trading or clearing capability — were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions.  For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.  If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options.  If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well.  As a result, a Fund as purchaser or writer of an option will be unable to close out its

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positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price.  In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions.  If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted.  If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options.  A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities.  In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed.  As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter (“OTC”) options purchased by a Fund and assets held to cover OTC options written by a Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund’s ability to invest in illiquid securities.

Special Expiration Price Options.  Certain of the Funds may purchase OTC puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that an Adviser believes will increase or decrease in value generally as a group.  In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option.  Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium.  If the value of the underlying security increases (or decreases) by a prenegotiated amount, however, the special expiration price option is canceled and becomes worthless.  A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised.  Brokerage commissions and other transaction costs will reduce these Funds’ profits if the special expiration price options are exercised.  A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

Swap Contracts

Certain of the Funds may invest in credit default swaps and credit default index investments. Credit derivatives allow a Fund to manage credit risk through buying and selling credit protection on specific issuers or a basket of issuers.  In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties, such as a U.S. or foreign issuer or basket of such issuers, on their obligations.  For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty upon issuer default (or similar events) at their par (or other agreed-upon) value.  As a purchaser in a credit default swap, a Fund would have the risk that the investment might expire worthless.  It also would involve counterparty risk – the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event).  In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Financial Futures Contracts

A Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as “financial futures contracts”).  Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.

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The following example illustrates generally the manner in which index futures contracts operate.  The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks.  In the case of the S&P 100 Index, contracts are to buy or sell 100 units.  Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180).  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4).  If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge its investments successfully using financial futures contracts, a Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in an Adviser’s judgment, have a significant correlation with movements in the prices of the Fund’s securities.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities.  A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Margin Payments.  When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract.  This amount is known as “initial margin.”  The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions.  Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.”  These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates.  For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value.  The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.  Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value.  The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

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When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain.  Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts.  A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position.  If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options.  Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If an Adviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity risks.  Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.   Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.  If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.  However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated.  In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market.  It is not certain that such a market will develop.  Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.  In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging risks.  There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device.  One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.  An Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to an Adviser’s ability to predict correctly movements in the direction of the market.  It is possible that, where a Fund has

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purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline.  If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities.  In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions.  First, all participants in the futures market are subject to margin deposit requirements.  Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets.  Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do.  Increased participation by speculators in the futures markets may also cause temporary price distortions.  Due to the possibility of price distortion, even a correct forecast of general market trends by an Adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks.  A Fund will incur brokerage fees in connection with their futures and options transactions.  In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks.  Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.  Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Each Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks, and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer.  Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted, or exchanged.

The market value of a convertible security is a function of its “investment value” and its “conversion value.”  A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security).  The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date.  At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security.  Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer.  Because conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid.  A Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

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Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the adviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a

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greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Trust-Preferred Securities

Certain of the Funds may invest in trust-preferred (or “capital”) securities. These securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default. At the present time, the Internal Revenue Service treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, a Fund will reconsider the appropriateness of continued investment in these securities.

Some of a Fund’s investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect the Fund’s performance.

Income Deposit Securities

A Fund may purchase income deposit securities (“IDSs”).  Each IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange.  Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield.  An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS).  When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities.  The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the  issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs.  Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer’s earnings and profits).  Such dividends would not likely qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

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Indexed Securities

Certain of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.  Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.  Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers.  Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency.  Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad.  At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Dollar Roll and Reverse Repurchase Transactions

Certain of the Funds may use dollar rolls and reverse repurchase agreements.  In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period.

In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. A Fund may also receive interest income similar to that received in the case of dollar rolls.

A Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision.

Whenever a Fund enters into a dollar roll or reverse repurchase agreement transaction, it will segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily with the Fund’s custodian. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Segregating assets may limit a Fund’s ability to pursue other investment opportunities.

Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements will involve leverage. However, since the acquired securities or repurchase agreements must satisfy a Fund’s credit quality requirements and mature on or before the settlement date for the related dollar roll or reverse repurchase agreement, and because the Fund will

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segregate assets as described above, RS Investments believes that these transactions do not present the risks associated with other types of leverage.

When-Issued or Delayed-Delivery Transactions

Certain of the Funds may enter into when-issued or delayed delivery transactions. In when-issued or delayed-delivery transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued or delayed-delivery securities until the delivery date,  they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Loan Participations

Certain of the Funds may also invest in loan participation interests, which are interests in loans made to corporate, governmental or other borrowers. These interests take the form of interests in, or assignments of loans, and are acquired from banks, insurance companies or other financial institutions that have either made the loans or participated in the loan syndicate. These interests, which may be of any credit quality, involve the risk of insolvency or default by the borrower. In addition, participation interests carry the risk of insolvency of the lender from which the interest was acquired.

Repurchase Agreements

A Fund may enter into repurchase agreements.  A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest).  It is the Trust’s present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality, short-term debt obligations.  Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase.  An Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest.  In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

U.S. Government Agency and Instrumentality Securities

U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law.  To the extent a Fund invests in U.S. government securities that are not backed by the full faith and credit of the U.S.  Treasury, such investments may

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involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Certificates of Deposit. Certificates of deposit are negotiable receipts issued by a bank or savings and loan association in exchange for the deposit of funds. A certificate of deposit earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit (“Euro CDs”) are U.S. dollar-denominated deposits in banks outside the U.S. Eurodollar deposits in foreign branches of U.S. banks are the legal equivalent of domestic deposits, but are not covered by FDIC insurance. Yankee certificates of deposit (“Yankee CDs”) are U.S. dollar-denominated deposits issued and payable by U.S. branches of foreign banks. Foreign securities (i.e., Euro CDs and Yankee CDs) may be affected by political, social and economic developments abroad. Foreign companies and foreign financial institutions may not be subject to accounting standards or governmental supervision comparable to their U.S. counterparts, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. Foreign countries may impose withholding taxes on interest income from investments in securities issued there, or may enact confiscatory taxation provisions targeted to certain investors. The time period for settling transactions in foreign securities may be longer than the time period permitted for the settlement of domestic securities transactions. In addition, the market prices for foreign securities are not determined at the same time of day as the net asset value for the Fund’s shares. It may be difficult to obtain and enforce judgments against foreign entities, and the expenses of litigation are likely to exceed those which would be incurred in the United States.

Commercial Paper. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers Acceptances.  Bankers acceptances generally arise from short-term credit arrangements designed to enable businesses to obtain funds in order to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Securities Lending

A Fund may lend its portfolio securities, provided:  (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Fund.  In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

Before a Fund enters into a loan, an Adviser considers all relevant facts and circumstances, including the creditworthiness of the borrower.  The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.  Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment.  A Fund will not lend portfolio securities to borrowers affiliated with the Fund.

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Short Sales

A Fund may engage in short sales if approved by the Board of Trustees with respect to such Fund.  Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.  The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out.  The Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  A Fund will generally realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale.  An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund.  There can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price.

In connection with short sales entered into by it, a Fund may be required to segregate or “earmark” in its records (or the records of its custodian) assets determined to be liquid in accordance with procedures established by the Board of Trustees.

Foreign Investments

Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments.  Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies.  Foreign brokerage commissions and other fees are generally higher than in the United States.  It may be more difficult to obtain and enforce a judgment against a foreign issuer.  Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.  Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.  The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those foreign countries.

In addition, to the extent that a Fund’s foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

Several foreign governments permit investments by non-residents only through participation in certain specifically organized investment companies. Subject to the provisions of the 1940 Act, certain of the Funds may invest in the shares of such other investment companies. In addition, a portion of the equity and convertible securities which may be acquired by certain Funds may be issued by foreign companies that, in each of their most recent fiscal years, derived more than 15% of their gross revenues from their activities as brokers, dealers, underwriters or investment advisers. The Funds received exemptive relief granted by the SEC to acquire such securities.

In addition, certain of the Funds may also invest a portion of its assets in unit trusts organized in the United Kingdom (which are analogous to United States mutual funds) and which invest in smaller foreign markets than those in which a Fund would ordinarily invest directly.

Developing Countries.  The considerations noted above for foreign investments generally are intensified for investments in developing countries.  These risks include (i) volatile social, political, and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading,

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which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; and (viii) the possibility that recent favorable economic developments in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries.

Foreign Currency Transactions

A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return.  A Fund may engage in both “transaction hedging” and “position hedging.”

There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities.  A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency.  By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging.  A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.  A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option.  A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option.  A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option.  A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.  A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of an Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase.  In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.  A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is

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made to sell the security or securities and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.  To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell.  They simply establish a rate of exchange that one can achieve at some future point in time.  Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country.  In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions.  Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract.  In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.  The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.  A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract.  Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects.  For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month.  Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts.  Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required.  A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract.  Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.  Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options.  Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time.  In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

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Foreign Currency Options.  Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges.  Such options will be purchased or written only when an Adviser believes that a liquid secondary market exists for such options.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.  Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable.  The interbank market in foreign currencies is a global, around-the-clock market.  To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion.  Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Other Investment Companies

A Fund may invest in securities of other open- or closed-end investment companies, including shares of open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges, to the extent that such investments are consistent with a Fund’s investment objective and policies and permissible under the 1940 Act.  In general, under the 1940 Act, investment companies such as the Funds may not (i) invest more than 10% of their total assets in securities of other investment companies, (ii) own more than 3% of the outstanding voting securities of any one investment company, or (iii) invest more than 5% of their total assets in the securities of any single investment company (the “Limitation”).  Pursuant to recent rules adopted by the SEC, the Funds may invest in shares issued by non-affiliated money market funds, as well as affiliated money market funds, in excess of the Limitation.

 A Fund may invest in other investment companies either during periods when they have large amounts of uninvested cash or when an Adviser believes share prices of other investment companies offer attractive values.  As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested.  Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies.  An Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other investment opportunities.  Shares of open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds.  ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the American Stock Exchange, and iShares are listed on the NYSE).  ETF shares traded in the secondary market may be purchased and sold at market prices in transactions on an exchange.  The market price may be higher or lower than the net asset value of the securities held by the ETF.  The sale price and redemption price of ETF shares obtained

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from the investment company or UIT issuing the securities is based on the values of the securities held by that investment company or UIT.

Precious Metals

The value of the investments of certain Funds may be affected by changes in the prices of gold and other precious metals.  Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries.  Because much of the world’s known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold.  For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers.

Master Limited Partnerships

Certain of the Funds may invest in master limited partnerships in oil, gas or mineral exploration or development programs, including pipelines. Among other things, the risks associated with investments in interests in oil, gas, or other mineral exploration or development programs include the risk of limited liquidity, so that the Fund could have difficulty selling such investments at an acceptable price when it wants to sell them, and the risk that the values of such investments may be more volatile than other investments.

Real Estate Investment Trusts

Certain of the Funds may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. Typically, a Fund will invest in publicly-traded REITs listed on national securities exchanges. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with direct ownership in real estate, including economic downturns that have an adverse effect on real estate markets. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are also subject to interest rate risks. By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

Zero-coupon Debt Securities and Payment-in-Kind Securities

Certain of the Funds may purchase zero-coupon debt securities and payment-in-kind securities (“PIKs”). The value of both zero-coupon bonds and PIK bonds may be more sensitive to fluctuations in interest rates than other bonds.

Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity.  Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.  As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.  When interest rates rise, the values of zero-coupon securities fall more rapidly than securities paying interest on a current basis, because the zero-coupon securities are locked into rates of reinvestment that become less attractive the farther rates rise.  The converse is true when interest rates fall.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately.  The principal or corpus is sold at a deep discount because the buyer receives only the

21

right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments.  Once stripped or separated, the corpus and coupons may be sold separately.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form.  Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments.  Even though zero-coupon securities do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders.  Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

Certain of the Funds also may purchase PIKs.  PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on zero coupon bonds and PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Municipal Lease/Purchase Agreements

Certain of the Funds may invest in Municipal Lease/Purchase Agreements which are similar to installment purchase contracts for property or equipment. These obligations typically are not fully backed by the issuing municipality’s credit and their interest may become taxable if the lease is assigned. If the governmental issuer does not appropriate sufficient funds for the following year’s lease payments, the lease will terminate, with the possibility of default on the lease obligation, which may result in loss to the Fund.

Variable Rate Demand Notes

Certain of the Funds may purchase tax-exempt floating and variable rate demand notes and bonds. Variable rate demand notes include master demand notes. Master demand notes are frequently secured by letters of credit or other credit supports, which are not expected to adversely affect the tax-exempt status of these obligations. Master demand notes are redeemable at face value, but there is no established secondary market for them. Accordingly, when these obligations are not secured, a Fund’s right to redeem depends on the borrower’s ability to pay principal and interest on demand. A Fund’s Adviser seeks to monitor the creditworthiness of the issuers of any floating and variable rate demand obligations in a Fund’s portfolio to attempt to minimize this risk. Master demand notes with a demand feature extending for more than seven days are treated as illiquid securities.

Stand-by Commitments

Certain of the Funds may acquire stand-by commitments from brokers, dealers or banks to facilitate its portfolio liquidity. Under a stand-by commitment, the obligor must repurchase, at the Fund’s option, specified securities held in the Fund’s portfolio at a specified price. Thus, stand-by commitments are comparable to put options. The exercise of a stand-by commitment is subject to the ability of the seller to make payment on demand. A Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security’s yield. Gains realized in connection with stand-by commitments will be taxable.

Tender Option Bonds

Certain of the Funds may invest in tender option bonds, which generally are long-term Municipal Obligations which are coupled with options to tender the underlying Municipal Obligations to third arty financial institutions at periodic intervals. Holders of tender option bonds pay periodic fees to the financial institution(s) that provide(s) the option(s). Such fees are typically equal to the difference between the Municipal Obligation’s fixed coupon rate and the rate at or near the commencement of the option period that would cause the securities, coupled with the tender option, to trade at par on the date that a remarketing or similar agent would make the relevant rate determinations. Thus, the holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons. Accordingly, a Fund’s Adviser will seek to monitor, on an ongoing basis, the creditworthiness of: (1) the issuers of

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Municipal Obligations which are coupled with tender options; (2) any custodian; and (3) the provider of the tender option.

A Fund will purchase tender option bonds only when it is satisfied that any custodial arrangements and the tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund.

Tobacco Settlement Revenue Bonds

Certain of the Funds may invest in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement entered into between 48 states and certain U.S. tobacco manufacturers, which together represent approximately 99% of the current combined market share of tobacco manufacturers (the “MSA”). The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as several other factors. The actual amount of future settlement payments, therefore, is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Ongoing legal challenges to the MSA, a decrease in tobacco consumption, market share loss by participating tobacco companies and bankruptcy could negatively impact the ability of the tobacco companies to make payments.

Yankee Securities

Certain of the Funds may invest in so-called Yankee securities.  These are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars.  Yankee securities trade and may be settled in U.S. markets.

Portfolio Turnover

Many of the Funds have experienced high rates of portfolio turnover in recent years.  These rates were generally the result of active trading strategies employed by the Funds’ portfolio managers in response to market conditions, and not reflective of a material change in investment strategy.

Temporary Defensive Strategies

At times, an Adviser may judge that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders.  At such times, an Adviser may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund’s assets.

In implementing these “defensive strategies,” a Fund may hold assets in cash and cash equivalents and in other investments an Adviser believes to be consistent with the Fund’s best interests.

If any such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

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THE FUNDS’ INVESTMENT LIMITATIONS

The Trust has adopted the following fundamental investment restrictions, which (except to the extent they are designated as nonfundamental as to any Fund) may not be changed without the affirmative vote of a majority of the outstanding voting securities of the affected Fund.

As fundamental investment restrictions, which may not be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund, a Fund may not:

1.               (The Information Age Fund®, RS Smaller Company Growth Fund, and RS Global Natural Resources Fund) issue any class of securities which is senior to the Fund’s shares of beneficial interest, except that each of the Funds may borrow money to the extent contemplated by Restriction 3 below;

(All Funds except The Information Age Fund®, RS Smaller Company Growth Fund, and RS Global Natural Resources Fund) issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law;

2.               (The Information Age Fund®, RS Smaller Company Growth Fund, and RS Global Natural Resources Fund) purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of transactions) (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.);

3.               (The Information Age Fund®, RS Smaller Company Growth Fund, and RS Global Natural Resources Fund) borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

(RS Emerging Growth Fund) borrow money, except to the extent permitted by applicable law;  and

(RS Growth Fund, RS MidCap Opportunities Fund, RS Value Fund, RS Partners Fund, RS Investors Fund, RS Core Equity Fund, and RS Small Cap Core Equity Fund) borrow money, except to the extent permitted by applicable law from time to time;

Note:  The Investment Company Act of 1940, as amended, currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

4.               act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

5.               (i) (as to 75% of each of The Information Age Fund’s®, RS MidCap Opportunities Fund’s, RS Smaller Company Growth Fund’s, RS Global Natural Resources Fund’s total assets and 50% of RS Partners Fund’s total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer;

(as to 75% of RS Emerging Growth Fund’s, RS Growth Fund’s, and RS Value Fund’s total assets) purchase any security (other than U.S. Government securities), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer;

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(as to 75% of RS Core Equity Fund’s and RS Small Cap Core Equity Fund’s total assets) purchase any security (other than U.S. Government securities or securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer; or

(ii) purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry, except that:

The Information Age Fund® will invest without limit in any one or more information technology industries; and

RS Global Natural Resources Fund will invest without limit in any one or more natural resources industries, as described in the Trust’s Prospectus at the time;

6.               (The Information Age Fund®, RS Smaller Company Growth Fund, and RS Global Natural Resources Fund) invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of RS Investments owns more than ½ of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than ½ of 1% own in the aggregate more than 5% of the outstanding securities of such issuer  (This policy is non-fundamental as to RS Smaller Company Growth Fund);

7.               make loans, except by purchase of debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. RS Core Equity Fund and RS Small Cap Core Equity Fund may make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission;

8.               (i) (RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund, RS MidCap Opportunities Fund, RS Smaller Company Fund, RS Value Fund, RS Partners Fund, RS Investors Fund, and RS Global Natural Resources Fund) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectus or this SAI at the time;

(ii) (RS Core Equity Fund and RS Small Cap Core Equity Fund) purchase commodities, except that a Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts); and

9.               purchase or sell real estate or interests in real estate, including real estate mortgage loans, although  (i) it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts, and (ii) RS Global Natural Resources Fund may invest in any issuers in the natural resources industries, as described in the Prospectus at the time. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

It is contrary to the current policy of each of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets, in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

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All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.  Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees.  As a matter of policy, the Trustees would not materially change a Fund’s investment objective without shareholder approval.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees.  Subject to the provisions of the Trust’s Agreement and Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibility, including the election and removal of the Trust’s officers.

The following table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and similar prior positions within the same company are omitted.  Unless otherwise indicated, the business address of the persons listed below is c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA  94111.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships++

Disinterested Trustees

Leonard B. Auerbach Age 60	Trustee; Chairman of the Board	Since May 2006	Chairman and CEO, L, B, A & C, Inc., a consulting firm; formerly, Managing Director and CEO, AIG CentreCapital Group, Inc., a financial services firm.	39	Director, Luminent Mortgage Capital, Inc.

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships++

Judson Bergman Age 50	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	39	None

Jerome S. Contro Age 50	Trustee	Since May 2006	Partner, Tango Group, a private investment firm.	39	Trustee, Janus Funds

John W. Glynn, Jr. Age 66	Trustee	Since May 2006	President, Glynn Capital Management, an investment management firm.	39	None

Anne M. Goggin Age 58	Trustee	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, Chief Counsel – Individual Business, Metropolitan Life Insurance Company, an insurance company; and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	39	None

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships++

Interested Trustees and Principal Officers

Dennis J. Manning * Age 60	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None

Terry R. Otton** Age 53	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006.	CEO and CFO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	39	None

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships++

James E. Klescewski Age: 51	Treasurer and Principal Financial and Accounting Officer	Since September 2006

CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly, CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.

				N/A	N/A

Benjamin L. Douglas Age 40	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships++

John J. Sanders, Jr. Age 61	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+ Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++ Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

* Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services, LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.

** Mr. Otton is an “interested person” under the 1940 Act by virtue of his position at RS Investments.

John P. Rohal, who served as a disinterested Trustee of the Trust from December 1, 2006, to March 6, 2007, serves as a consultant to the Board of Trustees.  His compensation is paid by RS Investments.

Committees of the Board of Trustees

The RS Board of Trustees has four standing committees – the Audit Committee; the Nominating Committee; the Brokerage, Distribution, and Pricing Committee; and the Legal and Regulatory Committee.  The purposes of the Audit Committee are: to oversee the accounting and financial reporting processes of the Trust and its series and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting, and independent audits; to approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and to act as liaison between the Trust’s independent registered public accounting firm and the full Board.  The members of the Audit Committee are Messrs. Glynn (chair), Auerbach, Bergman, and Contro.  The Audit Committee met five times during the fiscal year ending December 31, 2006.

The responsibility of the Nominating Committee is to supervise the nominations and elections of disinterested Trustees of the Trust.  The Nominating Committee is composed of Messrs. Auerbach, Bergman, Contro, Glynn and Ms. Goggin.  The Nominating Committee met five times during the fiscal year ending December 31, 2006.  The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  To submit properly a nominee recommendation for the Committee’s consideration, a shareholder must submit such

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recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.  The recommendation must be delivered to the Trust not less than 45 days nor more than 75 days prior to the date of the Nominating Committee meeting at which the candidate would be considered, and must include: (i) biographical information regarding the candidate, the series and number of shares of the Trust owned of record or beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust, and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.  In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

The purpose of the Brokerage, Distribution, and Pricing Committee is to assist the Board of Trustees in its review and oversight of the brokerage and distribution services provided to the Funds and of the valuation of the Funds’ portfolio investments. The duties of the Brokerage, Distribution, and Pricing Committee include reviewing information regarding the following: brokerage practices of the Advisers; the distribution-related services provided to the Funds and their shareholders; principal transactions effected by the Advisers on behalf of the Funds; the efficiency of an Adviser’s execution of transactions in a Fund’s portfolio securities in a specified period; compliance by the Funds and the Advisers with applicable law and relevant policies and procedures of the Funds relating to the purchase and sale of portfolio securities by the Funds; soft-dollar practices of the Advisers as they relate to the Funds; and compliance by the Advisers with applicable law and relevant policies and procedures of the Funds relating to the use of soft dollars. The Brokerage, Distribution, and Pricing Committee is composed of Messrs. Bergman (chair) and Contro.  The committee was formed effective December 31, 2006 and did not meet during the last fiscal year.

The purpose of the Legal and Regulatory Committee is to assist the Board of Trustees in its review and oversight of the Funds’ legal and regulatory compliance. The Legal and Regulatory Committee is composed of Ms. Goggin (chair) and Mr. Auerbach.  The committee was formed effective December 31, 2006 and did not meet during the last fiscal year.

Beneficial Ownership

The following table discloses the dollar range of equity securities beneficially owned by each Trustee in any Fund and, on an aggregate basis, in all of the funds in the Fund Complex as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Funds(1)	Aggregate Dollar Range of Equity Securities in All Funds in the Fund Complex(1)

Disinterested Trustees

Leonard B. Auerbach	RS Emerging Growth Fund > $100,000 RS Growth Fund > $100,000 RS MidCap Opportunities Fund $50,001-$100,000	> $100,000

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Name of Trustee	Dollar Range of Equity Securities in the Funds(1)	Aggregate Dollar Range of Equity Securities in All Funds in the Fund Complex(1)

RS Smaller Company Growth Fund $50,001-$100,000 RS Value Fund > $100,000 RS Partners Fund > $100,000 RS Investors Fund $10,001-$50,000

Judson Bergman(2)	RS Growth Fund $10,001-$50,000 RS Emerging Growth Fund $10,001-$50,000 RS Investors Fund $10,001-$50,000 RS Global Natural Resources Fund $10,001-$50,000	$50,001-$100,000

Jerome S. Contro

RS Emerging Growth Fund
$50,001-$100,000

RS MidCap Opportunities Fund
$10,001-$50,000

Smaller Company Growth Fund
$50,001-$100,000

RS Partners Fund
> $100,000

RS Investors Fund
$10,001-$50,000

RS Global Natural Resources Fund
$50,001-$100,000

> $100,000

John W. Glynn, Jr.	RS Smaller Company Growth Fund > $100,000 RS Global Natural Resources Fund > $100,000	> $100,000

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Name of Trustee	Dollar Range of Equity Securities in the Funds(1)	Aggregate Dollar Range of Equity Securities in All Funds in the Fund Complex(1)

Anne M. Goggin, Esq.(2)	RS Emerging Growth Fund $1,001-$10,000 RS Value Fund $1,001-$10,000 RS Partners Fund $1,001-$10,000 RS Global Natural Resources Fund $1,001-$10,000 RS Core Equity Fund $10,001-$50,000	$50,001-$100,000

Interested Trustees

Terry R. Otton(2), (3)	RS Emerging Growth Fund > $100,000 RS Partners Fund > $100,000 RS Investors Fund $10,001-$50,000 The Information Age Fund $50,001-$100,000	> $100,000

Dennis J. Manning(2), (3)	RS Core Equity Fund > $100,000 RS Small Cap Core Equity Fund $50,001-$100,000	> $100,000

(1)   Includes indirect notional interests of disinterested Trustees under the Trust’s deferred compensation plan.

(2)  Mr. Bergman was elected to the Board of Trustees on May 9, 2006.  Ms. Goggin and Mr. Manning were elected to the Board of Trustees on August 31, 2006.  Mr. Otton was elected to the Board of Trustees on December 1, 2006.

(3)  Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of GIS, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.  Mr. Otton is an “interested person” under the 1940 Act by virtue of his position at RS Investments.

As of December 31, 2006, none of the current disinterested Trustees or their immediate family members owned beneficially any class of security in RS Investments, GIS, the principal underwriter of the Funds, Guardian Baillie Gifford Limited (“GBG”), Baillie Gifford Overseas Limited (“BG Overseas”), or UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), or in any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with RS Investments, GIS, GBG, BG Overseas, or UBS Global AM.

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Compensation

Pursuant to the terms of the investment advisory agreement between the Trust, on behalf of each Fund and the other series of the Trust, and RS Investments (the “Advisory Agreement”), RS Investments pays all compensation of officers of the Trust as well as the fees and expenses of all Trustees of the Trust who are interested persons of the Trust (as defined in the 1940 Act).  Each Fund pays its allocable portion of independent Trustee fees and expenses based on each such Fund’s net asset value.  For Funds that have not yet completed a full year of operations, the amounts set forth in the table are the estimated amounts of each such Fund’s allocable portion of Trustee fees for the current fiscal year. Mr. Manning and Mr. Otton, as interested trustees, are not paid compensation by the Funds.

Compensation Table

For The Year Ended December 31, 2006

Name of Funds	Leonard B. Auerbach	Judson Bergman(1)	Jerome S. Contro	John W. Glynn, Jr.	Anne M. Goggin, Esq. (2)
RS Emerging Growth Fund	$20,317	$6,202	$12,002	$13,097	$1,728

RS Growth Fund	$4,584	$1,516	$2,838	$3,006	$445

The Information Age Fund®	$2,022	$641	$1,230	$1,313	$186

RS MidCap Opportunities Fund	$5,411	$1,935	$3,488	$3,609	$606

RS Smaller Company Growth Fund	$6,088	$2,208	$3,975	$4,077	$680

RS Value Fund	$36,373	$13,460	$24,182	$24,443	$4,292

RS Partners Fund	$51,781	$18,379	$33,207	$34,474	$5,673

RS Investors Fund	$1,330	$486	$909	$894	$140

RS Global Natural Resources Fund	$39,969	$14,576	$27,012	$26,964	$4,075

RS Core Equity Fund(3)	$8,238	$7,605	$7,288	$7,921	$7,605

RS Small Cap Core Equity Fund(3)	$1,707	$1,576	$1,510	$1,642	$1,576

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Name of Funds	Leonard B. Auerbach	Judson Bergman(1)	Jerome S. Contro	John W. Glynn, Jr.	Anne M. Goggin, Esq. (2)
Pension or Retirement Benefits Accrued as Part of Trust Expenses	—	—	—	—	—

Estimated Annual Benefits Upon Retirement	—	—	—	—	—

Total Cash Compensation From Fund Complex†	$229,099	$109,004	$159,350	$167,221	$65,341

(1) Elected to the Board of Trustees on May 9, 2006. For Funds that had completed a full year of operations as of December 31, 2006, reflects amounts actually received from such Funds from May 9, 2006 through December 31, 2006.

(2) Elected to the Board of Trustees on August 31, 2006.  For Funds that had completed a full year of operations as of December 31, 2006, reflects amounts actually received from such Funds from August 31, 2006 through December 31, 2006.

(3) Estimated payments for the fiscal year ending December 31, 2007.  As of December 31, 2006, the Fund had not completed a full fiscal year of operations.

† Includes estimated compensation anticipated to be received by the Trustees in the current fiscal year from series of the Trust that had not completed a full fiscal year of operations as of December 31, 2006.  Under a Deferred Compensation Plan (the “Plan”) adopted May 6, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan.  The disinterested Trustees have directed that all of their regular Trustee compensation be invested in the Funds as part of the Plan.  As of December 31, 2006, the total amount of deferred compensation payable to or accrued for each of the Trustees by the funds in the RS Investments Fund Complex was: Mr. Auerbach $458,783, Mr. Bergman $52,341, Mr. Contro $485,250, Mr. Glynn $455,339, and Ms. Goggin $25,720.

John P. Rohal served as an independent Trustee of the Trust from December 1, 2006 until March 6, 2007.  For the fiscal year ended December 31, 2006, Mr. Rohal received $4,389 from the Trust, which was paid pro rata by the Funds.  Mr. Rohal currently serves as a consultant to the Board of Trustees. His compensation is paid by RS Investments.

Codes of Ethics

The Trust, RS Investments, GIS, GBG, BG Overseas, and UBS Global AM have each adopted codes of ethics under rule 17j-1 of the Investment Company Act which permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

Control Persons and Principal Holders

As of the date of this SAI, the Funds have no Class Y shares outstanding.

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The Trust’s Agreement and Declaration of Trust and By-Laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.  The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

INVESTMENT ADVISORY AND OTHER SERVICES

RS Investments

RS Investments, a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111,  is the investment adviser of each of the Funds.  RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987.

GIS, an indirect wholly owned subsidiary of Guardian Life, owns a majority of the ownership interests in RS Investments.  No person other than GIS owns more than 25% of the ownership interests in RS Investments. Mr. Terry Otton, Chief Executive Officer of RS Investments, serves as the Trust’s President and Principal Executive Officer. Mr. Benjamin Douglas, General Counsel of RS Investments, serves as the Trust’s Chief Legal Officer, Secretary and Vice President.  Mr. James Klescewski, Chief Financial Officer of RS Investments, serves as the Trust’s Treasurer and Principal Financial and Accounting Officer. The Board of Directors of RS Investments consists of eight members, including a chairman who is the Chief Executive Officer of Guardian Life, three other members designated by GIS, two members of the management of RS Investments, and two members selected jointly by GIS and the management of RS Investments

Pursuant to the Advisory Agreement, RS Investments, at its expense, furnishes investment management services with respect to the assets of each Fund, consistent with the investment objective and policies of such Fund and subject to the supervision and direction of the Trust’s Board of Trustees, and (i) furnishes the Trust with investment advice, research, and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of its portfolio securities, (ii) furnishes the Trust and each Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects, and (iii) in general, superintends and manages the investments of each Fund, subject to the ultimate supervision and direction of the Board of Trustees.  In addition, the Advisory Agreement sets forth the role of RS Investments with respect to the selection and oversight of sub-advisers.

In addition, the Advisory Agreement states that RS Investments provides all administrative services needed for the management and operation of each Fund and furnishes such office space and personnel as are needed by the Fund. The services of RS Investments to the Funds are not deemed to be exclusive, and RS Investments may provide similar or different services to others, so long as its ability to render the services provided for in the Advisory Agreement will not be impaired thereby.

The Advisory Agreement provides that RS Investments shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations or duties, be subject to liability to the Trust or any Fund or the shareholders of any Fund for any act or omission in the course of, or connected with, its rendering services thereunder, or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

The Advisory Agreement provides that RS Investments may, at its option and expense with respect to a Fund, appoint a sub-adviser or sub-advisers.  The Advisory Agreement also states that unless the Board of Trustees specifies otherwise in connection with its approval of any such delegation or unless any agreement pursuant to which such delegation is effected specifies otherwise, (i) the obligation of RS Investments in respect of the activities of any such sub-adviser shall be to provide the Board of Trustees its recommendation as to the initial selection of the sub-adviser and as to the periodic renewal of the sub-advisory agreement, and to oversee generally the performance by such sub-adviser of its obligations to the Fund in question over time and to report to the Board of Trustees periodically as to its evaluation of the performance of such sub-adviser and as to the nature and scope of such

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general oversight, and (ii) assuming compliance by RS Investments with its obligation set out in clause (i) of this sentence in accordance with the standard of care set out in the Advisory Agreement, RS Investments shall not be responsible or have any liability for any investment decision or any other act or omission on the part of any sub-adviser, including without limitation any error or mistake of judgment on the part or the sub-adviser or failure by the sub-adviser to comply with any policies, procedures, guidelines, or objectives of any Fund, RS Investments, or the sub-adviser.

Guardian Investor Services LLC

GIS and RS Investments have entered into a written Sub-Administration and Accounting Services Agreement pursuant to which GIS provides administrative and accounting services to RS Core Equity Fund and Small Cap Core Equity Fund.

The Sub-Administration and Accounting Services Agreement will remain in effect with respect to each Fund for a period of two years, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust and (ii) a vote of the majority of the Trustees who are not parties to the Agreement or “interested persons” of RS Investments or GIS, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated with respect to a Fund at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of voting securities of such Fund, upon sixty (60) days written notice to GIS, and by GIS upon sixty (60) days written notice to the Trust.

With respect to its provision of administrative and accounting services, GIS shall not, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, be subject to liability for losses beyond its control.  In addition, GIS shall not be liable for (i) the validity or invalidity or authority or lack thereof of any instruction, notice, or other instrument which conforms to the applicable requirements of the agreement and which GIS reasonably believes to be genuine, or (ii) delays or errors or loss of data occurring by reason of circumstances beyond GIS ‘s control.

Management, Administrative, and Accounting Fees

Management Fees.  The Funds pay RS Investments fees as compensation for the services provided by it under the Advisory Agreement.  The amount of these management fees is accrued daily and payable monthly at fixed annual rates based on the average daily net assets of each Fund.

Recent Management Fees Paid by the Funds

	Management Fees(1)	Fee Waivers/Reimbursement Of Expenses(2)

RS Emerging Growth Fund
Year ended 12/31/06	$7,880,028	$(49,843)
Year ended 12/31/05	$10,222,197	$(3,396)
Year ended 12/31/04	$14,654,639	$(35,749)

RS Growth Fund
Year ended 12/31/06	$1,607,810	$(8,696)
Year ended 12/31/05	$1,645,384	$(548)
Year ended 12/31/04	$1,712,674	$(424,134)

The Information Age Fund®
Year ended 12/31/06	$858,008	$(4,632)
Year ended 12/31/05	$955,925	$(311)
Year ended 12/31/04	$1,700,204	$(4,825)

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	Management Fees(1)	Fee Waivers/Reimbursement Of Expenses(2)

RS MidCap Opportunities Fund
Year ended 12/31/06	$2,043,208	$(139,214)
Year ended 12/31/05	$1,620,408	$(101,802)
Year ended 12/31/04	$1,315,049	$(236,196)

RS Smaller Company Growth Fund
Year ended 12/31/06	$2,874,485	$(55,904)
Year ended 12/31/05	$2,124,786	$(21,996)
Year ended 12/31/04	$2,032,835	$(6,163)

RS Value Fund
Year ended 12/31/06	$15,059,983	$(86,762)
Year ended 12/31/05	$9,605,728	$(1,701)
Year ended 12/31/04	$3,170,553	$(515,920)

RS Partners Fund
Year ended 12/31/06	$23,561,586	$(745,900)
Year ended 12/31/05	$19,167,413	$(778,413)
Year ended 12/31/04	$12,121,725	$(2,187,124)

RS Investors Fund(3)
Year ended 12/31/06	$638,679	$(36,209)
Year ended 12/31/05	$42,245	—
Year ended 12/31/04	—	—

RS Global Natural Resources Fund
Year ended 12/31/06	$18,411,729	$(790,018)
Year ended 12/31/05	$11,197,669	$(781,504)
Year ended 12/31/04	$3,008,036	$(301,498)

RS Core Equity Fund(4)
Year ended 12/31/06	$892,347	$(89,612)
Year ended 12/31/05	—	—
Year ended 12/31/04	—	—

RS Small Cap Core Equity Fund(4)
Year ended 12/31/06	$306,671	$(83)
Year ended 12/31/05	—	—
Year ended 12/31/04	—	—

(1) After giving effect to any reimbursement or waiver by RS Investments.

(2) Includes amount of management fees reduced or reimbursed by RS Investments pursuant to expense limitations, plus the amount of any other expenses for which RS Investments reimbursed the Fund or which RS Investments bore on behalf of the Fund.

(3) RS Investors Fund commenced operations on November 15, 2005.

(4) The Fund commenced operations on October 9, 2006 as a successor to a series of The Park Avenue Portfolio.

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Management, Administrative, and Accounting Services.  RS Investments provides administrative services to each of the Funds pursuant to the Advisory Agreement with the Funds.  During the fiscal year ended December 31, 2006, the Trust, on behalf of RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Value Fund, RS Partners Fund, RS Investors Fund, and RS Global Natural Resources Fund, was party to a Sub-Administration and Accounting Services Agreement with PFPC, Inc., a subsidiary of PNC Bank Corp, pursuant to which PFPC performed a variety of accounting, bookkeeping, and other administrative services for the Funds.  For its services under the Agreement, PFPC had the right to receive fees from RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Value Fund, RS Partners Fund, RS Investors Fund, and RS Global Natural Resources Fund at the following annual rates:

Asset-Based Sub-Administration and Accounting Services Fee:

For each of RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Value Fund, RS Partners Fund, RS Investors Fund, or RS Global Natural Resources Fund with assets less than $50 million, 0.02% of such Fund’s average daily net assets.

For each of RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund,  RS Value Fund, RS Investors Fund, RS Partners Fund, or RS Global Natural Resources Fund with assets between $50 million and $75 million, 0.045% of such Fund’s average daily net assets.

For each of RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Value Fund, RS Partners Fund, RS Investors Fund, or RS Global Natural Resources Fund with assets in excess of $75 million:

0.07% of each Fund’s first $1,616,666,667 of average daily net assets;

0.04% of each Fund’s next $133,333,333 of average daily net assets; and

0.03% of each Fund’s average daily net assets in excess of $1.75 billion.

For Funds that commence operations after December 1, 1999, PFPC has agreed to waive 100% of its sub-administration and accounting service fees on the first $75 million in net assets of such Funds, excluding PFPC’s out-of-pocket expenses.

The table below states the total dollar amount in sub-administration and accounting service fees paid by certain Funds to PFPC for each of the last three years.

	2006		2005		2004
RS Emerging Growth Fund	$590,251		$762,995		$1,031,468

RS Growth Fund	$148,172		$151,334		$157,728

The Information Age Fund®	$65,103		$73,875		$125,024

RS MidCap Opportunities Fund	$186,617		$149,873		$116,557

RS Smaller Company Growth Fund	$211,513		$158,256		$149,060

RS Value Fund	$1,196,791		$798,917		$266,675

RS Partners Fund	$1,393,383		$1,265,810		$984,468

RS Investors Fund(1)	$34,152	(1)	$1,761	(1)	—

RS Global Natural Resources Fund	$1,241,004		$846,254		$238,153

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(1)          RS Investors Fund commenced operations on November 15, 2005.  Following a waiver by PFPC of a portion of its fees, the total net dollar amount in sub-administration and accounting services fees paid by RS Investors Fund to PFPC was $916 in 2005 and $6,046 in 2006.

For its services under the Sub-Administration and Accounting Services Agreement, GIS has the right to receive fees from RS Investments with respect to each Fund listed below at the following annual rates:

Fund	Annual Fee Rate

RS Core Equity Fund	0.052%
RS Small Cap Core Equity Fund	0.078%

Administrative Services.  Effective May 1, 2007, State Street Bank and Trust Company (“State Street”) will provide certain administrative services, including treasury, Blue Sky, and tax related services, to each of the Funds pursuant to an administration agreement between State Street and each of the Funds.  For its services under the agreement, State Street has the right to receive fees from the Funds based on a written fee schedule as may be agreed to from time to time between State Street and the Funds.

Notwithstanding the foregoing, the minimum annual amount payable to State Street will be $50,500 for each Fund.  State Street also has the right to receive fees from each Fund for Blue Sky services and reimbursement for certain out-of-pocket expenses. The administration agreement will remain in effect with respect to a Fund unless terminated by either State Street or the Fund on sixty (60) days’ prior written notice to the other party.

Expenses

Each Fund will pay all expenses related to its operation which are not borne by RS Investments, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid under the Funds’ 12b-1 Plan to GIS, 7 Hanover Square, New York, New York 10004 (the “Distributor”), the Trust’s distributor, fees paid to members of the Board of Trustees who are not interested persons of the Trust, SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars, or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.

Proxy Voting Policies

The Trust’s Board of Trustees has delegated the responsibility for voting proxies on behalf of the Funds to RS Investments, subject to the oversight of the Board of Trustees. A copy of the proxy voting policies and procedures to be followed by RS Investments on behalf of the Funds, including procedures to be used when a vote presents a conflict of interest, is attached hereto as Appendix B (“Proxy Voting Policies and Procedures”).  Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (1) without charge, upon request, by calling 1-800-766-FUND; or on RS Investments’ Web site at www.RSinvestments.com  and (2) on the SEC’s Web site at www.sec.gov.

Portfolio Managers

Compensation.  As described in the Prospectus, each Fund pays RS Investments a management fee based on a percentage of the Fund’s average daily net assets with respect to certain of the Funds. The portfolio managers are generally paid out of the resources, including the management fees paid by the Fund, of the Fund’s adviser, sub-

40

adviser or sub-sub-adviser, as applicable, and are not paid from any assets of the Funds or any other managed account.

A Fund’s portfolio managers often manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for insurance companies and other institutions. The simultaneous management of multiple portfolios potentially could give rise to conflicts of interest, as discussed herein.

RS Investments professionals and executives maintain a significant ownership stake in the firm. RS Investments has three separate investment advisory operating divisions, each with separate compensation and bonus structures. Each of the portfolio managers for a series of the Trust is part of the Core Equity Group, the Growth Group, or the Value Group.

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with Terry R. Otton, Chief Executive Officer of RS Investments, the leaders of each Group (Andrew P. Pilara, Jr. for Value, James L. Callinan, John L. Wallace, and William J. Wolfenden III for Growth, Manind Govil for Core Equity), determine all salaries and bonuses for their respective Groups for the Funds for each fiscal year end.  Salaries are based on industry standards, as described above.

Bonuses within the Growth and Core Equity Groups are based on a number of factors, including (1) pre-tax investment performance for each account (including the Funds) managed by a portfolio manager compared to a relevant peer group over one- and three-year periods, with an emphasis on the most recent one-year period, and (2) experience.

Bonuses within the Value Group are based on a number of factors, including (1) pre-tax investment performance for each account (including the Funds) managed by a portfolio manager compared to a relevant peer group over a rolling three-year period, with particular focus on account performance during periods of losses in the general market, (2) investment judgment, and (3) analytical process.

Assets under management do not directly affect any individual’s salary or bonus, although the amount of each Group’s assets under management affect the fee revenue attributable to that Group, which in turn affect the maximum amount of money available for that Group’s aggregate salaries and bonuses.

Certain portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits, in addition to Group profits.

Ownership of Fund Shares.  The following table shows the dollar range of equity securities of each Fund beneficially owned as of December 31, 2006, by the Fund’s current portfolio managers:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund

Stephen J. Bishop(1)	The Information Age Fund® RS Emerging Growth Fund	$500,001-$1,000,000 $100,001-$500,000

James L. Callinan	RS Emerging Growth Fund	over $1,000,000

Melissa Chadwick-Dunn(1)	RS Emerging Growth Fund	$100,001-$500,000

MacKenzie B. Davis	RS Global Natural Resources Fund RS Investors Fund RS Partners Fund RS Value Fund	$100,001-$500,000 $100,001-$500,000 $100,001-$500,000 $100,001-$500,000

Manind V. Govil	RS Core Equity Fund	$500,001-$1,000,000

David J. Kelley	RS Partners Fund	over $1,000,000

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Name of Portfolio Manager	Dollar Range of Equity Securities in Fund

	RS Value Fund RS Investors Fund	over $1,000,000 over $1,000,000

Andrew P. Pilara, Jr.	RS Global Natural Resources Fund RS Investors Fund RS Partners Fund RS Value Fund	over $1,000,000 over $1,000,000 over $1,000,000 over $1,000,000

John H. Seabern(2)	RS Growth Fund RS MidCap Opportunities Fund	None None

Kenneth L. Settles, Jr.(3)	RS Global Natural Resources Fund	None

Allison K. Thacker(1)	The Information Age Fund® RS Emerging Growth Fund	$100,001-$500,000 $100,001-$500,000

D. Scott Tracy(1)	RS Emerging Growth Fund RS Smaller Company Growth Fund	$10,001-$50,000 $100,001-$500,000

John L. Wallace	RS Growth Fund RS MidCap Opportunities Fund	over $1,000,000 over $1,000,000

Joseph A. Wolf	RS Partners Fund RS Value Fund RS Investors Fund	over $1,000,000 over $1,000,000 over $1,000,000

William J. Wolfenden III	RS Smaller Company Growth Fund	over $1,000,000

Matthew P. Ziehl	RS Small Cap Core Equity Fund	$100,001-$500,000

(1) Provided as of January 31, 2007.  Effective January 19, 2007, Mr. Bishop, Ms. Chadwick-Dunn, and Ms. Thacker are co-portfolio managers of RS Emerging Growth Fund and Mr. Tracy is a co-portfolio manager of RS Emerging Growth Fund and RS Smaller Company Growth Fund.

(2) Effective May 1, 2007, Mr. Seabern is a co-portfolio manager of RS Growth Fund and RS MidCap Opportunities Fund.

(3) Effective May 1, 2007, Mr. Settles is a co-portfolio manager of RS Global Natural Resources Fund.

Other Accounts.  Each Fund’s portfolio manager or portfolio managers are responsible (either individually or jointly) for the day-to-day management of certain other accounts (including other series of RS Investment Trust and series of RS Variable Products Trust).  Unless otherwise indicated, none of the other accounts for which the portfolio managers listed below are responsible have performance-based fees.  The following table sets forth the number of other accounts managed by the portfolio managers of the Funds and the total assets of such accounts as of December 31, 2006:

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
		(in Thousands)		(in Thousands)		(in Thousands)

Stephen J. Bishop†	3	$871,856	0	$0	8	$241,634

James L. Callinan	2	$772,097	2	$111,556	7	$244,317

Melissa Chadwick-Dunn†	1	$727,788	0	$0	7	$222,547

MacKenzie B. Davis	5	$6,237,010	0	$0	39	$1,458,695

Manind Govil	2	$1,895,354	0	$0	2	$312,802

David J. Kelley	4	$4,626,357	0	$0	37	$1,448,345

Andrew P. Pilara, Jr.	5	$6,237,010	0	$0	39	$1,547,956

John H. Seabern†	1	$209,569	0	$0	1	$10,732

Kenneth L. Settles, Jr.†	0	$0	0	$0	0	$0

Allison K. Thacker†	3	$871,856	0	$0	8	$228,804

D. Scott Tracy†	11	$1,522,791	0	$0	9	$269,677

John L. Wallace	3	$546,509	2	$5,808	1	$35,714

Joseph A. Wolf	4	$4,626,357	0	$0	37	$1,449,832

William J. Wolfenden III	10	$805,852	0	$0	3	$56,582

Matthew Ziehl	2	$410,714	0	$0	2	$20,521

†                  Provided as of January 31, 2007. Effective January 19, 2007, Mr. Bishop, Ms. Chadwick-Dunn, and Ms. Thacker are co-portfolio managers of RS Emerging Growth Fund and Mr. Tracy is a co-portfolio manager of RS Emerging Growth Fund and RS Smaller Company Growth Fund. Effective May 1, 2007, Mr. Settles is a co-portfolio manager of RS Global Natural Resources Fund, and Mr. Seabern is a co-portfolio manager of RS Growth Fund and RS MidCap Opportunities Fund.

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Conflicts of Interest.

Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategies of the other accounts and potential conflicts in the allocation of investment opportunities between the Fund and such other accounts.  In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security.  For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account.  RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of its clients.  RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investments’ policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts.  It is RS Investments’ policy that, when the amount of securities of a particular issuer available to RS Investments’ client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the IPO, RS Investments generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day.  It is also RS Investments’ policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investments’ reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts.  Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold.  In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction.  As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment decisions for the Funds and for the other investment advisory clients of RS Investments and its affiliates are made with a view to achieving their respective investment objectives.  Investment decisions are the product of many factors in addition to basic suitability for the particular client involved.  Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.  Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security.  In some instances, one client may sell a particular security to another client.  It also sometimes happens that two or more clients purchase or sell the same security at approximately the same time, in which event the day’s transactions in such security may be, insofar as RS Investments deems appropriate, averaged as to price and allocated between such clients in a manner which in RS Investments’ opinion is equitable to each and in accordance with the amount being purchased or sold by each.  There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.  RS Investments employ a professional staff of portfolio managers who draw upon a variety of resources for research information for the Funds.

Transactions on U.S. stock exchanges and NASDAQ, commodities markets, and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions.  Such commissions vary among different brokers.  A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.  Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States.  In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive brokerage and research services (as defined in the Exchange Act), from broker-dealers that execute portfolio transactions for the clients of such advisors and from third parties with which such broker-dealers have arrangements.  Consistent with this practice, RS Investments may

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receive research and brokerage services and other similar services from many broker-dealers with which it places a Fund’s portfolio transactions and from third parties with which these broker-dealers have arrangements.  These services may include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, pricing services, quotation services, and news services.  Where the services referred to above are not used exclusively by RS Investments for research purposes, RS Investments, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use.  Some of these services may be of value to RS Investments and its affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds.  The management fee paid by a Fund is not reduced because RS Investments or its affiliates receive these services even though RS Investments might otherwise be required to purchase some of these services for cash.

RS Investments places all orders for the purchase and sale of portfolio investments for the Funds and buys and sells investments for the Funds through a substantial number of brokers and dealers.  RS Investments seeks the best overall terms available for the Funds, except to the extent RS Investments may be permitted to pay higher brokerage commissions as described below.  In selecting broker-dealers and evaluating the overall reasonableness of brokerage commissions, RS Investments, having in mind a Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices, and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the Exchange Act, RS Investments may cause a Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in the Exchange Act) to RS Investments an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction.  RS Investments’ authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

RS Investments may sometimes instruct a broker through whom it executes a securities transaction to “give up” a portion of the transaction for settlement to another broker that provides research services to RS Investments consistent with the preceding policies.  In such a case, the broker to whom the transaction is given up may receive the entire commission payable on the portion of the transaction given up to it.

It is the Trust’s policy that the Funds may not use brokerage to compensate a broker for the sale or promotion of Fund shares.  Certain broker-dealers or their affiliates with whom a Fund places transactions may also sell shares of the Funds.  In an attempt to limit any conflict of interest this may create (for example, effecting portfolio transactions for a Fund with certain broker-dealers or their affiliates in order to induce them to sell shares of the Fund), the Trust has adopted policies and procedures that prohibit the use of brokerage to compensate a broker for the sale or promotion of Fund shares.

The following table provides the dollar amount of brokerage commissions paid by the Funds for the periods indicated.  Changes in the amounts of brokerage commissions from year to year are generally the result of active trading strategies employed by the Funds’ portfolio managers in response to market conditions, and are not reflective of a material change in investment strategy.

	Fiscal Year/Period Ended 12/31/06	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/04

RS Emerging Growth Fund	$3,465,758	$3,882,550	$9,730,351

RS Growth Fund	$832,001	$859,299	$1,197,825

The Information Age Fund®	$601,868	$625,157	$1,526,913

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	Fiscal Year/Period Ended 12/31/06	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/04

RS MidCap Opportunities Fund	$1,529,788	$1,247,616	$1,142,581

RS Smaller Company Growth Fund	$1,482,177	$1,018,874	$1,785,955

RS Value Fund	$3,037,589	$3,505,149	$2,098,430

RS Partners Fund	$3,751,680	$5,577,487	$7,209,282

RS Investors Fund(1)	$199,614	$47,734	—

RS Global Natural Resources Fund	$2,719,141	$2,999,667	$2,205,316

RS Core Equity Fund(2)	$345,318	—	—

RS Small Cap Core Equity Fund(2)	$116,119	—	—

(1) RS Investors Fund commenced operations on November 15, 2005.

(2) The Fund commenced operations on October 9, 2006 as a successor to a series of The Park Avenue Portfolio.
Of the amounts shown in the preceding table for the fiscal year ended December 31, 2006, the following table provides the amounts of such brokerage commissions paid by the Funds to brokers who provided research services or other services to RS Investments and the total dollar amounts of the transactions pursuant to which such brokerage commissions were paid.

Fund	Brokerage Commissions Paid	Total Dollar Amount of Such Transactions

RS Emerging Growth Fund	$2,974,320	$1,714,103,387
RS Growth Fund	$766,481	$583,552,713
The Information Age Fund®	$536,551	$222,109,184
RS MidCap Opportunities Fund	$1,407,265	$903,428,090
RS Smaller Company Growth Fund	$1,232,270	$645,719,988
RS Value Fund	$2,429,079	$1,684,408,881
RS Partners Fund	$2,855,665	$1,693,141,682
RS Investors Fund	$160,400	$103,341,105
RS Global Natural Resources Fund	$2,149,988	$1,607,985,300
RS Core Equity Fund(1)	$330,652	$301,743,915
RS Small Cap Core Equity Fund(1)	$92,514	$57,990,299

(1) The Fund commenced operations on October 9, 2006 as a successor to a series of The Park Avenue Portfolio.

The following table provides, for the fiscal year ended December 31, 2006, (i) the aggregate dollar amount of brokerage commissions paid by certain Funds to Thomas Weisel Partners Group, Inc. (“Thomas Weisel”) (of which Michael G. McCaffery, a member of the board of directors of RS Investments, became a Director in February

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2006), (ii) the percentage of each Fund’s aggregate brokerage commissions paid to Thomas Weisel, and (iii) the percentage of each Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions effected through Thomas Weisel.

Fund(1)	Brokerage Commissions Paid to Thomas Weisel	Percentage of Aggregate Brokerage Commissions Paid to Thomas Weisel	Percentage of Aggregate Transactions effected through Thomas Weisel
RS Emerging Growth Fund	$83,682	2.41%	1.76%
RS Growth Fund	$11,091	1.33%	1.52%
The Information Age Fund®	$4,199	0.70%	1.08%
RS MidCap Opportunities Fund	$31,275	2.04%	2.24%
RS Smaller Company Growth Fund	$2,140	0.14%	0.24%
RS Value Fund	$12,470	0.41%	0.46%
RS Partners Fund	$34,393	0.92%	0.75%
RS Investors Fund	$2,677	1.34%	1.51%
RS Global Natural Resources Fund	$5,616	0.21%	0.56%
RS Small Cap Core Equity Fund(1)	$2,584	2.23%	1.88%

(1)                                  The Fund commenced operations on October 9, 2006 as a successor to a series of The Park Avenue Portfolio.

The following table shows the names of the Funds’ regular brokers or dealers held by the Funds during fiscal year 2006 and the values of those securities at December 31, 2006:

Fund	Broker or Dealer	Value at December 31, 2006

RS Growth Fund	Goldman Sachs & Co.	$3,030,120
RS Growth Fund	Merrill Lynch & Co., Inc.	$2,327,500
RS Growth Fund	Citigroup, Inc.	$2,924,250
RS Value Fund	Merrill Lynch & Co., Inc.	$42,691,005
RS MidCap Opportunities Fund	E*Trade Financial Corp.	$2,822,678
RS Core Equity Fund(1)	Goldman Sachs & Co.	$31,414,320
RS Core Equity Fund(1)	J.P. Morgan Chase & Co.	$22,705,965

(1)                                  The Fund commenced operations on October 9, 2006 as a successor to a series of The Park Avenue Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have established a policy governing the disclosure of a Fund’s portfolio holdings which is designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings.  The Funds’ Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy.  Exceptions to this policy may be authorized by the Trust’s Chief Compliance Officer, or where appropriate, a member of RS Investments’ senior management (each, an “Authorized Person”).

Registered investment companies that are sub-advised by RS Investments may be subject to different portfolio holdings disclosure policies, and neither RS Investments nor the Board of Trustees of the Funds exercises control over such policies.  In addition, separate account clients of RS Investments have access to their portfolio

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holdings and are not subject to the Funds’ portfolio holdings disclosure policies.  Some of the funds that are sub-advised by RS Investments and some of the separate accounts managed by RS Investments have substantially similar or identical investment objectives and strategies, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, to those of certain Funds.

Neither RS Investments nor the Funds will receive any compensation or other consideration in connection with disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings.  In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on RS Investments’ Web site in such scope and form and with such frequency as RS Investments may reasonably determine.  The Prospectus describes, to the extent applicable, the type of information that is disclosed on RS Investments’ Web site, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

A Fund’s portfolio holdings are considered to be publicly disclosed on the earliest of:  (a) the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site); or (c) at such additional times and on such additional bases as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings.  A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available.  Disclosure of non-public portfolio holdings to third parties may only be made if an executive officer of the Trust, such as the Trust’s Chief Compliance Officer, determines that such disclosure is in the best interests of the Fund’s shareholders.  In addition, the third party receiving the non-public portfolio holdings will be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information.  The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including RS Investments and its affiliates and the Funds’ custodian, sub-administration and accounting services provider, independent registered public accounting firm, and proxy voting service provider.

To the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund’s shareholders, on the one hand, and RS Investments or an affiliated person of RS Investments or the Fund, on the other, the Authorized Person must inform the Trust’s Chief Compliance Officer of such potential conflict, and the Trust’s Chief Compliance Officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances.

Ongoing Arrangements To Make Portfolio Holdings Available. With authorization from an Authorized Person, Fund Representatives disclose Fund portfolio holdings to the following recipients on an on-going basis: State Street Bank and Trust Company, PFPC Trust Company, PFPC, PricewaterhouseCoopers LLP, and Institutional Shareholder Services, Inc.  Each recipient, except the Funds’ independent registered public accounting firm, receives the portfolio holdings information on a daily basis.  The Funds’ independent registered public accounting firm receives the information when requested in connection with its services to the Funds.

DISTRIBUTION OF SHARES; DISTRIBUTION PLAN

GIS, 7 Hanover Square, New York, NY 10004, is the principal underwriter of the Funds’ shares.  The Trust has entered into a distribution agreement with GIS (the “Distribution Agreement”), which, together with a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), governs the sale and distribution of Fund shares and payment of compensation to GIS.  Shares are offered continuously; however, the Trust reserves the right to cease the offer of any Fund’s shares at any time, subject to applicable laws, rules and regulations.

The Distribution Agreement will remain in full force and effect from year to year with respect to the Funds so long as its continuance is approved at least annually by (i) the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds and (ii) the vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party. It will terminate upon

48

assignment and may be terminated with respect to a Fund at any time by either party on not less than 30 nor more than 60 days’ written notice. The agreement also provides that the Trust shall indemnify GIS and its officers, directors and agents with respect to certain liabilities.

Shares of each Fund may be purchased through Guardian Life agents who are registered representatives and licensed by GIS to sell Fund shares, and through registered representatives of selected broker-dealers which are members of the National Association of Securities Dealers, Inc. and which have entered into selling agreements with GIS. GIS may reallow up to 100% of any sales load on shares sold by dealers with whom it has sales agreements. Broker-dealers with which GIS has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of Fund shares, GIS will be entitled to receive any contingent deferred sales loads applicable to the redemption of shares of the Funds and any front-end sales loads applicable to the sale of shares of the Funds.  GIS is also entitled to receive payments under the 12b-1 Plan.   GIS’s expenses may include, but are not limited to, costs of advertising and promoting the sale of shares of the Funds and, as discussed below, payments to financial intermediaries.  They may also include GIS’s overhead expenses attributable to the distribution of the Funds’ shares, which may include, for example, expenses for office space, communications, and salaries of GIS’s personnel, and any other of GIS’s expenses attributable to the distribution of the Funds’ shares.

The 12b-1 Plan is a compensation plan. Under the 12b-1 Plan, the Funds pay GIS compensation, accrued daily and paid monthly at the following rates: each Fund that issues Class A shares is authorized to pay a monthly distribution and service fee at an annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; each Fund that issues Class B shares is authorized to pay a monthly distribution fee at an annual rate of 0.75% and a monthly service fee at an annual rate of 0.25% of the average daily net assets of the Fund’s Class B shares; each Fund that issues Class C shares is authorized to pay a monthly distribution fee at an annual rate of 0.75% and a monthly service fee at an annual rate of 0.25% of the average daily net assets of its Class C shares; and each Fund that issues Class K shares is authorized to pay a monthly distribution fee at an annual rate of 0.40% and a monthly service fee at an annual rate of 0.25% of the average daily net assets of its Class K shares.

The 12b-1 Plan may benefit the Funds by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Funds. Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the 12b-1 Plan.

GIS may from time to time determine that certain distribution or promotional expenses incurred by it relate to the Funds.  However, GIS generally considers that many distribution and promotional expenses are incurred in respect of all of the RS Funds, and any part of the Rule 12b-1 fees paid by a Fund may be considered to compensate GIS (or, indirectly, RS Investments) for those expenses. For this purpose, GIS may estimate the expenses incurred in respect of a Fund based on the Fund’s relative net asset value and/or using any other methodology it considers appropriate (which may not be based on the Fund’s relative sizes).  Differences in the method of such allocation do not affect the amount of Rule 12b-1 fees paid by a Fund, but only the amount of such expenses considered to have been reimbursed out of the Fund’s Rule 12b-1 fees.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of Fund shares and the servicing of shareholder accounts, including payment of salaries and expenses for employees whose activities include the promotion of Fund shares and/or the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Fund pursuant to the 12b-1 Plan any amounts payable in respect of expenses incurred by RS Investments, GIS or third parties, in respect of the marketing, distribution or promotion of the Fund or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the 12b-1 Plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated on a pari passu basis between RS Investments and GIS.

In addition to payments under the 12b-1 Plan, certain of the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance  services. The amount of the

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reimbursement (the “GIS Services Reimbursement”) is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

During some periods, fees paid under the 12b-1 Plan may be insufficient to pay GIS and RS Investments fully for their promotional expenses. In such cases, GIS and RS Investments will be paid to the extent of any excess of amounts received under the 12b-1 Plan in future periods. Such payment will, first, be paid to GIS and RS Investments on a pari passu basis, and then to RS Investments.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name.  Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by GIS to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds.  The amount of continuing compensation paid by GIS to different financial intermediaries for distribution and/or shareholder services varies.  In most cases, the compensation is paid at an annual rate from 0.10% to 0.35% of the value of the financial intermediary’s clients’ investments in the Funds.  In some cases, the compensation may be paid at higher annual rates of up to 0.50% of an intermediary’s clients’ assets in the Funds; this additional amount may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

GIS and its affiliates, at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts.  Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events.  In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by GIS and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Because the Funds pay distribution, service and other fees for the sale of their shares and for services provided to shareholders out of the Funds’ assets on an ongoing basis, over time those fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales loads.

A Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

The following table shows amounts paid or payable by the Trust to GIS under the Funds’ 12b-1 Plan and GIS Service Reimbursements during the period from October 9, 2006 to December 31, 2006.

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Fund	Payments Under the Funds’ 12b-1 Plan	GIS Services Reimbursements
RS Emerging Growth Fund	$474,619	$106,569
RS Growth Fund	$122,808	$13,623
The Information Age Fund®	$52,971	$11,099
RS MidCap Opportunities Fund	$170,176	$3,117
RS Smaller Company Growth Fund	$188,719	$9,617
RS Value Fund	$1,218,041	$281,376
RS Partners Fund	$1,584,853	$425,582
RS Investors Fund	$39,409	$7,370
RS Global Natural Resources Fund	$1,064,771	$342,626
RS Core Equity Fund	$635,871	—
RS Small Cap Core Equity Fund	$163,229	—

The following table shows sales loads paid to GIS during the period from October 9, 2006 to December 31, 2006:

Fund	Sales Load on Purchases(1)	Contingent Deferred Sales Loads
RS Emerging Growth Fund	$7,966	—
RS Growth Fund	$9,116	—
The Information Age Fund®	$6,769	—
RS MidCap Opportunities Fund	$11,143	—
RS Smaller Company Growth Fund	$2,666	—
RS Value Fund	$140,356	—
RS Partners Fund	$14,705	—
RS Investors Fund	$13,879	—
RS Global Natural Resources Fund	$117,863	—
RS Core Equity Fund	$51,521	$6,561
RS Small Cap Core Equity Fund	$8,979	$1,979

(1)                                  A portion of the sales loads paid to GIS upon purchases of Class A shares is reallowed by GIS to dealers.

No other commissions and compensation were paid by the Funds to GIS during the period from October 9, 2006 to December 31, 2006.

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Payments to RS Investments

The following table shows amounts that have been paid or are payable to RS Investments from amounts received by GIS under the 12b-1 Plan or as GIS Service Reimbursements, for the period from October 9, 2006, to December 31, 2006, if any.

Fund	Period from 10/9/06 – 12/31/06
RS Emerging Growth Fund	$84,325
RS Growth Fund	$56,525
The Information Age Fund	$9,417
RS MidCap Opportunities Fund	$19,305
RS Smaller Company Growth Fund	$0
RS Value Fund	$0
RS Partners Fund	$0
RS Investors Fund	$4,830
RS Global Natural Resources Fund	$20,300

Prior Distributor.  Prior to October 9, 2006, PFPC Distributors served as the principal underwriter of the shares of RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Value Fund, RS Partners Fund, RS Investors Fund, and RS Global Natural Resources Fund (the “Legacy RS Funds”). To compensate PFPC Distributors for the services it provided and for the expenses it bore in connection with the distribution of Fund shares, each Legacy RS Fund made payments to PFPC Distributors under the 12b-1 Plan.   Such expenses included costs of advertising and promoting the sale of shares of the Legacy RS Funds and, as discussed below, payments to financial intermediaries.  They also included PFPC Distributors’ overhead expenses attributable to the distribution of the Legacy RS Funds’ shares, which included, for example, expenses for office space, communications, and salaries of PFPC Distributors’ personnel, and any other of PFPC Distributors’ expenses attributable to the distribution of the Legacy RS Funds’ shares.  Under the 12b-1 Plan, each of the Legacy RS Funds paid PFPC Distributors compensation, accrued daily and paid monthly, at the annual rate of 0.25% of the Fund’s average daily net assets.

During the period in which PFPC Distributors served as the Legacy RS Funds’ principal underwriter, RS Investments performed certain services and incurred certain expenses with respect to the promotion of Fund shares and servicing of shareholder accounts, including payment of salaries and expenses for employees whose activities include the promotion of Fund shares.  PFPC Distributors reimbursed RS Investments for promotion expenses incurred by it in any period in respect of the Legacy RS Funds.  Such reimbursements were made out of fees paid to PFPC Distributors by the Legacy RS Funds under the 12b-1 Plan, as described above, after PFPC Distributors had first been paid its own compensation and been reimbursed for its own expenses (including amounts paid by PFPC Distributors to financial intermediaries for distribution services) out of amounts paid under the 12b-1 Plan.  During some periods, fees paid under the 12b-1 Plan, less PFPC Distributors’ compensation and expenses, were insufficient to reimburse RS Investments fully for its promotional expenses.  In such cases, PFPC Distributors would reimburse RS Investments to the extent of the available fees paid under the 12b-1 Plan and would pay the balance of such reimbursements as PFPC Distributors received fees under the Plan in future periods.

RS Investments from time to time determined that certain distribution or promotional expenses incurred by the Distributor or by it related to specific Legacy RS Funds.  However, RS Investments generally considered that many distribution and promotional expenses are incurred in respect of all of the Legacy RS Funds, and any part of the Rule 12b-1 fees paid by any Fund may have been considered to compensate the Distributor (or, indirectly, RS Investments) for those expenses.  For this purpose, RS Investments estimated the expenses incurred in respect of the various Legacy RS Funds based on the Funds’ relative net asset values and/or using any other methodology it considered appropriate (which may not be based on the Funds’ relative sizes).  Differences in the method of such allocation did not affect the amount of Rule 12b-1 fees paid by a Legacy RS Fund, but only the amount of such expenses considered to have been reimbursed out of the various Funds’ Rule 12b-1 fees.

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In addition to payments under the 12b-1 Plan, the Legacy RS Funds reimbursed PFPC Distributors for payments PFPC Distributors made to financial intermediaries that provided certain administrative and account maintenance  services. The amount of the reimbursement (the “PFPC Services Reimbursement”) was calculated in a manner approved by the Trustees and was reviewed by the Trustees periodically.

The compensation paid by PFPC Distributors to a financial intermediary was typically paid continually over time, during the period when the intermediary’s clients held investments in the Legacy RS Funds.  The amount of continuing compensation paid by PFPC Distributors to different financial intermediaries for distribution and/or shareholder services varies.  In most cases, the compensation was paid at an annual rate of 0.25% of the value of the financial intermediary’s clients’ investments in the Legacy RS Funds.  In some cases, the compensation may have been paid at higher annual rates of up to 0.50% of an intermediary’s clients’ assets in the Legacy RS Funds.

RS Investments or PFPC Distributors, at their own expense and out of their own assets, provided other compensation to financial intermediaries in connection with sales of the Legacy RS Funds’ shares or the servicing of shareholders or shareholder accounts.  Such compensation included, but was not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events.  In some instances, this compensation was made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers could not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

The following table shows amounts paid for the fiscal years ended December 31, 2004 and 2005 and for the period from January 1, 2006 to October 9, 2006 by the Trust to PFPC Distributors under the Legacy RS Funds’ 12b-1 Plan and PFPC Service Reimbursements.

	Payments Under the Legacy RS Funds’ 12b-1 Plan	PFPC Services Reimbursements
RS Emerging Growth Fund
Period ended 10/9/06	$1,599,073	$106,569
Year ended 12/31/05	$2,690,052	$1,078,415
Year ended 12/31/04	$3,675,556	$2,052,075

RS Growth Fund
Period ended 10/9/06	$379,634	$59,899
Year ended 12/31/05	$514,183	$131,317
Year ended 12/31/04	$540,353	$142,292

The Information Age Fund®
Period ended 10/9/06	$161,531	$43,860
Year ended 12/31/05	$238,981	$77,611
Year ended 12/31/04	$425,051	$181,120

RS MidCap Opportunities Fund
Period ended 10/9/06	$468,327	$48,602
Year ended 12/31/05	$506,377	$132,461
Year ended 12/31/04	$391,925	$118,718

RS Smaller Company Growth Fund
Period ended 10/9/06	$537,163	$73,005
Year ended 12/31/05	$536,562	$159,345
Year ended 12/31/04	$508,564	$212,856

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	Payments Under the Legacy RS Funds’ 12b-1 Plan	PFPC Services Reimbursements
RS Value Fund
Period ended 10/9/06	$3,211,366	$900,558
Year ended 12/31/05	$2,825,214	$1,062,828
Year ended 12/31/04	$934,456	$342,492

RS Partners Fund
Period ended 10/9/06	$4,471,484	$1,266,756
Year ended 12/31/05	$4,985,169	$1,631,306
Year ended 12/31/04	$3,570,700	$1,972,575

RS Investors Fund(1)
Period ended 10/9/06	$120,261	$33,815
Year ended 12/31/05	$10,561	$6,015
Year ended 12/31/04	—	—

RS Global Natural Resources Fund
Period ended 10/9/06	$3,712,917	$1,003,343
Year ended 12/31/05	$2,994,383	$1,182,358
Year ended 12/31/04	$826,129	$374,302

(1) RS Investors Fund commenced operations on November 15, 2005.

Payments to RS Investments

The following table shows amounts paid in the periods indicated to RS Investments from amounts received by the PFPC Distributors under the 12b-1 Plan or as PFPC Services Reimbursements, and past PFPC Services Reimbursements paid directly to RS Investments by the Legacy RS Funds for the fiscal years ended December 31, 2004 and 2005 and for the period from January 1, 2006 to October 9, 2006, if any.

Fund	Period ended 10/9/06	Total in 2005	Total in 2004

RS Emerging Growth Fund	$77,985	$1,293,822	$2,968,492
RS Growth Fund	$101,242	$283,758	$304,536
The Information Age Fund®	$24,792	$77,104	$134,363
RS MidCap Opportunities Fund	$0	$191,298	$144,758
RS Smaller Company Growth Fund	$0	$225,482	$433,040
RS Value Fund	$0	$325,784	$222,529
RS Partners Fund	$0	$463,770	$1,053,754
RS Investors Fund(1)	$12,882	$1,461	—
RS Global Natural Resources Fund	$190,710	$464,027	$199,607

(1) RS Investors Fund commenced operations on November 15, 2005.

HOW NET ASSET VALUE IS DETERMINED

Each Fund calculates the net asset value (“NAV”) of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding.

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Each of the Funds determines the NAV per share once daily as of the close of regular trading (generally 4:00 p.m. Eastern Time) each day the NYSE is open.  The Funds will not price their shares on days when the NYSE is closed.  The NYSE is typically closed Saturdays, Sundays, New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas (observed).

The Funds value their portfolio securities for which market quotations are readily available at market value.  Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices.  Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price.  If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices.  Where a security is traded on more than one exchange, the security is valued on the primary exchange on which the security trades.  Securities not traded on any securities exchange or on Nasdaq and for which over-the-counter prices are readily available generally will be valued at the mean between the closing bid and asked prices.

Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value.  Certain debt securities may be valued each business day by an independent pricing service (“Service”).  The use of a Service to ascertain values has been approved by the Trust’s Board of Trustees. Debt securities with more than 60 days to maturity for which quoted bid prices are, in the judgment of a Service, readily available and representative of the bid side of the market are valued by the Service at the bid price.  Debt securities with more than 60 days to maturity for which quoted bid prices are not, in the judgment of a Service, readily available and representative of the market value will be valued by the Service at estimated market value based on methods which include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  A Service may use matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments.  Repurchase agreements are carried at cost.  Options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used.  Financial futures contracts and options on financial futures contracts are valued at the settlement prices established each day by the boards of trade or exchanges on which they are traded. Foreign securities are valued in the currencies of the markets where they trade and are then converted to U.S. dollars using the prevailing exchange rates at the close of the NYSE.  Forward foreign currency contracts are valued at the current cost of convering or offsetting such contracts.  The Funds value all other securities and assets at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

The fair value of securities is generally determined as the amount that a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time.  The valuation procedures applied in any specific instance are likely to vary from case to case.  However, in cases where there are no publicly traded securities of the same class as the securities being valued, the security is valued based on an analysis of the effect of any restrictions on the sale of the security; product development and trends of the security’s issuer; changes in the industry and other competing companies; significant changes in the issuer’s financial position; prices at which the issuer subsequently issues the same or comparable securities; prices at which the same or comparable securities are sold; and any other event which could have a significant impact on the value of the security.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE.  The values of these securities used in determining the NAV of a Fund’s shares are computed as of such times.  Also, because of the amount of time required to collect and process trading information for large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE.  Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of NAV.  A Fund may determine the fair value of those securities in accordance with pricing guidelines and procedures approved by the Trustees.  In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on days when the NYSE is closed, the values of a Fund’s investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.  The fair value of one or more of the securities in the portfolio, which is used to determine a Fund’s NAV, could be different from the actual value at which those securities could be sold in the market.  Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

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TAXES

Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the “Code”).

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Fund would not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

In order to qualify as a “regulated investment company,” a Fund must, among other things: (a) derive at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interest in “qualified publicly traded partnerships” (as defined below);  (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and (c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below).  In the case of the Fund’s investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in clause (a)(i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Finally, for purposes of clause (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, such Fund would be subject to tax on its taxable income at corporate income tax rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  Such distributions would be eligible to be treated as qualified dividend income in the case of shareholders taxed as individuals, and for the dividend received deduction in the case of corporate shareholders.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

A non-deductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year.  Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years.  Each Fund intends to make distributions sufficient to avoid imposition of the excise tax on income earned in the current calendar year, although from time to time a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax.  Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund

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during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains.  Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year and capital loss carryforwards) properly designated as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid).  Distributions are taxable whether shareholders receive them in cash or reinvest in additional shares.  A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.  Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gain.

For taxable years beginning on or before December 31, 2010, provided holding period and other requirements are met, a Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as “qualified dividend income.”  Dividends received by a Fund from a REIT will generally not constitute qualified dividend income.  Qualified dividend income generally will be taxed in the hands of individuals at the 15% tax rate, provided these same holding period and other requirements are met by the shareholder.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company, (2) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (3) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, and (4) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

With respect to investment income and gains received by a Fund, if any, from sources outside the United States, such income and gains may be subject to foreign taxes that are withheld at the source.  Thus, a Fund’s yield on foreign investments would be decreased by such taxes.  The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund held for at least the minimum period specified in the Code.  In such a case, shareholders will include in gross income from foreign sources their pro rata share of such taxes.  Shareholders then may take a foreign tax credit against U.S. federal income tax liability for the amount of such foreign taxes or deduct such foreign taxes as an itemized deduction from gross income.  A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes.  In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend.  Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on

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proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders.  However, the Fund may elect to avoid the imposition of that tax.  For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.  The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation.  Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs are not eligible to be treated as “qualified dividend income.” A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  See also the discussion on hedging transactions, below.

A Fund’s transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income.  If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.  If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

If a Fund engages in hedging transactions, including hedging transactions in options, certain forward contracts or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing, and character of distributions to shareholders.  Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Fund has invested and their face value (“original issue discount”) is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities.  This original issue discount (imputed income) will comprise a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.  Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

In addition, the Fund may purchase debt instruments with “market discount.”  Under the market discount rules, the Fund will be required to treat any gain on the sale, exchange or redemption of, a debt instrument as ordinary income to the extent of the market discount that has not previously been included in income and is treated as having accrued on such debt instrument at or prior to the time of such payment or disposition.  Market discount in respect of a debt instrument is generally considered to accrue ratably during the period from the date of acquisition to the maturity date of such debt instrument, unless the holder elects to accrue market discount on the debt instrument under the constant yield method.

If a Fund makes a distribution to shareholders in excess of its current accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Fund shares.

Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment.  Such distributions are

58

likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.

The sale, exchange or redemption of Fund shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held as capital assets by the shareholder for more than 12 months.  Otherwise the gain or loss on the sale, exchange or redemption of Fund shares held by the shareholder will be treated as short-term capital gain or loss.  If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares.  In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for 6 months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares.  All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to non-corporate shareholders who fail to furnish the Fund with a correct taxpayer identification number or other certification, who have underreported dividends or interest income, or who fail to certify to the Fund that they are not subject to such withholding.  An individual’s taxpayer identification number generally is his or her social security number. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification.  The back-up withholding tax rate is 28% for amounts paid through 2010.  The back-up withholding tax rate will be 31% for amounts paid after December 31, 2010.

In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.  However, for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund.  The Fund has not determined whether it will make such designations.  In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect.  For the complete provisions, reference should be made to the pertinent Code sections and regulations.  The Code and regulations are subject to change by legislative or administrative actions.  Dividends

59

and distributions also may be subject to local, state and foreign taxes.  Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and foreign taxes.  The foregoing discussion relates solely to U.S. federal income tax law.  Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds.  Statements as to the tax status of distributions will be mailed annually.

ADDITIONAL INFORMATION

Transfer Agent and Custodian

Boston Financial Data Services, at P.O. Box 219717, Kansas City, MO 64121, serves as the Funds’ transfer agent and dividend-paying agent (“Transfer Agent”).

State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Funds’ custodian (the “Custodian”).

 The Custodian and subcustodians hold the securities in the Funds’ portfolios and other assets for safekeeping.  The Transfer Agent and the Custodian do not participate in making investment decisions for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111, is the Trust’s independent registered public accounting firm, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various SEC filings.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, MA  02110, serves as counsel to the Trust.

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.  However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees.  The Agreement and Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of that Fund.  Thus the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

Annual Reports

The audited financial statements, financial highlights, and report of PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Funds included in the Annual Report for the fiscal year ended December 31, 2006, for each of RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Value Fund, RS Partners Fund, RS Investors Fund, and RS Global Natural Resources Fund and in the Annual Report for the fiscal year ended December 31, 2006, for each of RS Core Equity Fund and RS Small Cap Core Equity Fund, both as amended and filed electronically on Form N-CSR on April 18, 2007 (File No. 811-5159; Accession No. 0000935069-07-000853)  are incorporated by reference into this SAI.  The Funds’ Annual Reports are available by calling the Funds at 1-800-766-FUND (3863) or by visiting the Funds’ Web site at www.rsinvestments.com or on the SEC’s Web site at www.sec.gov.

The audited financial statements, financial highlights, and report of Ernst & Young LLP, the independent registered public accounting firm for the predecessor funds of RS Core Equity Fund and RS Small Cap Core Equity Fund, included in the Annual Report for the fiscal year ended December 31, 2005, filed electronically on Form N-14

60

on July 7, 2006 (File No. 333-135630; Accession No. 0001104659-06-045799), are hereby incorporated by reference into this SAI.

61

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

This Appendix describes ratings applied to corporate bonds by Standard & Poor’s (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).

Standard & Poor’s Ratings

AAA — An obligation rated AAA has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated CC is currently highly vulnerable to nonpayment.

C — The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D — An obligation rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

A-1

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody’s Ratings

Aaa — Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-2

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are available to all advisory clients of RS Investments upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, will be available as of August 31 of each year (i) without charge, upon request, by calling 1-800-766-FUND (3863); on RS Investments’ Web site at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

RS Investment Management Co. LLC

PROXY VOTING POLICIES AND PROCEDURES

November 10, 2005

Purpose and General Statement

The purpose of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which RS Investment Management L.P., RS Investment Management, Inc., RS Growth Group LLC, and RS Value Group LLC, and RS Investment Management Co. LLC (each, an “Adviser”) votes the securities owned by its advisory clients for which an Adviser exercises voting authority and discretion (the “Proxies”).  The advisory clients for which an Adviser votes Proxies are registered investment companies and certain other institutional accounts.  These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).  These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; the Advisers take no responsibility for the voting of any proxies on behalf of any such client.  For those clients that have delegated such authority and discretion to an Adviser, these policies and procedures apply equally to registered investment companies and other institutional accounts.

Policies Relating to Proxy Voting

The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients’ interests to those of the Advisers.  The Advisers do not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above.  The policies and procedures set forth herein are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect our voting decisions on behalf of our clients. All Adviser personnel who are involved in the voting of Proxies will be required to adhere to these policies and procedures.

It is the general policy of an Adviser to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind.  However, the Advisers reserve the right to abstain on any particular vote or otherwise withhold their vote on any matter if in the judgment of an Adviser, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of the Advisers to maintain the confidentiality of the particular votes that it casts on behalf of our clients.  Registered investment company clients disclose the votes cast on their behalf by an Adviser in accordance with their legal and regulatory requirements. Any other institutional client of an Adviser can obtain details of how its Adviser has voted the securities in its account by contacting the client’s designated service representative.

Proxy Policy Committee

Certain aspects of the administration of these proxy voting policies and procedures are governed by a Proxy Policy Committee (the “Committee”) currently comprising four members.  The members of this Committee are the Chief Executive Officer, the General Counsel, the Chief Compliance Officer, and a Legal Counsel.  The Chief Executive Officer serves as Chair of the Committee.  The Committee may change its structure or composition from time to time.

A portfolio manager’s recommendation of an override of the Guidelines (as defined below) will be accepted with the approval of any two members of the Committee.  The Committee meets to consider Special Votes (as defined below), where a material conflict of interest has been identified, and at such other times as the Chief Executive Officer shall determine.  In addition, the Committee generally holds a regular meeting during each calendar quarter, at which the Committee reviews data with respect to votes taken in accordance with these policies and procedures since the previous meeting.  The Committee reviews the existing Guidelines at least once each calendar year and in connection with such review may recommend any changes to the Guidelines.

On all matters, the Committee makes its decisions by a vote of a majority of the members of the Committee present at the meeting.  At any meeting of the Committee, a majority of the members of the Committee then in office shall constitute a quorum.

Proxy Voting Procedures

The Advisers have retained Institutional Shareholder Services, Inc. (“ISS”) to vote proxies for the accounts of our advisory clients.  ISS prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as an Adviser.  ISS receives a daily electronic feed of all holdings in the Advisers’ voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to ISS.  ISS monitors the accounts and their holdings to be sure that all Proxies are received and voted. As a result of the firm’s decision to use ISS, there is generally no physical handling of Proxies by an Adviser’s personnel.

The Advisers have adopted proxy voting guidelines (the “Guidelines”) that set forth how the Advisers plan to vote on specific matters presented for shareholder vote.  The Guidelines are attached as Annex A to these policies and procedures.  The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from an Adviser, ISS will automatically vote in accordance with the Guidelines.

Each Adviser reserves the right to override the Guidelines when it considers that such an override would be in the best interest of our clients, taking into consideration all relevant facts and circumstances at the time of the vote.  See “Procedures for Overriding the Guidelines” below.

In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”).  Special Votes will be addressed according to the procedures discussed below at “Procedures Regarding Special Votes”.

In advance of the deadline for any particular vote, ISS posts information regarding that vote on its secure web site.  This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that ISS has prepared with respect to the vote. In the case of Special Votes, ISS notifies the Advisers of the vote and the relevant deadline.  The Compliance Department accesses the Web site on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the Proxies.

Procedures for Overriding the Guidelines

If any portfolio manager or analyst, in the course of his or her regular monitoring of companies whose securities are held in client accounts, is interested in a particular shareholder matter, and desires an Adviser to vote in a manner inconsistent with the Guidelines, he or she shall take action in accordance with the procedures set forth below.

In the case of a portfolio manager or analyst who believes an Adviser should vote in a manner inconsistent with the Guidelines, he or she must first submit such proposal to the Compliance Department.  The Compliance Department is responsible for making a determination as to whether there is a material conflict of interest between an Adviser, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest.

If the Compliance Department determines that there is no material conflict of interest, the Compliance Department will present this finding to the Committee for ratification. If the Committee agrees that there is no material conflict of interest, then the Committee will inform the Compliance Department of the decision to override.  The Compliance Department will instruct ISS accordingly prior to the voting deadline. The Compliance Department will retain records of documents material to any such determination, and such records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department or the Committee determines that there is a material conflict of interest with respect to the relevant shareholder vote, then the Committee will hold a special meeting for consideration of the matter.  As part of its deliberations, the Committee will review, as applicable, the following:

•                  a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

•                  data regarding client holdings in the relevant issuer;

•                  information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

•                  the vote indicated by the Guidelines, together with any relevant information provided by ISS; and

•                  the rationale for the request for an override of the Guidelines, together with all relevant information, as provided by the Compliance Department, portfolio manager or analyst, as the case may be.

After review, the Committee will arrive at a decision based on the guiding principle of acting in a manner consistent with the best interest of their clients.  The Committee may vote to authorize an override of the Guidelines with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Committee determines that such an override would be in the best interests of the clients in question.  Whether or not the Committee authorizes an override, the Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Procedures Regarding Special Votes

If the Chief Compliance Officer is informed by ISS or otherwise becomes aware of a Special Vote, he will submit the Special Vote to the Committee.  The Committee will review any information provided by ISS or the Compliance Department regarding the Special Vote, and, in its discretion, may also consult with the relevant portfolio manager or analyst.  If, after this review, the Committee agrees with ISS that the vote is not covered by the Guidelines, the Committee will consult the Compliance Department as to whether or not the Special Vote involves a material conflict of interest on the part of an Adviser.  As with cases of recommended overrides of the Guidelines, the determination made by the Compliance Department as to the absence of a material conflict of interest will be presented to the Committee for ratification.  If the Committee determines that there is no material conflict of interest involved, the Committee will inform the Compliance Department of its decision and the Compliance Department will then instruct ISS to vote based on the decision of the portfolio manager.   The Compliance Department will retain records of documents material to any such determination, which records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department, or the Committee, upon review of its decision, determines that there is a material conflict of interest with respect to the relevant Special Vote, then the Committee will hold a special meeting for consideration of the matter.  As part of its deliberations, the Committee will review, as applicable the following:

•                  a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

•                  data regarding client holdings in the relevant issuer;

•                  information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

•                  analysis prepared by ISS with respect to the Special Vote;  and

•                  other relevant information.

After reviewing the relevant information, the Committee will render a decision as to how the Special Vote is to be voted based on the guiding principle of acting in a manner consistent with the best interest of their clients.  The Compliance Department will then inform ISS of this decision and instruct ISS to vote the Special Vote accordingly.  The Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Undue Influence

If at any time any person is pressured or lobbied either by an Adviser’s personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the Chief Compliance Officer, who will keep a record of this information and forward the information to the Committee.  The Committee will consider this information when making its decision to recommend an override of the Guidelines (or, in the case of a Special Vote, in its decision regarding the voting of the relevant Proxy).

Record Keeping

Each Adviser, or ISS, as the Advisers’ agent, maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act.  As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

•                  a copy of these policies and procedures;

•                  proxy statements received regarding client securities are maintained by ISS;

•                  a record of each vote cast is maintained by ISS, and such records are accessible to designated an Adviser personnel at any time;

•                  a copy of any document created by an Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

•                  each written client request for proxy voting records and the Adviser’s written response to any (written or oral) client request for such records.

ANNEX A

PROXY VOTING GUIDELINES FOR U.S. COMPANIES

RS Investments

•                                          Default:

•                                          Bundled:

Elect Directors (1000)

1000-1	Always Vote FOR all uncontested director nominees.
1000-2	WITHHOLD votes from ALL nominees if the board lacks an audit, compensation, or nominating committee.
1000-3	WITHHOLD votes from ALL nominees IF the board will consist of more than XX directors after the election.
1000-4	WITHHOLD votes from ALL nominees IF the board will consist of fewer than XX directors after the election.
1000-5	WITHHOLD votes from ALL nominees IF the company has adopted a classified board structure for the election of directors.
1000-6	WITHHOLD votes from ALL nominees IF the company does not have an independent chair or lead director.
1000-7	WITHHOLD votes from ALL nominees IF the board does not include at least one woman director.
1000-8	WITHHOLD votes from ALL nominees IF the board does not include at least one minority director.
1000-9	WITHHOLD votes from ALL nominees IF the board did not act to implement a policy requested by a shareholder proposal that received majority voting support in the prior two years.
1000-10	WITHHOLD votes from ALL nominees if the board adopted or renewed a poison pill without shareholder approval during the current or prior year.
1000-11	WITHHOLD votes from ANY non-independent nominee (excluding the CEO) IF XX% or more of the directors are not independent.
1000-12	WITHHOLD votes from ANY employee nominee who serves on the audit, compensation, or nominating committee.
1000-13	WITHHOLD votes from ANY non-independent nominee who serves on the audit committee IF XX% or more of directors serving on the audit committee are not independent.
1000-14	WITHHOLD votes from ANY non-independent nominee who serves on the compensation committee IF 25% or more of directors serving on the compensation committee are not independent.
1000-15	WITHHOLD votes from ANY non-independent nominee who serves on the nominating committee IF XX% or more of directors serving on the nominating committee are not independent.
1000-16

WITHHOLD votes from ANY nominee who serves on the audit committee IF the fees paid by the company for non-audit services in the prior fiscal year exceed XX% of the aggregate fees paid to the company’s outside auditor.

1000-17	WITHHOLD votes from ANY nominee who is retired from active employment and serves on boards at more than 3 other major companies.

1000-18	WITHHOLD votes from ANY nominee who is employed full-time and serves on boards at more than 2 other major companies.
1000-19	WITHHOLD votes from ANY nominee who attended less than 75% of the board and committee meetings that they were scheduled to attend during the previous fiscal year.	X
1000-20	WITHHOLD votes from ANY nominee who has served on the board for more than XX years.
1000-21	WITHHOLD votes from ANY nominee who owns no company stock and has served on the board for more than XX years.
1000-22	WITHHOLD votes from ANY nominee who is more than XX years old.
1000-23	WITHHOLD votes from ANY shareholder-nominated nominee.
1000-24	WITHHOLD votes from ANY nominee who is the target of a “vote no” campaign.
1000-25	WITHHOLD votes from ANY nominee if the company does not ask for shareholder approval to ratify its auditors.

Contested Election of Directors (1001)

1001-1	Always vote FOR all management nominees.	X
1001-2	Always vote AGAINST all management nominees.

Ratify Selection of Auditors (1010)

1010-1	Always vote FOR a management proposal to ratify the board’s selection of auditors.
1010-2	Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.	X
1010-3	Vote AGAINST IF the non-audit services exceed XX% of fees.
1010-4	Vote AGAINST IF the auditors have served more than XX consecutive years.

Approve Name Change (1020)

1020-1	Always vote FOR a management proposal to change the company name.	X
1020-2	Always vote AGAINST a management proposal to change the company name.

Approve Other Business (1030)

1030-1	Always vote FOR a management proposal to approve other business.	X
1030-2	Always vote AGAINST a management proposal to approve other business.

Adjourn Meeting (1035)

1035-1	Always vote FOR a management proposal to adjourn the meeting.	X

1035-2	Always vote AGAINST a management proposal to adjourn the meeting.

Approve Technical Amendments (1040)

1040-1	Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.	X
1040-2	Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.

Approve Financial Statements (1050)

1050-1	Always vote FOR a management proposal to approve financial statements.	X
1050-2	Always vote AGAINST a management proposal to approve financial statements.

Increase Authorized Common Stock (1100)

1100-1	Always vote FOR a management proposal to increase authorized common stock.
1100-2	Always vote AGAINST a management proposal to increase authorized common stock.
1100-3	Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, recapitalization or other reorganization.
1100-4	Vote AGAINST IF the dilution represents more than 10% of current authorized shares.	X

Decrease Authorized Common Stock (1101)

1101-1	Always vote FOR a management proposal to decrease authorized common stock.	X
1101-2	Always vote AGAINST a management proposal to decrease authorized common stock.

Amend Authorized Common Stock (1102)

1102-1	Always vote FOR a management proposal to amend authorized common stock.
1102-2	Always vote AGAINST a management proposal to amend authorized common stock.	X

Approve Common Stock Issuance (1103)

1103-1	Always vote FOR a management proposal to approve the issuance of authorized common stock.
1103-2	Always vote AGAINST a management proposal to approve the issuance of authorized common stock.	X
1103-3	Vote AGAINST IF the dilution represents more than XX% of current outstanding voting power before the stock issuance.
1103-4	Vote AGAINST IF the stock would be issued at a discount to the fair market value.
1103-5	Vote AGAINST IF the issued common stock has superior voting rights.

Approve Issuance or Exercise of Stock Warrants (1104)

1104-1	Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.
1104-2	Always vote AGAINST a management proposal to approve the issuance or exercise of stock warrants.	X
1104-3	Vote AGAINST IF the warrants, when exercised, would exceed XX% of the outstanding voting power.

Authorize Preferred Stock (1110)

1110-1	Always vote FOR a management proposal to authorize preferred stock.
1110-2	Always vote AGAINST a management proposal to authorize preferred stock.	X
1110-3	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

Increase Authorized Preferred Stock (1111)

1111-1	Always vote FOR a management proposal to increase authorized preferred stock.
1111-2	Always vote AGAINST a management proposal to increase authorized preferred stock.	X
1111-3	Vote AGAINST IF the proposed increase creates potential dilution of more than XX%.
1111-4	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

Decrease Authorized Preferred Stock (1112)

1112-1	Always vote FOR a management proposal to decrease authorized preferred stock.	X
1112-2	Always vote AGAINST a management proposal to decrease authorized preferred stock.

Cancel Series of Preferred Stock (1113)

1113-1	Always vote FOR a management proposal to cancel a class or series of preferred stock.	X
1113-2	Always vote AGAINST a management proposal to cancel a class or series of preferred stock.

Amend Authorized Preferred Stock (1114)

1114-1	Always vote FOR a management proposal to amend preferred stock.
1114-2	Always vote AGAINST a management proposal to amend preferred stock.	X

Approve Issuance or Conversion of Preferred Stock (1115)

1115-1	Always vote FOR a management proposal to issue or convert preferred stock.
1115-2	Always vote AGAINST a management proposal to issue or convert preferred stock.	X
1115-3	Vote AGAINST IF the dilution represents more than XX% of the total voting power.
1115-4	Vote AGAINST IF the shares have voting rights superior to those of other shareholders.

Eliminate Preemptive Rights (1120)

1120-1	Always vote FOR a management proposal to eliminate preemptive rights.	X
1120-2	Always vote AGAINST a management proposal to eliminate preemptive rights.

Restore Preemptive Rights (1121)

1121-1	Always vote FOR a management proposal to create or restore preemptive rights.
1121-2	Always vote AGAINST a management proposal to create or restore preemptive rights.	X

Authorize Dual Class Stock (1130)

1130-1	Always vote FOR a management proposal to authorize dual or multiple classes of common stock.
1130-2	Always vote AGAINST a management proposal to authorize dual or multiple classes of common stock.	X
1130-3	Vote AGAINST IF the shares have inferior or superior voting rights.

Eliminate Dual Class Stock (1131)

1131-1	Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.	X
1131-2	Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes of common stock.

Amend Dual Class Stock (1132)

1132-1	Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.
1132-2	Always vote AGAINST a management proposal to amend authorized dual or multiple classes of common stock.	X

Increase Authorized Dual Class Stock (1133)

1133-1	Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.
1133-2	Always vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.	X
1133-3	Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.
1133-4	Vote AGAINST IF the dilution is more than XX% of the outstanding voting power.
1133-5	Vote AGAINST IF the dilution is more than XX% of the class of stock.

Approve Share Repurchase (1140)

1140-1	Always vote FOR a management proposal to approve a stock repurchase program.	X
1140-2	Always vote AGAINST a management proposal to approve a stock repurchase program.

Approve Stock Split (1150)

1150-1	Always vote FOR a management proposal to approve a stock split.	X
1150-2	Always vote AGAINST a management proposal to approve a stock split.

Approve Reverse Stock Split (1151)

1151-1	Always vote FOR a management proposal to approve reverse a stock split.	X
1151-2	Always vote AGAINST a management proposal to approve reverse a stock split.
1151-3	Vote AGAINST IF the company does not intend to proportionally reduce the number of authorized shares.

Approve Merger/Acquisition (1200)

1200-1	Always vote FOR a management proposal to merge with or acquire another company.	X
1200-2	Always vote AGAINST a management proposal to merge with or acquire another company.
1200-3	Vote AGAINST IF the combined entity would be controlled by a person or group.
1200-4	Vote AGAINST IF the change-in-control provision would be triggered.
1200-5	Vote AGAINST IF the current shareholders would be minority owners of the combined company.
1200-6	Vote AGAINST IF the combined entity would reincorporate or change its governance structure.
1200-7	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.
1200-8	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Recapitalization (1209)

1209-1	Always vote FOR a management proposal to approve recapitalization.	X
1209-2	Always vote AGAINST a management proposal to approve recapitalization.

Approve Restructuring (1210)

1210-1	Always vote FOR a management proposal to restructure the company.	X
1210-2	Always vote AGAINST a management proposal to restructure the company.

Approve Bankruptcy Restructuring (1211)

1211-1	Always vote FOR a management proposal on bankruptcy restructurings.	X
1211-2	Always vote AGAINST a management proposal on bankruptcy restructurings.

Approve Liquidation (1212)

1212-1	Always vote FOR a management proposal to approve liquidation.
1212-2	Always vote AGAINST a management proposal to approve liquidation.	X

Approve Reincorporation (1220)

1220-1	Always vote FOR a management proposal to reincorporate in a different state.
1220-2	Always vote AGAINST a management proposal to reincorporate in a different state.
1220-3	Vote AGAINST IF the proposal would reduce shareholder rights.	X
1220-4	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Leveraged Buyout (1230)

1230-1	Always vote FOR a management proposal to approve a leveraged buyout of the company.
1230-2	Always vote AGAINST a management proposal to approve a leveraged buyout of the company.	X
1230-3	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.

Approve Spin-Off (1240)

1240-1	Always vote FOR a management proposal to spin-off certain company operations or divisions.	X
1240-2	Always vote AGAINST a management proposal to spin-off certain company operations or divisions.

Approve Sale of Assets (1250)

1250-1	Always vote FOR a management proposal to approve the sale of assets.	X
1250-2	Always vote AGAINST a management proposal to approve the sale of assets.

Eliminate Cumulative Voting (1300)

1300-1	Always vote FOR a management proposal to eliminate cumulative voting.	X
1300-2	Always vote AGAINST a management proposal to eliminate cumulative voting.

Adopt Cumulative Voting (1301)

1301-1	Always vote FOR a management proposal to adopt cumulative voting.
1301-2	Always vote AGAINST a management proposal to adopt cumulative voting.	X

Adopt Director Liability Provision (1310)

1310-1	Always vote FOR a management proposal to limit the liability of directors.
1310-2	Always vote AGAINST a management proposal to limit the liability of directors.	X

Amend Director Liability Provision (1311)

1311-1	Always vote FOR a management proposal to amend director liability provisions.
1311-2	Always vote AGAINST a management proposal to amend director liability provisions.	X

Adopt Indemnification Provision (1320)

1320-1	Always vote FOR a management proposal to indemnify directors and officers.
1320-2	Always vote AGAINST a management proposal to indemnify directors and officers.	X

Amend Indemnification Provision (1321)

1321-1	Always vote FOR a management proposal to amend provisions concerning the indemnification of directors and officers.
1321-2	Always vote AGAINST a management proposal to amend provisions concerning the indemnification of directors and officers.	X

Approve Board Size (1332)

1332-1	Always vote FOR a management proposal to set the board size.
1332-2	Always vote AGAINST a management proposal to set the board size.
1332-3	Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.
1332-4	Vote AGAINST IF the proposed maximum board size is greater than 15 directors.	X
1332-5	Vote AGAINST IF the proposed minimum board size is less than XX directors.
1332-6	Vote AGAINST IF the board will consist of more than XX directors.
1332-7	Vote AGAINST IF the board will consist of fewer than XX directors.

No Shareholder Approval to Fill Vacancy (1340)

1340-1	Always vote FOR a management proposal to allow the directors to fill vacancies on the board without shareholder approval.	X
1340-2	Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.

Give Board Authority to Set Board Size (1341)

1341-1	Always vote FOR a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.	X
1341-2	Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.

Removal of Directors (1342)

1342-1	Always vote FOR a management proposal regarding the removal of directors.	X
1342-2	Always vote AGAINST a management proposal regarding the removal of directors.
1342-3	Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.
1342-4	Vote AGAINST IF the proposal would allow for the removal of directors without cause.

Approve Non-Technical Charter Amendments (1350)

1350-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s certificate of incorporation.
1350-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s certificate of incorporation.
1350-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Non-Technical Bylaw Amendments (1351)

1351-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s bylaws.
1351-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s bylaws.
1351-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Classified Board (1400)

1400-1	Always vote FOR a management proposal to adopt a classified board.	X
1400-2	Always vote AGAINST a management proposal to adopt a classified board.
1400-3	Vote AGAINST IF the company has cumulative voting.
1400-4	Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).

Amend Classified Board (1401)

1401-1	Always vote FOR a management proposal to amend a classified board.	X
1401-2	Always vote AGAINST a management proposal to amend a classified board.

Repeal Classified Board (1402)

1402-1	Always vote FOR a management proposal to repeal a classified board.	X
1402-2	Always vote AGAINST a management proposal to repeal a classified board.

Adopt Poison Pill (1410)

1410-1	Always vote FOR a management proposal to ratify or adopt a shareholder rights plan (poison pill).
1410-2	Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).	X
1410-3	Vote AGAINST IF the poison pill contains a “dead-hand” provision.
1410-4	Vote AGAINST IF the company has a classified board.
1410-5	Vote AGAINST IF the poison pill does not have a “sunset” provision.
1410-6	Vote AGAINST IF the poison pill does not have a TIDE provision. (Three-Year Independent Director Evaluation.)
1410-7	Vote AGAINST IF the poison pill trigger is less than XX%.

Redeem Poison Pill (1411)

1411-1	Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).
1411-2	Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison pill).	X

Eliminate Special Meeting (1420)

1420-1	Always vote FOR a management proposal to eliminate shareholders’ right to call a special meeting.
1420-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to call a special meeting.	X

Limit Special Meeting (1421)

1421-1	Always vote FOR a management proposal to limit shareholders’ right to call a special meeting.
1421-2	Always vote AGAINST a management proposal to limit shareholders’ right to call a special meeting.	X
1421-3	Vote AGAINST IF the limitation requires more than XX% of the outstanding shares to call a special meeting.

Restore Special Meeting (1422)

1422-1	Always vote FOR a management proposal to restore shareholders’ right to call a special meeting.	X
1422-2	Always vote AGAINST a management proposal to restore shareholders’ right to call a special meeting.

Eliminate Written Consent (1430)

1430-1	Always vote FOR a management proposal to eliminate shareholders’ right to act by written consent.
1430-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to act by written consent.	X

Limit Written Consent (1431)

1431-1	Always vote FOR a management proposal to limit shareholders’ right to act by written consent.
1431-2	Always vote AGAINST a management proposal to limit shareholders’ right to act by written consent.	X
1431-3	Vote AGAINST IF the limitation requires written consent of more than XX% of the outstanding shares.

Restore Written Consent (1432)

1432-1	Always vote FOR a management proposal to restore shareholders’ right to act by written consent.	X
1432-2	Always vote AGAINST a management proposal to restore shareholders’ right to act by written consent.

Adopt Supermajority Requirement (1440)

1440-1	Always vote FOR a management proposal to establish a supermajority vote provision to approve merger or other business combination.	X
1440-2	Always vote AGAINST a management proposal to establish a supermajority vote provision to approve merger or other business combination.
1440-3	Vote AGAINST IF the required vote is more than XX% of the outstanding shares.

Amend Supermajority Requirement (1443)

1443-1	Always vote FOR a management proposal to amend a supermajority vote provision to approve merger or other business combination.	X
1443-2	Always vote AGAINST a management proposal to amend a supermajority vote provision to approve a merger or other business combination.
1443-3	Vote AGAINST IF the amendment would increase the vote required to approve the transaction.
1443-4	Vote AGAINST IF the amendment increases the vote requirement to more than XX% of the outstanding shares.

Eliminate Supermajority Requirement (1444)

1444-1	Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.	X
1444-2	Always vote AGAINST a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.

Adopt Supermajority Lock-In (1445)

1445-1	Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1445-2	Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
1445-3	Vote AGAINST IF the vote requirement is more than XX% of the outstanding shares.
1445-4	Vote AGAINST IF the proposal would result in establishing a complete Lock-In on all of the charter and bylaw provisions.

Amend Supermajority Lock-In (1446)

1446-1	Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1446-2	Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
1446-3	Vote AGAINST IF the changes would increase the vote requirement above XX% of the outstanding shares.
1446-4	Vote AGAINST IF the changes would result in a complete Lock-In on all of the charter and bylaw provisions.

Eliminate Supermajority Lock-In (1447)

1447-1	Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1447-2	Always vote AGAINST a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

Consider Non-Financial Effects of Merger (1450)

1450-1	Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.
1450-2	Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.	X

Adopt Fair Price Provision (1460)

1460-1	Always vote FOR a management proposal that establishes a fair price provision.	X
1460-2	Always vote AGAINST a management proposal that establishes a fair price provision.

Amend Fair Price Provision (1461)

1461-1	Always vote FOR a management proposal to amend a fair price provision.	X
1461-2	Always vote AGAINST a management proposal to amend a fair price provision.

Repeal Fair Price Provision (1462)

1462-1	Always vote FOR a management proposal to repeal a fair price provision.	X
1462-2	Always vote AGAINST a management proposal to repeal a fair price provision.

Adopt Anti-Greenmail Provision (1470)

1470-1	Always vote FOR a management proposal to limit the payment of greenmail.	X
1470-2	Always vote AGAINST a management proposal to limit the payment of greenmail.

Adopt Advance Notice Requirement (1480)

1480-1	Always vote FOR a management proposal to adopt advance notice requirements.	X
1480-2	Always vote AGAINST a management proposal to adopt advance notice requirements.
1480-3	Vote AGAINST IF the provision requires advance notice for director nominations.
1480-4	Vote AGAINST IF the provision requires advance notice of more than XX days.

Opt Out of State Takeover Law (1490)

1490-1	Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.	X
1490-2	Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory provision.

Opt Into State Takeover Law (1491)

1491-1	Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.	X
1491-2	Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.

Adopt Stock Incentive Plan (1500)

1500-1	Always vote FOR a management proposal to adopt a stock incentive plan for employees.
1500-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for employees.
1500-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than 10%.	X
1500-4	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by ISS, is more than 10%.	X
1500-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1500-6	Vote AGAINST IF the compensation committee is not fully independent.
1500-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X
1500-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on the grant date.
1500-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) – that is, it adds a specified number or percentage of outstanding shares for awards each year.	X
1500-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as award other than options.
1500-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1500-12	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X
1500-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1500-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1500-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X

1500-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X
1500-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1500-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed 30% of total options granted in that year.	X
1500-19	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X
1500-20	Vote AGAINST IF the company does not expense stock options.	X
1500-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1500-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Amend Stock Incentive Plan (1501)

1501-1	Always vote FOR a management proposal to amend a stock incentive plan for employees.
1501-2	Always vote AGAINST a management proposal to amend a stock incentive plan for employees.
1501-3	Vote AGAINST IF the amendment allows options to be priced at less than 85% fair market value on the grant date.	X
1501-4	Vote AGAINST IF the amendment allows the plan administrator to reprice or replace underwater options.	X
1501-5	Vote AGAINST IF the amendment extends post-retirement exercise period of outstanding options.	X
1501-6	Vote AGAINST IF the amendment enhances existing change-in-control features or adds change-in-control provisions to the plan.	X
1501-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.
1501-8	Vote AGAINST IF the amendment increases the per employee limit for awards.	X
1501-9	Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X
1501-10	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by ISS, is more than XX%.

Add Shares to Stock Incentive Plan (1502)

1502-1	Always vote FOR a management proposal to add shares to a stock incentive plan for employees.
1502-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for employees.
1502-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than 5%.	X
1502-4	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by ISS, is more than 10%.	X
1502-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1502-6	Vote AGAINST IF the compensation committee is not fully independent.
1502-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X

1502-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market value on the grant date.	X
1502-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) — that is, it adds a specified number or percentage of outstanding shares for award each year.	X
1502-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X
1502-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1502-12	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X
1502-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1502-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1502-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X
1502-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X
1502-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1502-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed 30% of total options granted in that year.	X
1502-19	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X
1502-20	Vote AGAINST IF the company does not expense stock options.
1502-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1502-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Limit Per-Employee Awards (1503)

1503-1	Always vote FOR a management proposal to limit per-employee annual option awards.
1503-2	Always vote AGAINST a management proposal to limit per-employee annual option awards.
1503-3	Vote AGAINST IF the per-employee limit is more than 50,000 shares per year.	X
1503-4	Vote AGAINST IF the aggregate per-employee limit is more than 1,000,000 shares over the life of the plan.	X

Extend Term of Stock Incentive Plan (1505)

1505-1	Always vote FOR a management proposal to extend the term of a stock incentive plan for employees.
1505-2	Always vote AGAINST a management proposal to extend the term of a stock incentive plan for employees.
1505-3	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1505-4	Vote AGAINST IF the potential dilution from all company plans, as calculated by ISS, is more than 10%.	X
1505-5	Vote AGAINST IF the compensation committee is not fully independent.

1505-6	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X
1505-7	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market value on the grant date.	X
1505-8	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X
1505-9	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1505-10	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X
1505-11	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1505-12	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1505-13	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X
1505-14	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X
1505-15	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1505-16	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed XX% of the options granted in the past fiscal year.
1505-17	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X
1505-18	Vote AGAINST IF the company does not expense stock options.
1505-19	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1505-20	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Adopt Director Stock Incentive Plan (1510)

1510-1	Always vote FOR a management proposal to adopt a stock incentive plan for non-employee directors.
1510-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for non-employee directors.	X
1510-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on grant date.
1510-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than XX%.
1510-5	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by ISS, is more than XX%.
1510-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1510-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.
1510-8	Vote AGAINST IF the plan includes an incentive to receive shares instead of cash.
1510-9	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.

1510-10	Vote AGAINST IF the company does not expense stock options.
1510-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.
1510-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1510-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

Amend Director Stock Incentive Plan (1511)

1511-1	Always vote FOR a management proposal to amend a stock incentive plan for non-employee directors.
1511-2	Always vote AGAINST a management proposal to amend a stock incentive plan for non-employee directors.	X
1511-3	Vote AGAINST IF the amendment increases the size of the option awards.
1511-4	Vote AGAINST IF the amendment would make the plan an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1511-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.
1511-6	Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.
1511-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.
1511-8	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by ISS, is more than XX%.

Add Shares to Director Stock Incentive Plan (1512)

1512-1	Always vote FOR a management proposal to add shares to a stock incentive plan for non-employee directors.
1512-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for non-employee directors.	X
1512-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of fair market value on the grant date.
1512-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than XX%.
1512-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by ISS, is more than XX%.
1512-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1512-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.
1512-8	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.
1512-9	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.
1512-10	Vote AGAINST IF the company does not expense stock options.
1512-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

1512-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1512-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

Adopt Employee Stock Purchase Plan (1520)

1520-1	Always vote FOR a management proposal to adopt an employee stock purchase plan.
1520-2	Always vote AGAINST a management proposal to adopt an employee stock purchase plan.
1520-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95% of the stock’s fair market value.	X
1520-4	Vote AGAINST IF the equity dilution represented by the proposed plan, as calculated by ISS, is more than XX%.
1520-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by ISS, is more than XX%.

Amend Employee Stock Purchase Plan (1521)

1521-1	Always vote FOR a management proposal to amend an employee stock purchase plan.
1521-2	Always vote AGAINST a management proposal to amend an employee stock purchase plan.
1521-3	Vote AGAINST IF the proposal allows employees to purchase stock at prices of less than 95% of the stock’s fair market value.	X

Add Shares to Employee Stock Purchase Plan (1522)

1522-1	Always vote FOR a management proposal to add shares to an employee stock purchase plan.
1522-2	Always vote AGAINST a management proposal to add shares to an employee stock purchase plan.
1522-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95% of the stock’s fair market value.	X
1522-4	Vote AGAINST IF the equity dilution represented by this proposal is more than XX% of the outstanding common equity.
1522-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS, is more than XX%.

Adopt Stock Award Plan (1530)

1530-1	Always vote FOR a management proposal to adopt a stock award plan.
1530-2	Always vote AGAINST a management proposal to adopt a stock award plan.	X
1530-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.
1530-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.
1530-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.
1530-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of the company’s peer group.

Amend Stock Award Plan (1531)

1531-1	Always vote FOR a management proposal to amend a stock award plan.
1531-2	Always vote AGAINST a management proposal to amend a stock award plan.	X
1531-3	Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.
1531-4	Vote AGAINST IF the amendment increases the per-employee limit for awards.
1531-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.

Add Shares to Stock Award Plan (1532)

1532-1	Always vote FOR a management proposal to add shares to a stock award plan.
1532-2	Always vote AGAINST a management proposal to add shares to a stock award plan.	X
1532-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.
1532-4	Vote AGAINST IF the equity dilution represented by this proposal, as calculated by ISS, is more than XX%.
1532-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.
1532-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of its peer group.

Adopt Director Stock Award Plan (1540)

1540-1	Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.
1540-2	Always vote AGAINST a management proposal to adopt a stock award plan for non-employee directors.	X
1540-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.
1540-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.
1540-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by ISS, is more than XX%.
1540-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.
1540-7	Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.

Amend Director Stock Award Plan (1541)

1541-1	Always vote FOR a management proposal to amend a stock award plan for non-employee directors.
1541-2	Always vote AGAINST a management proposal to amend a stock award plan for non-employee directors.	X
1541-3	Vote AGAINST IF the amendment increases the award size.
1541-4	Vote AGAINST IF the amendment adds time-lapsing restricted stock that vest in less than XX years.

1541-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.
1541-6	Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead of cash.
1541-7	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.

Add Shares to Director Stock Award Plan (1542)

1542-1	Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.
1542-2	Always vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors.	X
1542-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.
1542-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.
1542-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by ISS, is more than XX%.
1542-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.
1542-7	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

Approve Annual Bonus Plan (1560)

1560-1	Always vote FOR a management proposal to approve an annual bonus plan.	X
1560-2	Always vote AGAINST a management proposal to approve an annual bonus plan.
1560-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.
1560-4	Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant’s base salary.
1560-5	Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.
1560-6	Vote AGAINST IF the performance criteria is not disclosed.

Approve Savings Plan (1561)

1561-1	Always vote FOR a management proposal to adopt a savings plan.	X
1561-2	Always vote AGAINST a management proposal to adopt a savings plan.

Approve Option/Stock Awards (1562)

1562-1	Always vote FOR a management proposal to grant a one-time option or stock award.
1562-2	Always vote AGAINST a management proposal to grant a one-time option or stock award.	X
1562-3	Vote AGAINST IF the option/stock award is priced less than XX% of the fair market value on the grant date.
1562-4	Vote AGAINST IF the dilution represented by the option/stock award, as calculated by ISS, is more than XX%.

1562-5	Vote AGAINST IF the award is time-lapsing stock that fully vest in less than XX years.
1562-6	Vote AGAINST IF the option/stock award is unrestricted shares.
1562-7	Vote AGAINST IF potential dilution from all company plans including this proposal, as calculated by ISS, is more than XX% of the total outstanding common equity.
1562-8	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, as calculated by ISS, exceeds the 75th percentile of its peer group.
1562-9	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.
1562-10	Vote AGAINST IF the option is not premium-priced or indexed, or does not vest based on future performance.

Adopt Deferred Compensation Plan (1563)

1563-1	Always vote FOR a management proposal to adopt a deferred compensation plan.
1563-2	Vote AGAINST a management proposal to adopt a deferred compensation plan for non-employee directors.
1563-3	Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.
1563-4	Vote AGAINST IF the dilution is more than 10% of the outstanding common equity.	X

Approve Long-Term Bonus Plan (1564)

1564-1	Always vote FOR a management proposal to approve a long-term bonus plan.
1564-2	Always vote AGAINST a management proposal to approve a long-term bonus plan.
1564-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	X
1564-4	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than 50% of the participant’s base salary.	X
1564-5	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than $XX.
1564-6	Vote AGAINST IF the proposal creates dilution of more than 10% of the outstanding common equity.	X
1564-7	Vote AGAINST IF the performance criteria is not disclosed.

Approve Employment Agreements (1565)

1565-1	Always vote FOR a management proposal to approve an employment agreement or contract.	X
1565-2	Always vote AGAINST a management proposal to approve an employment agreement or contract.

Amend Deferred Compensation Plan (1566)

1566-1	Always vote FOR a management proposal to amend a deferred compensation plan.
1566-2	Always vote AGAINST a management proposal to amend a deferred compensation plan.	X

Exchange Underwater Options (1570)

1570-1	Always vote FOR a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).
1570-2	Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).	X
1570-3	Vote AGAINST IF directors or any of the 5 highest paid executives are eligible to participate in the repricing exchange program.
1570-4	Vote AGAINST IF the exchange ratio is not linked to the economic value of the underwater options.
1570-5	Vote AGAINST IF the company exchanged underwater options within the last three years.

Amend Annual Bonus Plan (1581)

1581-1	Always vote FOR a management proposal to amend an annual bonus plan.
1581-2	Always vote AGAINST a management proposal to amend an annual bonus plan.	X
1581-3	Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.

Reapprove Option/Bonus Plan for OBRA (1582)

1582-1	Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.
1582-2	Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.
1582-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	X
1582-4	Vote AGAINST IF the performance criteria is not disclosed.
1582-5	Vote AGAINST IF the company repriced or replaced options in the past fiscal year.

Amend Long-Term Bonus Plan (1586)

1586-1	Always vote FOR a management proposal to amend a long-term bonus plan.	X
1586-2	Always vote AGAINST a management proposal to amend a long-term bonus plan.
1586-3	Vote AGAINST IF the plan increases the per-employee maximum bonus.

SHAREHOLDER PROPOSALS

SP-Shareholder Approval of Auditors (2000)

2000-1	Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.	X
2000-2	Always vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.

SP-Auditors Must Attend Annual Meeting (2001)

2001-1	Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.	X
2001-2	Always vote AGAINST a shareholder proposal calling for the auditors to attend the annual meeting.

SP-Limit Consulting by Auditors (2002)

2002-1	Always vote FOR a shareholder proposal calling for limiting consulting by auditors.	X
2002-2	Always vote AGAINST a shareholder proposal calling for limiting consulting by auditors.

SP-Rotate Auditors (2003)

2003-1	Always vote FOR a shareholder proposal calling for the rotation of auditors.	X
2003-2	Always vote AGAINST a shareholder proposal calling for the rotation of auditors.

SP-Restore Preemptive Rights (2010)

2010-1	Always vote FOR a shareholder proposal to restore preemptive rights.	X
2010-2	Always vote AGAINST a shareholder proposal to restore preemptive rights.

SP-Study Sale or Spin-Off (2030)

2030-1	Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.	X
2030-2	Always vote AGAINST a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.

SP-Adopt Confidential Voting (2100)

2100-1	Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.	X
2100-2	Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.

SP-Counting Shareholder Votes (2101)

2101-1	Always vote FOR a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.	X
2101-2	Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

SP-No Discretionary Voting (2102)

2102-1	Always vote FOR a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.	X
2102-2	Always vote AGAINST a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.

SP-Equal Access to the Proxy (2110)

2110-1	Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.	X
2110-2	Always vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.

2110-3	Vote AGAINST IF the ballot will become open to shareholders’ nominees.
2110-4	Vote AGAINST IF the change will allow shareholder statements.

SP-Improve Meeting Reports (2120)

2120-1	Always vote FOR a shareholder proposal to improve annual meeting reports.	X
2120-2	Always vote AGAINST a shareholder proposal to improve annual meeting reports.

SP-Change Annual Meeting Location (2130)

2130-1	Always vote FOR a shareholder proposal to change the annual meeting location.	X
2130-2	Always vote AGAINST a shareholder proposal to change the annual meeting location.

SP-Change Annual Meeting Date (2131)

2131-1	Always vote FOR a shareholder proposal to change the annual meeting date.	X
2131-2	Always vote AGAINST a shareholder proposal to change the annual meeting date.

SP-Board Inclusiveness (2201)

2201-1	Always vote FOR a shareholder proposal asking the board to include more women and minorities as directors.	X
2201-2	Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as directors.

SP-Increase Board Independence (2202)

2202-1	Always vote FOR a shareholder proposal seeking to increase board independence.	X
2202-2	Always vote AGAINST a shareholder proposal seeking to increase board independence.

SP-Director Tenure/Retirement Age (2203)

2203-1	Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.
2203-2	Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.	X
2203-3	Vote AGAINST IF the proposal seeks to establish a tenure policy shorter than XX years.
2203-4	Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.

SP-Minimum Stock Ownership by Directors (2204)

2204-1	Always vote FOR a shareholder proposal to require minimum stock ownership by directors.	X
2204-2	Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.
2204-3	Vote AGAINST IF the minimum level of ownership required is more than XX shares.

SP-Allow Union/Employee Representatives on the Board (2205)

2205-1	Always vote FOR a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.
2205-2	Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.	X

SP-Directors’ Role in Corporate Strategy (2206)

2206-1	Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.
2206-2	Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.	X

SP-Increase Nominating Committee Independence (2210)

2210-1	Always vote FOR a shareholder proposal to increase the independence of the nominating committee.	X
2210-2	Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.

SP-Create Nominating Committee (2211)

2211-1	Always vote FOR a shareholder proposal to create a nominating committee of the board.	X
2211-2	Always vote AGAINST a shareholder proposal to create a nominating committee of the board.
2211-3	Vote AGAINST IF the proposal includes no requirements on the number of independent directors required to serve on the committee.

SP-Create Shareholder Committee (2212)

2212-1	Always vote FOR a shareholder proposal urging the creation of a shareholder committee.
2212-2	Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.
2212-3	Vote AGAINST IF the proposal is a binding bylaw amendment.	X

SP-Independent Board Chairman (2214)

2214-1	Always vote FOR a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.
2214-2	Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.	X

SP-Lead Director (2215)

2215-1	Always vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of non-employee directors.	X
2215-2	Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.

SP-Adopt Cumulative Voting (2220)

2220-1	Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.	X
2220-2	Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

SP-Require Nominee Statement in Proxy (2230)

2230-1	Always vote FOR a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.
2230-2	Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.	X

SP-Double Board Nominees (2231)

2231-1	Always vote FOR a shareholder proposal to nominate two director candidates for each open board seat.
2231-2	Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.	X

SP-Director Liability (2240)

2240-1

Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.

X
2240-2

Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.

SP-Repeal Classified Board (2300)

2300-1	Always vote FOR a shareholder proposal to repeal a classified board.	X
2300-2	Always vote AGAINST a shareholder proposal to repeal a classified board.
2300-3	Vote AGAINST IF the company does not have a shareholder rights plan (poison pill).

SP-Redeem or Vote on Poison Pill (2310)

2310-1	Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.	X
2310-2	Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.
2310-3	Vote AGAINST IF the proposal seeks only to redeem the current rights plan (and does not ask for a shareholder vote.)
2310-4	Vote AGAINST IF the board has an independent majority.
2310-5	Vote AGAINST IF the proposal is binding rather than merely precatory (advisory).
2310-6	Vote AGAINST IF the pill does not contain a dead-hand provision.
2310-7	Vote AGAINST IF the company elects the entire board annually.

SP-Eliminate Supermajority Provision (2320)

2320-1	Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.	X
2320-2	Always vote AGAINST a shareholder proposal that seeks to eliminate supermajority provisions.

SP-Reduce Supermajority Provision (2321)

2321-1	Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.	X
2321-2	Always vote AGAINST a shareholder proposal that seeks to reduce supermajority provisions.

SP-Repeal Fair Price Provision (2324)

2324-1	Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.
2324-2	Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.	X

SP-Restore Right to Call a Special Meeting (2325)

2325-1	Always vote FOR a shareholder proposal to restore shareholders’ right to call a special meeting.	X
2325-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to call a special meeting.

SP-Restore Right to Act by Written Consent (2326)

2326-1	Always vote FOR a shareholder proposal to restore shareholders’ right to act by written consent.	X
2326-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to act by written consent.

SP-Prohibit Targeted Share Placement (2330)

2330-1	Always vote FOR a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.	X
2330-2	Always vote AGAINST a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

SP-Opt Out of State Takeover Statute (2341)

2341-1	Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.	X
2341-2	Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

SP-Reincorporation (2342)

2342-1	Always vote FOR a shareholder proposal to reincorporate the company in another state.	X
2342-2	Always vote AGAINST a shareholder proposal to reincorporate the company in another state.
2342-3	Vote AGAINST IF the new state has stronger anti-takeover provisions.

SP-Adopt Anti-Greenmail Provision (2350)

2350-1	Always vote FOR a shareholder proposal to limit greenmail payments.	X
2320-2	Always vote AGAINST a shareholder proposal to limit greenmail payments.

SP-Restrict Executive Compensation (2400)

2400-1	Always vote FOR a shareholder proposal to restrict executive compensation.	X
2400-2	Always vote AGAINST a shareholder proposal to restrict executive compensation.
2400-3	Vote AGAINST IF the proposal limits executive pay without linking compensation to financial performance.

SP-Disclose Executive Compensation (2401)

2401-1	Always vote FOR a shareholder proposal to enhance the disclosure of executive compensation.	X
2401-2	Always vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.
2401-3	Vote AGAINST IF the proposal extends reporting to all executives paid more than $XX.

SP-Restrict Director Compensation (2402)

2402-1	Always vote FOR a shareholder proposal to restrict director compensation.	X
2402-2	Always vote AGAINST a shareholder proposal to restrict director compensation.

SP-Cap Executive Pay (2403)

2403-1	Always vote FOR a shareholder proposal to cap executive pay.	X
2403-2	Always vote AGAINST a shareholder proposal to cap executive pay.

SP-Pay Directors in Stock (2405)

2405-1	Always vote FOR a shareholder proposal calling for directors to be paid with company stock.	X
2405-2	Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.
2405-3	Vote AGAINST IF the resolution would require directors to receive their entire compensation in the form of company stock.

SP-Approve Executive Compensation (2406)

2406-1	Always vote FOR a shareholder proposal calling for shareholder votes on executive pay.	X
2406-2	Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.

SP-Restrict Director Pensions (2407)

2407-1	Always vote FOR a shareholder proposal calling for the termination of director retirement plans.	X
2407-2	Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.

SP-Review/Report on/Link Executive Pay to Social Performance (2408)

2408-1	Always vote FOR a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.	X
2408-2	Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.
2408-3	Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social performance.

SP-No Repricing of Underwater Options (2409)

2409-1	Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.	X
2409-2	Always vote AGAINST a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.
2409-3	Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.

SP-Golden Parachutes (2414)

2414-1	Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.	X
2414-2	Always vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.
2414-3	Vote AGAINST IF the highest payout formula of current agreements does not exceed XX times an executive’s salary and bonus.

SP-Award Performance-Based Stock Options (2415)

2415-1	Always vote FOR a shareholder proposal seeking to award performance-based stock options.	X
2415-2	Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.

SP-Expense Stock Options (2416)

2416-1	Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.
2416-2	Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.	X

SP-Pension Fund Surplus (2417)

2417-1	Always vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.
2417-2	Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.	X

SP-Create Compensation Committee (2420)

2420-1	Always vote FOR a shareholder proposal to create a compensation committee.	X
2420-2	Always vote AGAINST a shareholder proposal to create a compensation committee.

SP-Hire Independent Compensation Consultant (2421)

2421-1

Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

X
2421-2

Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

SP-Increase Compensation Committee Independence (2422)

2422-1	Always vote FOR a shareholder proposal to increase the independence of the compensation committee.	X
2422-2	Always vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

SP-Increase Audit Committee Independence (2500)

2500-1	Always vote FOR a shareholder proposal to increase the independence of the audit committee.	X
2500-2	Always vote AGAINST a shareholder proposal to increase the independence of the audit committee.

SP-Increase Key Committee Independence (2501)

2501-1	Always vote FOR a shareholder proposal to increase the independence of key committees.	X
2501-2	Always vote AGAINST a shareholder proposal to increase the independence of key committees.

1.                                       SOCIAL ISSUE PROPOSALS

SP-Develop/Report on Human Rights Policy (3000)

3000-1	Always vote FOR a shareholder proposal that asks the company to develop or report on human rights policies.
3000-2	Always vote AGAINST a shareholder proposal that asks the company to develop or report on human rights policies.
3000-3	Vote AGAINST IF the company does not operate in countries of concern.	X

SP-Review Operations’ Impact on Local Groups (3005)

3005-1	Always vote FOR a shareholder proposal that asks the company to review its operations’ impact on local groups.
3005-2	Always vote AGAINST a shareholder proposal that asks the company to review its operations’ impact on local groups.	X
3005-3	Vote AGAINST IF the proposal calls for action beyond reporting.

SP-Burma-Limit or End Operations (3030)

3030-1	Always vote FOR a shareholder proposal that asks the company to limit or end operations in Burma.
3030-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end operations in Burma.
3030-3	Vote AGAINST IF the company’s operations are de minimus and do not involve oil or mining.	X
3030-4	Vote AGAINST IF the company does not contract directly with the Burmese government.

SP-Burma-Review Operations (3031)

3031-1	Always vote FOR a shareholder proposal that asks management to review operations in Burma.	X
3031-2	Always vote AGAINST a shareholder proposal that asks management to review operations in Burma.

SP-China-No Use of Forced Labor (3040)

3040-1	Always vote FOR a shareholder proposal that asks management to certify that company operations are free of forced labor.	X
3040-2	Always vote AGAINST a shareholder proposal that asks management to certify that company operations are free of forced labor.

SP-China-Adopt Code of Conduct (3041)

3041-1	Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
3041-2	Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
3041-3	Vote AGAINST IF the company has de minimus operations involving China.	X

SP-Review Military Contracting Criteria (3100)

3100-1

Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

3100-2

Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

3100-3	Vote AGAINST IF the company derives less than 50% of its revenues from military-related operations.	X

SP-Review Economic Conversion (3110)

3110-1	Always vote FOR a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.
3110-2

Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.

3110-3	Vote AGAINST IF the company derives less than 50% of its revenues from defense contracts.	X

SP-Review Space Weapons (3120)

3120-1	Always vote FOR a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.
3120-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.	X

SP-Review Foreign Military Sales (3130)

3130-1	Always vote FOR a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.	X
3130-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.
3130-3	Vote AGAINST IF all of the company’s current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S. government exclusively.

SP-Limit or End Nuclear Weapons Production (3150)

3150-1	Always vote FOR a shareholder proposal that asks management to limit or end nuclear weapons production.
3150-2	Always vote AGAINST a shareholder proposal that asks management to limit or end nuclear weapons production.	X

SP-Review Nuclear Weapons Production (3151)

3151-1	Always vote FOR a shareholder proposal that asks management to review nuclear weapons production.
3151-2	Always vote AGAINST a shareholder proposal that asks management to review nuclear weapons production.	X

SP-Review Charitable Giving Policy (3210)

3210-1	Always vote FOR a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
3210-2	Always vote AGAINST a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
3210-3	Vote AGAINST IF the company has a well-managed program or the proposal will be unduly burdensome.	X

SP-Limit or End Charitable Giving (3215)

3215-1	Always vote FOR a shareholder proposal that asks the company to limit or end charitable giving.
3215-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.
3215-3	Vote AGAINST IF the company’s giving is not excessive or the proposal would end all giving.	X

SP-Review Political Spending (3220)

3220-1	Always vote FOR a shareholder proposal that asks the company to increase disclosure of political spending and activities.
3220-2	Always vote AGAINST a shareholder proposal that asks the company to increase disclosure of political spending and activities.
3220-3	Vote AGAINST IF the information requested is already easily available or if compliance is costly.	X

SP-Limit or End Political Spending (3221)

3221-1	Always vote FOR a shareholder proposal that asks the company to limit or end political spending.
3221-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end political spending.
3221-3	Vote AGAINST IF the total contributions were less than $50,000 or the proposal would end all spending.	X

SP-Disclose Prior Government Service (3222)

3222-1	Always vote FOR a shareholder proposal requesting disclosure of company executives’ prior government service.
3222-2	Always vote AGAINST a shareholder proposal requesting disclosure of company executives’ prior government service.	X

SP-Affirm Political Nonpartisanship (3224)

3224-1	Always vote FOR a shareholder proposal requesting affirmation of political nonpartisanship.
3224-2	Always vote AGAINST a shareholder proposal requesting affirmation of political nonpartisanship.	X

SP-Review Tobacco Marketing (3300)

3300-1	Always vote FOR a shareholder proposal that asks management to report on or change tobacco product marketing practices.
3300-2	Always vote AGAINST a shareholder proposal that asks management to report on or change tobacco product marketing practices.
3300-3	Vote AGAINST IF no prima facie evidence suggests company targets youth or uses unregulated channels.

3300-4	Vote AGAINST IF there is no prima facie evidence the company’s marketing practices are illegal.
3300-5	Vote AGAINST IF the proposal calls for action beyond reporting.	X

SP-Sever Links with Tobacco Industry (3307)

3307-1	Always vote FOR a shareholder proposal to sever links with the tobacco industry.
3307-2	Always vote AGAINST a shareholder proposal to sever links with the tobacco industry.	X
3307-3	Vote AGAINST IF the proposal is submitted to a tobacco company.
3307-4	Vote AGAINST IF the company is NOT a health care company.
3307-5	Vote AGAINST IF the company has retail outlets for tobacco products.
3307-6	Vote AGAINST IF the company provides products to the tobacco industry.
3307-7	Vote AGAINST IF the proposal concerns media outlets for tobacco advertising.
3307-8	Vote AGAINST IF the proposal concerns tobacco farmers.

SP-Review or Reduce Tobacco Harm to Health (3308)

3308-1	Always vote FOR a shareholder proposal that asks the company to review or reduce tobacco harm to health.
3308-2	Always vote AGAINST a shareholder proposal that asks the company to review or reduce tobacco harm to health.	X
3308-3	Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.
3308-4	Vote AGAINST IF the proposal concerns research or changes to product ingredients.
3308-5	Vote AGAINST IF the proposal concerns changes to package labeling and health warnings.

SP-Review or Promote Animal Welfare (3320)

3320-1	Always vote FOR a shareholder proposal that asks management to review or promote animal welfare.
3320-2	Always vote AGAINST a shareholder proposal that asks management to review or promote animal welfare.	X
3320-3	Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.
3320-4	Vote AGAINST IF the proposal calls for action beyond reporting.

SP-Review Drug Pricing or Distribution (3340)

3340-1	Always vote FOR a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.
3340-2	Always vote AGAINST a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.
3340-3	Vote AGAINST IF the proposal asks for more than a report.	X
3340-4	Vote AGAINST IF the proposal relates only to domestic pricing.

SP-Oppose Embryo/Fetal Destruction (3350)

3350-1	Always vote FOR a shareholder proposal that asks the company to take action on embryo or fetal destruction.
3350-2	Always vote AGAINST a shareholder proposal that asks the company to take action on embryo or fetal destruction.	X

SP-Review Nuclear Facility/Waste (3400)

3400-1	Always vote FOR a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
3400-2	Always vote AGAINST a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
3400-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3400-4	Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.

SP-Review Energy Efficiency & Renewables (3410)

3410-1	Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
3410-2	Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
3410-3	Vote AGAINST IF the proposal asks for more than a report.	X

SP-Endorse Ceres Principles (3420)

3420-1	Always vote FOR a shareholder proposal that asks management to endorse the Ceres principles.
3420-2	Always vote AGAINST a shareholder proposal that asks management to endorse the Ceres principles.
3420-3	Vote AGAINST IF the company has well-established environmental management practices.
3420-4	Vote AGAINST IF the company has an average or better environmental performance record.

SP-Control Generation of Pollutants (3422)

3422-1	Always vote FOR a shareholder proposal that asks the company to control generation of pollutant(s).
3422-2	Always vote AGAINST a shareholder proposal that asks the company to control generation of pollutant(s).
3422-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3422-4	Vote AGAINST IF the company reports its emissions and plans to limit their future growth.
3422-5	Vote AGAINST IF the company reports its emissions and plans to reduce them from established levels.

SP-Report on Environmental Impact or Plans (3423)

3423-1	Always vote FOR a shareholder proposal that asks the company to report on its environmental impact or plans.
3423-2	Always vote AGAINST a shareholder proposal that asks the company to report on its environmental impact or plans.
3423-3	Vote AGAINST IF management has issued a written statement beyond the legal minimum.	X

SP-Report or Take Action on Climate Change (3425)

3425-1	Always vote FOR a shareholder proposal that asks management to report or take action on climate change.
3425-2	Always vote AGAINST a shareholder proposal that asks management to report or take action on climate change.
3425-3	Vote AGAINST IF management has issued a statement acknowledging a global warming threat.
3425-4	Vote AGAINST IF management acknowledges a global warming threat and has issued company policy.
3425-5	Vote AGAINST IF management has issued a statement and committed to targets and timetable.
3425-6	Vote AGAINST IF the company is not a major emitter of greenhouse gases.

SP-Review or Curb Bioengineering (3430)

3430-1	Always vote FOR a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.
3430-2	Always vote AGAINST a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.
3430-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3430-4	Vote AGAINST IF the proposal calls for a moratorium on sales of bioengineered products.

SP-Preserve/Report on Natural Habitat (3440)

3440-1	Always vote FOR a shareholder proposal that asks the company to preserve natural habitat.
3440-2	Always vote AGAINST a shareholder proposal that asks the company to preserve natural habitat.
3440-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3440-4	Vote AGAINST IF the proposal does not address a unique habitat.

SP-Review Developing Country Debt (3500)

3500-1	Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings.
3500-2	Always vote AGAINST a shareholder proposal asking the company to review their developing country debt and lending criteria and to report to shareholders on its findings.
3500-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

SP-Review Social Impact of Financial Ventures (3503)

3503-1	Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
3503-2	Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
3503-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

SP-Review Fair Lending Policy (3520)

3520-1	Always vote FOR a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.
3520-2	Always vote AGAINST a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.	X
3520-3	Vote AGAINST IF the proposal asks for action beyond reporting.

SP-Review Plant Closings (3600)

3600-1	Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.
3600-2	Always vote AGAINST a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.	X

SP-Report on EEO (3610)

3610-1

Always vote FOR a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

3610-2

Always vote AGAINST a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

3610-3	Vote AGAINST IF the company releases its EEO-1 reports.
3610-4	Vote AGAINST IF the company’s EEO-1 reports and compliance record indicate it is average.	X
3610-5	Vote AGAINST IF the information indicates a well-established affirmative action program.

SP-Drop Sexual Orientation from EEO Policy (3614)

3614-1	Always vote FOR a shareholder proposal that asks management to drop sexual orientation from EEO policy.
3614-2	Always vote AGAINST a shareholder proposal that asks management to drop sexual orientation from EEO policy.	X

SP-Adopt Sexual Orientation Anti-Bias Policy (3615)

3615-1	Always vote FOR a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.
3615-2	Always vote AGAINST a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.	X

SP-Review Mexican Work Force Conditions (3621)

3621-1	Always vote FOR a shareholder proposal that asks management to report on or review Mexican operations.
3621-2	Always vote AGAINST a shareholder proposal that asks management to report on or review Mexican operations.	X

SP-Adopt Standards for Mexican Operation (3622)

3622-1	Always vote FOR a shareholder proposal that asks management to adopt standards for Mexican operations.
3622-2	Always vote AGAINST a shareholder proposal that asks management to adopt standards for Mexican operations.	X

SP-Review or Implement MacBride Principles (3630)

3630-1	Always vote FOR a shareholder proposal that asks management to review or implement the MacBride principles.
3630-2	Always vote AGAINST a shareholder proposal that asks management to review or implement the MacBride principles.
3630-3	Vote AGAINST IF no fair employment problems exist.	X

SP-Urge MacBride on Contractor/Franchisee (3632)

3632-1	Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
3632-2	Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
3632-3	Vote AGAINST IF no fair employment problems exist at contractor/franchisee.	X

SP-Review Global Labor Practices (3680)

3680-1	Always vote FOR a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.
3680-2	Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.
3680-3	Vote AGAINST IF the company already reports publicly using a recognized standard.
3680-4	Vote AGAINST IF the resolution asks for more than a report.	X

SP-Monitor/Adopt ILO Conventions (3681)

3681-1

Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.

3681-2

Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.

3681-3	Vote AGAINST IF the proposal asks the company to use third-party monitors.
3681-4	Vote AGAINST IF the company has a reasonable code and monitoring system.	X

SP-Report on Sustainability (3700)

3700-1	Always vote FOR a shareholder proposal requesting reports on sustainability.
3700-2	Always vote AGAINST a shareholder proposal requesting reports on sustainability.
3700-3	Always vote AGAINST IF the company has already issued a report in GRI format.	X

As revised November 15, 2005

PART C.  OTHER INFORMATION

Item 23.  Exhibits.

a(i).                                   Amended and Restated Agreement and Declaration of Trust of Registrant.(C)

a(ii).                                Amendment to Amended and Restated Agreement and Declaration of Trust of Registrant.(C)

b.                                             Copy of By-Laws of Registrant as amended through November 15, 2004.(F)

c(i).                                   Specimen Share Certificate.(A)

c(ii).                                Portions of Amended and Restated Agreement and Declaration of Trust Relating to Shareholders’ Rights.(F)

c(iii).                             Portions of By-laws Relating to Shareholders’ Rights.(C)

d(i).                                  Amended and Restated Investment Advisory Agreement between RS Investment Management Co. LLC and Registrant.(L)

d(ii)(a).                 Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investment Management Co. LLC and Guardian Investor Services LLC.(J)

d(ii)(b).                Sub-Advisory, Sub-Administration and Accounting Services Agreement between RS Investment Management Co. LLC and Guardian Baillie Gifford Limited. (L)

d(ii)(c).                 Sub-Advisory Contract between RS Investment Management Co. LLC and UBS Global Asset Management
(Americas) Inc.(J)

d(ii)(d).                Sub-Sub-Investment Advisory Agreement between Guardian Baillie Gifford Limited and Baillie Gifford Overseas
Limited. (L)

e.                                              Distribution Agreement with Guardian Investor Services LLC.(J)

f.                                                Inapplicable.

g(i).                                  Form of Custodian Agreement between Registrant and PFPC Trust Company.(C)

g(ii).                               Custodian Agreement between The Park Avenue Portfolio and State Street Bank and Trust Company, as amended from time to time, and the Assignment and Assumption Agreement relating thereto between The Park Avenue Portfolio, the Registrant, and State Street Bank and Trust Company.(J)

g(iii)                               Form of Master Custodian Agreement between Registrant, RS Variable Products Trust, and State Street Bank and Trust Company.*

h(i).                                  Form of Sub-Administration and Accounting Services Agreement between Registrant and PFPC, Inc.(C)

h(ii).                               Revised Sub-Administration and Accounting Services Fees Letter.(E)

h(iii).                            Form of Revised Exhibit A to Revised Sub-Administration and Accounting Services Fees Letter.(F)

h(iv).                           Revised Sub-Administration, Accounting and Custodian Services Fee Waiver.(E)

h(v).                              Sub-Administration and Accounting Services Agreement by and among RS Investment Management Co. LLC, Guardian Investor Services LLC, the Registrant, and RS Variable Products Trust.(J)

h(vi)                               Form of Administration Agreement between Registrant, RS Variable Products Trust, and State Street Bank and Trust Company.*

i.                                                 Opinion and Consent of Ropes & Gray LLP.*

j(i).                                      Consent of PricewaterhouseCoopers LLP.*

j(ii).                                   Consent of Ernst & Young LLP.*

k.                                              Inapplicable.

l.                                                 Letter of Understanding Relating to Initial Capital.(A, B)

m(i).                                Restated Plan pursuant to Rule 12b-1.(D)

m(ii).                             Amended and Restated Distribution Plan pursuant to Rule 12b-1.(H)

n.                                             18f-3 Plan.(H)

o.                                             [Reserved]

p(i).                                  Code of Ethics of RS Investment Management Co. LLC, RS Investment Trust and RS Variable Products Trust. (M)

p(ii)(a).                 Code of Ethics of Guardian Investor Services LLC.(H)

p(ii)(b).                Code of Ethics for Principal Executive and Senior Financial Officers of the Guardian-Sponsored Mutual Funds of Guardian Investor Services LLC.(H)

p(iii).                            Code of Ethics of UBS Global Asset Management (Americas) Inc.(M)

p(iv).                           Code of Ethics of Guardian Baillie Gifford Limited and Baillie Gifford Overseas Limited. (M)

q(i).                                  Powers of Attorney for the following Trustees of RS Investment Trust: Leonard B. Auerbach, Judson Bergman, Jerome S. Contro, and John W. Glynn, Jr.(G)

q(ii).                               Powers of Attorney for the following Trustees of RS Investment Trust: Anne M. Goggin, Esq. and Dennis J. Manning.(H)

q(iii)                               Power of Attorney for the Treasurer and Principal Financial and Accounting Officer of RS Investment Trust: James E. Klescewski.(H)

Incorporated by a reference to like-numbered exhibits:

(A)                                     Previously filed as part of the Registration Statement filed August 12, 1987.

(B)                                       Previously filed as part of the Post-Effective Amendment No. 19 to the Registration Statement on July 5, 1994.

(C)                                       Previously filed as part of the Post-Effective Amendment No. 34 to the Registration Statement on March 4, 1999.

(D)                                      Previously filed as part of the Post-Effective Amendment No. 40 to the Registration Statement on January 9, 2001.

(E)                                        Previously filed as part of the Post-Effective Amendment No. 46 to the Registration Statement on March 2, 2004.

(F)                                        Previously filed as part of the Post-Effective Amendment No. 50 to the Registration Statement on September 30, 2005.

(G)                                       Previously filed as part of the Post-Effective Amendment No. 52 to the Registration Statement on July 3, 2006.

(H)                                      Previously filed as part of the Post-Effective Amendment No. 56 to the Registration Statement on September 28, 2006.

(I)                                           Previously filed as part of the Post-Effective Amendment No. 58 to the Registration Statement on October 6, 2006.

(J)                                          Previously filed as part of the Post-Effective Amendment No. 59 to the Registration Statement on November 1, 2006.

(K)                                      Previously filed as part of the Post-Effective Amendment No. 60 to the Registration Statement on December 22, 2006.

(L)                                        Previously filed as part of the Post-Effective Amendment No. 64 to the Registration Statement on March 2, 2007.

(M)                                   Previously filed as part of the Post-Effective Amendment No. 66 to the Registration Statement on April 20, 2007.

*  Filed herewith.

Item 24.  Persons Controlled By or Under Common Control With Registrant.

RS Investment Management Co. LLC (“RS Investments”) is the investment adviser for each of the series of RS Investment Trust (the “Trust”). Guardian Investor Services LLC (“GIS”) owns a majority of the outstanding interests in RS Investments.  GIS is a subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), a New York mutual insurance company.  The following list sets forth the persons directly controlled by Guardian Life as of December 31, 2006.  Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percentage of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%

Berkshire Life Insurance Company of America	Massachusetts	100%

Guardian Trust Company, FSB	Federal Savings Bank	100%

Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%

Managed Dental Care	California	100%

First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth Limited Health Services Corporation	Wisconsin	100%

First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth Reinsurance Company	Arizona	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
First Commonwealth Heath Services Corporation	Illinois	100%

Managed DentalGuard, Inc.	New Jersey	100%

Managed DentalGuard, Inc.	Texas	100%

Innovative Underwriters, Inc.	New Jersey	100%

Hanover Acquisition LLC	Delaware	100%

RS Tax-Exempt Fund	Massachusetts	85.33%
RS International Growth Fund	Massachusetts	29.35%
RS Investment Quality Bond Fund	Massachusetts	35.65%
RS Small Cap Core Equity Fund	Massachusetts	29.21%
RS Emerging Markets Growth Fund	Massachusetts	34.20%
RS High Yield Bond Fund	Massachusetts	84.79%
RS Small Cap Core Equity VIP Series	Massachusetts	44.05%
RS Asset Allocation VIP Series	Massachusetts	43.37%
RS S&P 500 Index VIP Series	Massachusetts	40.91%
RS High Yield Bond VIP Series	Massachusetts	44.44%
RS S&P 500 Index Fund	Massachusetts	13.99%
RS Core Equity Fund	Massachusetts	16.10%
RS Large Cap Value Fund	Massachusetts	88.27%
RS Partners VIP Series	Massachusetts	21.96%
RS Large Cap Value VIP Series	Massachusetts	66.67%
RS Asset Allocation Fund	Massachusetts	16.49%
RS Low Duration Bond Fund	Massachusetts	89.71%
RS Low Duration Bond VIP Series	Massachusetts	28.79%

Item 25.  Indemnification.

Under the terms of Registrant’s By-laws, Article VI, Registrant is required, subject to certain exceptions and limitations, to indemnify and insure its trustees, officers, employees, agents and other persons who may be indemnified by Registrant under the Investment Company Act of 1940 (the “1940 Act”).

The Registrant, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Item 26.  Business and Other Connections of Investment Adviser.

RS Investment Management Co. LLC

Information about the managing directors of RS Investments is set forth in Parts A and B herein.

Guardian Investor Services LLC

GIS serves as investment sub-adviser for each of RS S&P 500 Index Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, RS Money Market Fund (previously, RS Cash Management Fund), and RS Asset Allocation Fund. GIS is responsible for the day-to-day management of the seven Funds, which includes buying and selling securities, choosing brokers and negotiating commissions.  GIS also serves as the investment subadviser for six of the twelve series funds comprising RS Variable Products Trust, namely: RS Asset Allocation VIP Series, RS S&P 500 Index VIP Series, RS Investment Quality Bond VIP Series, RS Low Duration Bond VIP Series, RS High Yield Bond VIP Series, and RS Money Market VIP Series (previously, RS Cash Management VIP Series).  GIS is also the manager of Gabelli Capital Asset Fund.  GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is a subsidiary of Guardian Life. GIS is located at 7 Hanover Square, New York, New York 10004. GIS is the underwriter and distributor of each of the Funds’ shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through certain of its separate accounts. These separate accounts are all unit investment trusts registered under the Investment Company Act of 1940, as amended.

A list of GIS’ officers and directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each company is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS	Other Substantial Business, Profession, Vocation or Employment

Robert E. Broatch	Manager	Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America. Director, The Guardian Insurance & Annuity Company, Inc.

Armand M. de Palo	Manager	Executive Vice President and Chief Actuary, The Guardian Life Insurance Company of America. Director, The Guardian Insurance & Annuity Company, Inc.

Gary B. Lenderink	Manager	Executive Vice President, The Guardian Life Insurance Company of America. Director, The Guardian Insurance & Annuity Company, Inc.

Bruce C. Long	President and Manager	Executive Vice President, Equity, The Guardian Life Insurance Company of America. President and Director, The Guardian Insurance & Annuity Company, Inc.; Director, Guardian Baillie Gifford Limited.*

Dennis J. Manning	Manager

Trustee, RS Variable Products Trust.** Trustee, RS Investment Trust. President & Chief Executive Officer, The Guardian Life Insurance Company of America; Director, The Guardian Insurance & Annuity Company, Inc. Director, Guardian Baillie Gifford Limited.* Chairman, RS Investments.**

Richard A. Cumiskey	Senior Vice President and Chief Compliance Officer	Second Vice President, Equity Administration and Oversight, The Guardian Life Insurance Company of

America; Senior Vice President and Chief Compliance Officer, The Guardian Insurance and Annuity Company, Inc. Officer of the Guardian-sponsored mutual funds.

John H. Walter	Vice President and Controller

Vice President and Chief Financial Officer, Equity Profit Center, The Guardian Life Insurance Company of America; Second Vice President, Financial Reporting 9/05 to 4/06; Assistant Vice President, Equity Financial Management and Control, The Guardian Life Insurance Company of America, prior thereto.

Richard T. Potter, Jr.	Senior Vice President and Counsel

Vice President and Equity Counsel, The Guardian Life Insurance Company of America. Senior Vice President and Counsel, The Guardian Insurance and Annuity Company, Inc. Officer of the Guardian-sponsored mutual funds.

Thomas G. Sorell	Executive Vice President and Chief Investment Officer

Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America since 2003. Executive Vice President and Chief Investment Officer, The Guardian Insurance and Annuity Company, Inc. President of the Guardian-sponsored mutual funds.

Donald P. Sullivan	Senior Vice President	Vice President, The Guardian Life Insurance Company of America. Senior Vice President, The Guardian Insurance and Annuity Company, Inc.

Peggy L. Coppola	Senior Vice President	Vice President, The Guardian Life Insurance Company of America. Senior Vice President, The Guardian Insurance and Annuity Company, Inc.

Joseph A. Caruso	Manager, Executive Vice President and Secretary

Director, Executive Vice President and Corporate Secretary, The Guardian Life Insurance Company of America. Director, Senior Vice President and Corporate Secretary, 2005-2006; Senior Vice President and Secretary prior thereto. Director, Senior Vice President and Secretary, The Guardian Insurance and Annuity Company, Inc. Officer of the Guardian-sponsored mutual funds.

* Principal business address is 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

** Principal business address is 388 Market Street, San Francisco, California  94111.

Guardian Baillie Gifford Limited

Guardian Baillie Gifford Limited (“GBG”) serves as the investment sub-adviser for RS International Growth Fund and RS Emerging Markets Fund.  GBG is an investment management company based in Edinburgh, Scotland.  Baillie Gifford Overseas Limited (“BG Overseas”) is responsible for the day-to-day investment management of the two Funds.  Guardian Life owns 51% of GBG, and the remaining 49% is owned by BG Overseas.  GBG is regulated by the Financial Services Authority, an independent regulator of investment advisory firms. GBG is located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

Name	Position with GBG	Other Substantial Business Affiliations
Edward H. Hocknell	Director	Partner: Baillie Gifford & Co.* Director: Baillie Gifford Overseas Limited.*

Rowan Robin Menzies	Director	Partner: Baillie Gifford & Co.* Director: Baillie Gifford Overseas Limited.*

Bruce C. Long	Director	Executive Vice President, Equity, The Guardian Life Insurance Company of America. President and Director, The Guardian Insurance & Annuity Company, Inc.**

Dennis J. Manning	Director

Trustee, RS Variable Products Trust.*** President & Chief Executive Officer, The Guardian Life Insurance Company of America; Director, The Guardian Insurance & Annuity Company, Inc.** Chairman, RS Investments.***

Thomas G. Sorell	Director

Executive Vice President and Chief Investment Officer, The Guardian Life Insurance Company of America since 2003. Executive Vice President and Chief Investment Officer, The Guardian Insurance and Annuity Company, Inc. President of the Guardian-sponsored mutual funds.**

* Principal business address is 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

** Principal business address is 7 Hanover Square, New York, New York 10004.

*** Principal business address is 388 Market Street, San Francisco, California  94111.

Baillie Gifford Overseas Limited

BG Overseas serves as the sub-sub-adviser for RS International Growth Fund and RS Emerging Markets Fund.  BG Overseas is responsible for the day-to-day investment management of the two Funds, which includes buying and selling securities, choosing brokers and negotiating commissions.  BG Overseas is wholly owned by a Scottish investment company, Baillie Gifford & Co.  Founded in 1908, Baillie Gifford & Co. manages money for institutional clients primarily within the United Kingdom. It is one of the largest independently owned investment management firms in the U.K.  BG Overseas and Baillie Gifford & Co. are located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

A list of BG Overseas’ directors is set forth below, indicating the business, profession, vocation or employment of a substantial nature in which each person has been engaged during the past two fiscal years for his or her own account or in the capacity of director, officer, partner, or trustee, aside from any affiliation with the Registrant. Except where otherwise noted, the principal business address of each individual in his capacity as director of BG Overseas is 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

Name	Position with BG Overseas	Other Substantial Business Affiliations

James K. Anderson	Director	Partner: Baillie Gifford & Co. Director: Baillie Gifford & Co. Limited.

Edward H. Hocknell	Director	Partner: Baillie Gifford & Co.

Gareth A. Howlett	Director	Director: Toyo Trust Baillie Gifford Limited.

J. Ross Lidstone	Director	Partner: Baillie Gifford & Co.

Gill E. Meekison	Director	Director: Baillie Gifford Savings Management Limited.

R. Robin Menzies	Director	Partner: Baillie Gifford & Co.

UBS Global Asset Management (Americas) Inc.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as investment sub-adviser for RS Large Cap Value Fund.  UBS Global AM is a Delaware corporation and an investment management firm, located at One North Wacker Drive, Chicago, IL 60606. UBS Global AM is responsible for the day-to-day management of the Fund, which includes buying and selling securities, choosing broker-dealers (including broker-dealers that may be affiliated with UBS Global AM) and negotiating commissions. UBS Global AM, a wholly owned indirect subsidiary of UBS AG, is a member of the UBS Global Asset Management business group of UBS AG. UBS AG is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

For information as to any other business, vocation or employment of a substantial nature in which RS Investments, GIS, GBG, BG Overseas, or UBS Global AM or each of their officers and directors are or have been engaged for his, her, or its own account or in the capacity of director, officer, employee, partner or trustee, within the last two fiscal years, reference is made to the Form ADV filed by each of them under the Investment Advisers Act of 1940, as amended, which are available on the Internet at www.sec.gov.

Item 27.  Principal Underwriter.

GIS is the principal underwriter with respect to each series of the Registrant.  The following is the relevant information for GIS.

(a)  GIS is the principal underwriter and distributor of the twenty-three series funds comprising RS Investment Trust, namely: RS Select Growth Fund (previously, RS Diversified Growth Fund), RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund, RS Internet Age Fund, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, RS Value Fund, RS Large Cap Value Fund, RS Core Equity Fund, RS Small Cap Core Equity Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, RS Money Market Fund (previously, RS Cash Management Fund), and RS Asset Allocation Fund. In addition, GIS is the distributor of variable annuities and variable life insurance policies issued by GIAC through certain of its separate accounts. These separate accounts are registered as unit investment trusts under the Investment Company Act of 1940, as amended, and buy and sell shares of RS Variable Products Trust on behalf of GIAC’s variable contractowners.

(b) The principal business address of the officers and managers of GIS listed below is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with Underwriter	Position(s) with Registrant
Robert E. Broatch	Manager	None
Armand M. de Palo	Manager	None
Gary B. Lenderink	Manager	None
Bruce C. Long	President & Manager	None
Dennis J. Manning	Manager	Trustee
Thomas G. Sorell	Executive Vice President and Chief Investment Officer	None
John H. Walter	Vice President and Controller	None
Richard T. Potter, Jr.	Senior Vice President and Counsel	None
Donald P. Sullivan, Jr.	Senior Vice President	None
Peggy L. Coppola	Senior Vice President	None
Joseph A. Caruso	Manager, Executive Vice President and Corporate Secretary	None

(c) Not Applicable.

Item 28.  Location of Accounts and Records.

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the custodian and the transfer agent for the Registrant, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171. The Registrant’s corporate records are maintained by the Registrant at its offices, 388 Market Street, San Francisco, CA 94111.

Item 29.  Management Services.

Not applicable.

Item 30.  Undertakings.

The Registrant has made the following undertakings which are still applicable:

(a)                                                                                  Registrant has undertaken to comply with Section 16(a) of the Investment Company Act of 1940, as amended, which requires the prompt convening of a meeting of shareholders to elect trustees to fill existing vacancies in the Registrant’s Board of Trustees in the event that less than a majority of the trustees have been elected to such position by shareholders.  Registrant has also undertaken to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 percent of the Registrant’s outstanding shares and to assist its shareholders in communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940, as amended.

(b)                                                                                 Registrant has undertaken to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders when available, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Investment Company Act of 1940 (the “1940 Act”), the Registrant, RS Investment Trust, has duly caused this Post-Effective Amendment No. 67 under the Securities Act and Post-Effective Amendment No. 69 under the 1940 Act to be signed on its behalf by the undersigned, thereto duly authorized, in the City and County of San Francisco and State of California, on the 27th day of April, 2007.

RS Investment Trust

By:	/S/ TERRY R. OTTON
Terry R. Otton
Title: President and Principal Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A of RS Investment Trust has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/S/ TERRY R. OTTON	Trustee, President and Principal Executive	April 27, 2007
Terry R. Otton	Officer

JAMES E. KLESCEWSKI*	Treasurer and Principal Financial and	April 27, 2007
James E. Klescewski	Accounting Officer

LEONARD B. AUERBACH*	Trustee	April 27, 2007
Leonard B. Auerbach

JUDSON BERGMAN*	Trustee	April 27, 2007
Judson Bergman

JEROME S. CONTRO*	Trustee	April 27, 2007
Jerome S. Contro

JOHN W. GLYNN*	Trustee	April 27, 2007
John W. Glynn

ANNE M. GOGGIN*	Trustee	April 27, 2007
Anne M. Goggin

DENNIS J. MANNING*	Trustee	April 27, 2007
Dennis J. Manning

* By:	/S/ BENJAMIN L. DOUGLAS
Benjamin L. Douglas Attorney-in-Fact pursuant to the powers of attorney previously filed or filed herewith

EXHIBIT INDEX
RS INVESTMENT TRUST

EXHIBIT NO.	TITLE OF EXHIBIT
g(iii)	Form of Master Custodian Agreement between Registrant, RS Variable Products Trust, and State Street Bank and Trust Company.

h(vi)	Form of Administration Agreement between Registrant, RS Variable Products Trust, and State Street Bank and Trust Company.

i.	Opinion and Consent of Ropes & Gray LLP.

j(i).	Consent of PricewaterhouseCoopers LLP.

j(ii).	Consent of Ernst & Young LLP.